As filed with the Securities and Exchange Commission on April 30, 2021
File Nos. 333-92415
811-09721

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A
REGISTRATION STATEMENT
☒
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 54
☒
And
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 58
☒

PIMCO MANAGED ACCOUNTS TRUST
(Exact name of Registrant as Specified in Charter)

C/O Pacific Investment Management Company LLC
1633 Broadway
New York, NY 10019
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including area code:
(888) 877-4626
Ryan G. Leshaw
Pacific Investment Management Company LLC
650 Newport Center Drive
Newport Beach, California 92660
(Name and Address of Agent for Service)
Copies of Communications to:
David C. Sullivan, Esq. Ropes & Gray LLP Prudential Tower, 800 Boylston Street Boston, Massachusetts 02199	Douglas P. Dick, Esq. Adam T. Teufel, Esq. Dechert LLP 1900 K Street, N.W. Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):
☒	immediately upon filing pursuant to paragraph (b)	☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)	☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)	☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE
This Post-Effective Amendment No. 54 to the Registration Statement of PIMCO Managed Accounts Trust (the “Trust” or the “Registrant”) on Form N-1A (File No. 333-92415) (the “Amendment”) is being filed pursuant to Rule 485(b) under the Securities Act of 1933, as amended, to provide updated financial information for, and make other non-material changes to, the Registrant’s Prospectus and Statement of Additional Information.

PIMCO Managed Accounts Trust (the “Trust”)
Prospectus
April 30, 2021
Fixed Income SHares (FISH)
Fixed Income SHares: Series C (“FISH: Series C”)	FXICX
Fixed Income SHares: Series M (“FISH: Series M”)	FXIMX
Fixed Income SHares: Series R (“FISH: Series R”)	FXIRX
Fixed Income SHares: Series TE (“FISH: Series TE”)	FXIEX
Fixed Income SHares: Series LD (“FISH: Series LD”)	FXIDX
As with other mutual funds, neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
As permitted by regulations adopted by the Securities and Exchange Commission, you may not receive paper copies of shareholder reports from your financial intermediary, such as a broker-dealer or bank, which offers the Portfolio unless you specifically request paper copies from your financial intermediary. Instead, the shareholder reports will be made available on a website, and your financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the financial intermediary electronically by following the instructions provided by the financial intermediary.
You may elect to receive all future reports in paper free of charge from your financial intermediary. You should contact your financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolios held in your account at the financial intermediary.

Fixed Income SHares: Series C

Investment Objective
The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Portfolio
The tables below describe the fees and expenses you pay if you buy, hold and sell shares of the Portfolio. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
FISH: Series C
Advisory Fees(1)	0.00%
Other Expenses(2)	0.03%
Total Annual Portfolio Operating Expenses(3)	0.03%
1
The Portfolio does not pay an advisory fee to Pacific Investment Management Company LLC (“PIMCO”) under the Investment Advisory Contract between the Trust and PIMCO (the “Investment Advisory Contract”). However, the Portfolio is an integral part of “wrap-fee” programs, including those sponsored by investment advisers and broker- dealers unaffiliated with the Portfolio or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to PIMCO and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.
2
“Other Expenses” include interest expense of 0.03%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.00%.
3
Pursuant to an Expense Limitation Agreement between the Trust and PIMCO, PIMCO has contractually agreed to waive all fees and/or pay or reimburse all expenses of the Portfolio, including organizational and offering expenses and expenses associated with obtaining or maintaining a Legal Entity Identifier, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying funds or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. The Expense Limitation Agreement will continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as PIMCO serves as the investment adviser to the Portfolio pursuant to the Investment Advisory Contract. During the fiscal year ended December 31, 2020, the amounts waived and/or reimbursed pursuant to the Expense Limitation Agreement when rounded were less than 0.01%.
Example.  This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.
	1 Year	3 Years	5 Years	10 Years
FISH: Series C	$3	$10	$17	$39
Portfolio Turnover
The Portfolio pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example table, can adversely affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 562% of the average value of its portfolio.
Principal Investment Strategies
FISH: Series C seeks to achieve its investment objective by normally investing substantially all (and at least 80%) of its net assets (plus borrowings made for investment purposes) in a portfolio of U.S. and foreign fixed income instruments including (but not limited to): corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; floating and variable rate debt instruments, inflation-indexed bonds issued by corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of non-U.S. governments and their subdivisions, agencies and government sponsored enterprises; obligations of international agencies or supranational entities; obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; mortgage-related and other asset-backed securities, such as mortgage pass-through securities, collateralized mortage obligations, commercial mortgage-backed securities, mortage dollar rolls, stripped mortgage-backed securities, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities; and derivative instruments that have economic characteristics similar to the securities referenced above.
The Portfolio may invest up to 50% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investor Services (“Moody’s”), or equivalently rated by Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”) or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Portfolio may invest without limit in foreign (non-U.S.) currencies, securities denominated in foreign (non-U.S.) currencies, U.S. dollar denominated securities of foreign issuers, and securities and instruments of issuers that are economically tied to emerging market countries.

1  PIMCO Managed Accounts Trust | Prospectus

Prospectus

The Portfolio may invest up to 55% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Certain of these securities issued by U.S. Government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. Mortgage-related and other asset-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to this limitation. The Portfolio may invest without limitation in mortgage-related and other asset-backed securities, including mortgage-related and other asset-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
The Portfolio may invest in instruments of any maturity. The average portfolio duration of the Portfolio is expected to vary and may range anywhere from relatively short (e.g., less than two years) to relatively long (e.g., more than ten years) based on PIMCO’s forecast for interest rates.
The Portfolio may invest without limit in derivative instruments, such as options, futures contracts or swap agreements, which may relate to fixed income securities, interest rates, currencies or currency exchange rates, commodities, real estate and other assets, and related indices. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. Although the Portfolio may invest in derivatives of any kind, it expects to invest in futures contracts, swaps and forward foreign currency contracts and to write (sell) put and call options on securities for hedging, risk management or other purposes, including for the purpose or having the effect of creating leverage. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest in contingent convertible securities. The “total return” sought by the Portfolio consists of income earned on its investments, plus capital appreciation, if any, generally arising from decreases in interest rates or improving credit fundamentals for a particular sector or security.
The Portfolio will not change its policy to, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income instruments unless the Portfolio provides shareholders with the notice required by Rule 35d-1 under the Investment Company Act of 1940, as it may be amended or interpreted by the Securities and Exchange Commission (the “SEC”) from time to time.
Principal Risks
It is possible to lose money on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration
Credit Risk:  the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Focused Investment Risk:  the risk that, to the extent that the Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. Furthermore, the Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to market developments, which will subject the Portfolio to greater risk. The Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region
Derivatives Risk:  the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and

April 30, 2021 | PROSPECTUS  2

Fixed Income SHares: Series C

related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Turnover Risk:  the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance
Municipal Securities Risk:  the risk that investing in municipal securities subjects the Portfolio to certain risks, including variations in the quality of municipal securities, both within a particular classification and between classifications. The rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue
Contingent Convertible Securities Risk:  the risks of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Portfolio’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Portfolio
LIBOR Transition Risk:  the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Portfolio
Please see “Description of Principal Risks” for more information regarding the risks associated with investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual total returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The information in the bar chart and Average Annual Total Returns Table does not reflect payment of any applicable “wrap” fees by clients of “wrap-fee” programs that invest in the Portfolio to the program sponsors. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The Portfolio’s benchmark is the Bloomberg Barclays U.S. Intermediate Credit Index. The Bloomberg Barclays U.S. Intermediate Credit Index is an unmanaged index of publicly issued U.S. corporate and specified

3  Prospectus | PIMCO Managed Accounts Trust

Prospectus

non-U.S. debentures and secured notes with intermediate maturities ranging from 1 to less than 10 years. Securities must also meet specific liquidity and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly in an index.
 Calendar Year Total Returns
Best Quarter	June 30, 2020	6.69%
Worst Quarter	September 30, 2011	-4.90%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	10 Years
Fixed Income SHares: Series C - Before Taxes	9.77%	5.21%	5.24%
Fixed Income SHares: Series C - After Taxes on Distributions(1)	8.31%	3.54%	2.66%
Fixed Income SHares: Series C - After Taxes on Distributions and Sale of Portfolio Shares	5.74%	3.23%	2.92%
Bloomberg Barclays U.S. Intermediate Credit Index (reflects no deductions for fees, expenses or taxes)	7.08%	4.74%	4.18%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor's tax situation and may differ from these returns shown. After-tax returns shown are not relevant to investors, who hold their shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts.In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.
Investment Adviser/Portfolio Manager
PIMCO serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly and primarily managed by Scott Mather and David Braun. Mr. Mather is Chief Investment Officer (“CIO”) U.S. Core Strategies and a Managing Director in PIMCO’s Newport Beach office. Mr. Braun is a Managing Director in PIMCO’s New York office and head of the U.S. financial institutions group portfolio management team. Messrs. Mather and Braun have managed the Portfolio since May 2016.
Other Important Information Regarding Portfolio Shares
For important information about purchase and sale of Portfolio shares and tax information, please turn to the “Summary of Other Important Information Regarding Portfolio Shares” section on page 21 of this prospectus.

April 30, 2021 | PROSPECTUS  4

Fixed Income SHares: Series M

Investment Objective
The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Portfolio
The tables below describe the fees and expenses you pay if you buy, hold and sell shares of the Portfolio. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
FISH: Series M
Advisory Fees(1)	0.00%
Other Expenses(2)	0.02%
Total Annual Portfolio Operating Expenses(3)	0.02%
1
The Portfolio does not pay an advisory fee to Pacific Investment Management Company LLC (“PIMCO”) under the Investment Advisory Contract between the Trust and PIMCO (the “Investment Advisory Contract”). However, the Portfolio is an integral part of “wrap-fee” programs, including those sponsored by investment advisers and broker- dealers unaffiliated with the Portfolio or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to PIMCO and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.
2
“Other Expenses” include interest expense of 0.02%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.00%.
3
Pursuant to an Expense Limitation Agreement between the Trust and PIMCO, PIMCO has contractually agreed to waive all fees and/or pay or reimburse all expenses of the Portfolio, including organizational and offering expenses and expenses associated with obtaining or maintaining a Legal Entity Identifier, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying funds or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. The Expense Limitation Agreement will continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as PIMCO serves as the investment adviser to the Portfolio pursuant to the Investment Advisory Contract. During the fiscal year ended December 31, 2020, the amounts waived and/or reimbursed pursuant to the Expense Limitation Agreement when rounded were less than 0.01%.
Example.  This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.
	1 Year	3 Years	5 Years	10 Years
FISH: Series M	$2	$6	$11	$26
Portfolio Turnover
The Portfolio pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example table, can adversely affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 635% of the average value of its portfolio.
Principal Investment Strategies
FISH: Series M seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in a portfolio of U.S. and foreign fixed income instruments of varying maturities including (but not limited to): mortgage-and other asset-backed securities, such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities, CBOs, CLOs, other CDOs and other similarly structured securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property; obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; floating and variable rate debt instruments; structured notes, including hybrid or “indexed” securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities, debt securities issued by states or local governments and their agencies, authorities and other instrumentalities; bank certificates of deposit and fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; and derivative instruments that have economic characteristics similar to the securities referenced above.
The Portfolio may invest in instruments of any maturity. The average portfolio duration of the Portfolio is expected to vary and may range anywhere from relatively short (e.g., less than two years) to relatively long (e.g., more than ten years) based on PIMCO’s forecast for interest rates.
The Portfolio may invest without limit in foreign (non-U.S.) currencies, securities denominated in foreign (non- U.S.) currencies, U.S. dollar denominated securities of foreign issuers, and securities and instruments of issuers that are economically tied to emerging market countries.
The Portfolio may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Certain of these securities issued by U.S. Government-sponsored entities may not be backed by the full faith and credit of the U.S. Government.

5  PIMCO Managed Accounts Trust | Prospectus

Prospectus

The Portfolio may invest up to 50% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality (except that, within such 50% limitation, the Portfolio may invest in mortgage-related securities rated below B). In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Portfolio may invest without limit in derivative instruments, such as options, futures contracts or swap agreements, which may relate to fixed income securities, interest rates, currencies or currency exchange rates, commodities, real estate and other assets, and related indices.
The Portfolio may invest without limit in mortgage- or asset-backed securities, including mortgage-related and other asset-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although the Portfolio may invest in derivatives of any kind, it expects to invest in futures contracts, swaps and forward foreign currency contracts and to write (sell) put and call options on securities for hedging, risk management or other purposes, including for the purpose or having the effect of creating leverage. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest in contingent convertible securities. The “total return” sought by the Portfolio consists of income earned on its investments, plus capital appreciation, if any, generally arising from decreases in interest rates or improving credit fundamentals for a particular sector or security.
The Portfolio will not change its policy to, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of U.S. and foreign fixed income instruments of varying maturities unless the Portfolio provides shareholders with the notice required by Rule 35d-1 under the Investment Company Act of 1940, as it may be amended or interpreted by the SEC from time to time.
Principal Risks
It is possible to lose money on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration
Credit Risk:  the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Focused Investment Risk:  the risk that, to the extent that the Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. Furthermore, the Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to market developments, which will subject the Portfolio to greater risk. The Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Derivatives Risk:  the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired

April 30, 2021 | PROSPECTUS  6

Fixed Income SHares: Series M

level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Leveraging Risk:  the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Turnover Risk:  the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Municipal Securities Risk:  the risk that investing in municipal securities subjects the Portfolio to certain risks, including variations in the quality of municipal securities, both within a particular classification and between classifications. The rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue
Contingent Convertible Securities Risk:  the risks of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Portfolio’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Portfolio
LIBOR Transition Risk:  the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Portfolio
Please see “Description of Principal Risks” for more information regarding the risks associated with investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual total returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The information in the bar chart and Average Annual Total Returns Table does not reflect payment of any applicable “wrap” fees by clients of “wrap-fee” programs that invest in the Portfolio to the program sponsors. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The Portfolio’s benchmark is the Bloomberg Barclays U.S. MBS Fixed-Rate Index. The Bloomberg Barclays U.S. MBS Fixed-Rate Index is an unmanaged index of mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates. It is not possible to invest directly in an index.

7  Prospectus | PIMCO Managed Accounts Trust

Prospectus

 Calendar Year Total Returns
Best Quarter	June 30, 2020	7.93%
Worst Quarter	December 31, 2016	-4.38%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	10 Years
Fixed Income SHares: Series M - Before Taxes	9.12%	7.59%	6.17%
Fixed Income SHares: Series M - After Taxes on Distributions(1)	6.13%	5.19%	3.89%
Fixed Income SHares: Series M - After Taxes on Distributions and Sale of Portfolio Shares	5.35%	4.85%	3.81%
Bloomberg Barclays U.S. MBS Fixed-Rate Index (reflects no deductions for fees, expenses or taxes)	3.87%	3.06%	3.02%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor's tax situation and may differ from these returns shown. After-tax returns shown are not relevant to investors, who hold their shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts.In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.
Investment Adviser/Portfolio Manager
PIMCO serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly and primarily managed by Scott Mather and David Braun. Mr. Mather is Chief Investment Officer (“CIO”) U.S. Core Strategies and a Managing Director in PIMCO’s Newport Beach office. Mr. Braun is a Managing Director in PIMCO’s New York office and head of the U.S. financial institutions group portfolio management team. Messrs. Mather and Braun have managed the Portfolio since May 2016.
Other Important Information Regarding Portfolio Shares
For important information about purchase and sale of Portfolio shares and tax information, please turn to the “Summary of Other Important Information Regarding Portfolio Shares” section on page 21 of this prospectus.

April 30, 2021 | PROSPECTUS  8

Fixed Income SHares: Series R

Investment Objective
The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.
Fees and Expenses of the Portfolio
The tables below describe the fees and expenses you pay if you buy, hold and sell shares of the Portfolio. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
FISH: Series R
Advisory Fees(1)	0.00%
Other Expenses(2)	0.26%
Total Annual Portfolio Operating Expenses(3)	0.26%
1
The Portfolio does not pay an advisory fee to Pacific Investment Management Company LLC (“PIMCO”) under the Investment Advisory Contract between the Trust and PIMCO (the “Investment Advisory Contract”). However, the Portfolio is an integral part of “wrap-fee” programs, including those sponsored by investment advisers and broker- dealers unaffiliated with the Portfolio or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to PIMCO and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.
2
“Other Expenses” include interest expense of 0.26%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.00%.
3
Pursuant to an Expense Limitation Agreement between the Trust and PIMCO, PIMCO has contractually agreed to waive all fees and/or pay or reimburse all expenses of the Portfolio, including organizational and offering expenses and expenses associated with obtaining or maintaining a Legal Entity Identifier, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying funds or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. The Expense Limitation Agreement will continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as PIMCO serves as the investment adviser to the Portfolio pursuant to the Investment Advisory Contract. During the fiscal year ended December 31, 2020, the amounts waived and/or reimbursed pursuant to the Expense Limitation Agreement when rounded were less than 0.01%.
Example.  This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.
	1 Year	3 Years	5 Years	10 Years
FISH: Series R	$27	$84	$146	$331
Portfolio Turnover
The Portfolio pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example table, can adversely affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 295% of the average value of its portfolio.
Principal Investment Strategies
FISH: Series R seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in a portfolio of U.S. and foreign fixed income instruments including (but not limited to): inflation-indexed bonds issued by both U.S. and non-U.S. governments and corporations, including Treasury Inflation Protected Securities (“TIPS”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises; obligations of international agencies or supranational entities; debt securities issued by states or local governments and their agencies, authorities and other instrumentalities; mortgage-related and other asset-backed securities including CBOs, CLOs, other CDOs and other similarly structured securities; floating and variable rate debt instruments; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; and derivative instruments that have economic characteristics similar to the securities referenced above.
In pursuing its investment objective of real return, the Portfolio ordinarily expects to invest a substantial portion of its assets in inflation-indexed bonds of various maturities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Certain securities issued by U.S. Government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the non-seasonally adjusted Consumer Price Index for All Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.

9  PIMCO Managed Accounts Trust | Prospectus

Prospectus

The Portfolio invests primarily in investment grade securities, but may invest up to 20% of its assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality (except that within such 20% limitation, the Portfolio may invest in mortgage-related securities rated below B). In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Portfolio may invest, subject to applicable law, without limit in foreign (non-U.S.) currencies, securities denominated in foreign (non-U.S.) currencies, and U.S. dollar denominated securities of foreign issuers. The Portfolio may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. The Portfolio may invest up to 20% of its total assets in securities of issuers economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers, where as noted above there is no limit.
The Portfolio may invest in instruments of any maturity. The average portfolio duration of the Portfolio is expected to vary and may range anywhere from relatively short (e.g., less than two years) to relatively long (e.g., more than ten years) based on PIMCO’s forecast for interest rates.
The Portfolio may invest without limit in derivative instruments, such as options, futures contracts or swap agreements, which may relate to fixed income securities, interest rates, currencies or currency exchange rates, commodities, real estate and other assets, and related indices. Although the Portfolio may invest in derivatives of any kind, it expects to invest in futures contracts, swaps and forward foreign currency contracts and to write (sell) put and call options on securities for hedging, risk management or other purposes, including for the purpose or having the effect of creating leverage. The Portfolio may lend its securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
The Portfolio will not change its policy to, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. and foreign fixed income instruments unless the Portfolio provides shareholders with the notice required by Rule 35d-1 under the Investment Company Act of 1940, as it may be amended or interpreted by the SEC from time to time.
Principal Risks
It is possible to lose money on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration
Credit Risk:  the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Focused Investment Risk:  the risk that, to the extent that the Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. Furthermore, the Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to market developments, which will subject the Portfolio to greater risk. The Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region
Derivatives Risk:  the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be

April 30, 2021 | PROSPECTUS  10

Fixed Income SHares: Series R

available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Turnover Risk:  the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance
Municipal Securities Risk:  the risk that investing in municipal securities subjects the Portfolio to certain risks, including variations in the quality of municipal securities, both within a particular classification and between classifications. The rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Please see “Description of Principal Risks” for more information regarding the risks associated with investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual total returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The information in the bar chart and Average Annual Total Returns Table does not reflect payment of any applicable “wrap” fees by clients of “wrap-fee” programs that invest in the Portfolio to the program sponsors. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The Portfolio’s benchmark is the Bloomberg Barclays U.S. TIPS Index. The Bloomberg Barclays U.S. TIPS Index is an unmanaged index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding. It is not possible to directly invest in an index.

11  Prospectus | PIMCO Managed Accounts Trust

Prospectus

 Calendar Year Total Returns
Best Quarter	June 30, 2020	7.16%
Worst Quarter	June 30, 2013	-7.79%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	10 Years
Fixed Income SHares: Series R - Before Taxes	16.58%	7.01%	5.82%
Fixed Income SHares: Series R - After Taxes on Distributions(1)	15.63%	5.63%	3.65%
Fixed Income SHares: Series R - After Taxes on Distributions and Sale of Portfolio Shares	9.78%	4.78%	3.55%
Bloomberg Barclays U.S. TIPS Index (reflects no deductions for fees, expenses or taxes)	10.99%	5.08%	3.81%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor's tax situation and may differ from these returns shown. After-tax returns shown are not relevant to investors, who hold their shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts.In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.
Investment Adviser/Portfolio Manager
PIMCO serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly and primarily managed by Steve Rodosky and Daniel He. Mr. Rodosky is a Managing Director and portfolio manager in PIMCO’s Newport Beach office. Mr. He is an Executive Vice President and portfolio manager in PIMCO’s Newport Beach office. Mr. Rodosky has managed the Portfolio since January 2019. Mr. He has managed the Portfolio since December 2019.
Other Important Information Regarding Portfolio Shares
For important information about purchase and sale of Portfolio shares and tax information, please turn to the “Summary of Other Important Information Regarding Portfolio Shares” section on page 21 of this prospectus.

April 30, 2021 | PROSPECTUS  12

Fixed Income SHares: Series TE

Investment Objectives
The Portfolio seeks high current income exempt from U.S. federal income tax consistent with prudent investment management. Total return/capital appreciation is a secondary objective.
Fees and Expenses of the Portfolio
The tables below describe the fees and expenses you pay if you buy, hold and sell shares of the Portfolio. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
FISH: Series TE
Advisory Fees(1)	0.00%
Other Expenses(2)	0.04%
Total Annual Portfolio Operating Expenses(3)	0.04%
1
The Portfolio does not pay an advisory fee to Pacific Investment Management Company LLC (“PIMCO”) under the Investment Advisory Contract between the Trust and PIMCO (the “Investment Advisory Contract”). However, the Portfolio is an integral part of “wrap-fee” programs, including those sponsored by investment advisers and broker- dealers unaffiliated with the Portfolio or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to PIMCO and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.
2
“Other Expenses” include interest expense of 0.04%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.00%.
3
Pursuant to an Expense Limitation Agreement between the Trust and PIMCO, PIMCO has contractually agreed to waive all fees and/or pay or reimburse all expenses of the Portfolio, including organizational and offering expenses and expenses associated with obtaining or maintaining a Legal Entity Identifier, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying funds or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. The Expense Limitation Agreement will continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as PIMCO serves as the investment adviser to the Portfolio pursuant to the Investment Advisory Contract. During the fiscal year ended December 31, 2020, the amounts waived and/or reimbursed pursuant to the Expense Limitation Agreement when rounded were less than 0.01%.
Example.  This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.
	1 Year	3 Years	5 Years	10 Years
FISH: Series TE	$4	$13	$23	$51
Portfolio Turnover
The Portfolio pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example table, can adversely affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies
FISH: Series TE seeks to achieve its objective by investing in municipal securities to generate income exempt from U.S. federal income tax. Under normal circumstances, the Portfolio will not purchase bonds subject to the federal alternative minimum tax (“AMT”). The Portfolio normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in a portfolio of U.S. fixed income instruments comprised of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax, including (but not limited to):
■
municipal debt securities issued by states and their agencies, authorities and other instrumentalities which are exempt from federal income tax;
■
municipal debt securities issued by local governments and their agencies, authorities and other instrumentalities which are exempt from federal income tax; and
■
tax-exempt structured notes, which may contain embedded derivatives.
The Portfolio may invest in instruments of any maturity. The average portfolio duration of the Portfolio is expected to vary and may range anywhere from relatively short (e.g., less than two years) to relatively long (e.g., more than ten years) based on PIMCO’s forecast for interest rates.
The Portfolio may invest without limit in U.S. dollar denominated securities. The Portfolio may invest without limit in U.S. Government securities, money market instruments and/or “private activity” bonds that are exempt from federal income tax. To the extent distributions derived from “private activity” bonds may be subject to the federal AMT, investments in such “private activity” bonds will be limited by the 80% policy noted above. The Portfolio may invest more than 25% of its total assets in bonds of issuers in either California or New York, or both. To the extent that the Portfolio concentrates its investments in California or New York, it will be particularly subject to California or New York state-specific risks, as applicable.

13  PIMCO Managed Accounts Trust | Prospectus

Prospectus

The Portfolio will invest, under normal circumstances, in debt securities that are rated “investment grade”, or, if unrated, determined by PIMCO to be of comparable quality, at the time of purchase. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security.
Subject to the 80% policy noted above, the Portfolio may invest the remainder of its assets in fixed income securities that generate income that is not exempt from federal income tax (for example, Build America Bonds or, as noted above, “private activity” bonds to the extent distributions from them are subject to the federal AMT).
The Portfolio may invest in derivative instruments, such as options, futures contracts or swap agreements, which may relate to fixed income securities, interest rates, currencies or currency exchange rates, commodities, real estate and other assets, and related indices. Although the Portfolio did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may also invest in securities issued by entities, such as trusts, whose underlying assets are municipal bonds, including, without limitation, inverse floating rate debt securities (“inverse floaters”). The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
The Portfolio will not change its policy to, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. fixed income instruments comprised of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax unless the Portfolio provides shareholders with the notice required by Rule 35d-1 under the Investment Company Act of 1940, as it may be amended or interpreted by the SEC from time to time.
Principal Risks
It is possible to lose money on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:
Small Portfolio Risk:  the risk that a smaller Portfolio may not achieve investment or trading efficiencies. Additionally, a smaller Portfolio may be more adversely affected by large purchases or redemptions of Portfolio shares
Municipal Securities Risk:  the risk that investing in municipal securities subjects the Portfolio to certain risks, including variations in the quality of municipal securities, both within a particular classification and between classifications. The rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue
Municipal Project-Specific Risk:  the risk that the Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state
Municipal Bond Market Risk:  the risk that the Portfolio may be adversely affected due to factors such as limited amount of public information available regarding the municipal bonds held in the Portfolio as compared to that for corporate equities or bonds, legislative changes and local and business developments, general conditions of the municipal bond market, the size of the particular offering, the rating of the issue and the maturity of the obligation
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration
Credit Risk:  the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Focused Investment Risk:  the risk that, to the extent that the Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. Furthermore, the Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to market developments, which will subject the Portfolio to greater risk. The Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region
Derivatives Risk:  the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and

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Fixed Income SHares: Series TE

related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
California State-Specific Risk:  the risk that the Portfolio, to the extent it concentrates its investments in California municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal
New York State-Specific Risk:  the risk that the Portfolio, to the extent it concentrates its investments in New York municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal
Turnover Risk:  the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance
Please see “Description of Principal Risks” for more information regarding the risks associated with investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual total returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The information in the bar chart and Average Annual Total Returns Table does not reflect payment of any applicable “wrap” fees by clients of “wrap-fee” programs that invest in the Portfolio to the program sponsors. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The Portfolio’s benchmark is the Bloomberg Barclays 1-Year Municipal Bond Index. The Bloomberg Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. It is not possible to invest directly in an index.
 Calendar Year Total Returns
Best Quarter	June 30, 2020	4.27%
Worst Quarter	June 30, 2013	-4.20%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	Since Inception	Inception Date
Fixed Income SHares: Series TE - Before Taxes	7.19%	5.05%	3.99%	6/25/2012
Fixed Income SHares: Series TE - After Taxes on Distributions(1)	7.15%	4.74%	3.78%
Fixed Income SHares: Series TE - After Taxes on Distributions and Sale of Portfolio Shares	5.66%	4.41%	3.58%
Bloomberg Barclays 1-Year Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	1.76%	1.43%	1.11%

15  Prospectus | PIMCO Managed Accounts Trust

Prospectus

1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor's tax situation and may differ from these returns shown. After-tax returns shown are not relevant to investors, who hold their shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts.In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.
Investment Adviser/Portfolio Manager
PIMCO serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly and primarily managed by David Hammer and Rachel Betton. Mr. Hammer is a Managing Director and head of municipal bond portfolio management in PIMCO’s Newport Beach office. Ms. Betton is a Senior Vice President and municipal bond portfolio manager in PIMCO’s New York office. Mr. Hammer has managed the Portfolio since August 2015. Ms. Betton has managed the Portfolio since January 2020.
Other Important Information Regarding Portfolio Shares
For important information about purchase and sale of Portfolio shares and tax information, please turn to the “Summary of Other Important Information Regarding Portfolio Shares” section on page 21 of this prospectus.

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Fixed Income SHares: Series LD

Investment Objective
The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Portfolio
The tables below describe the fees and expenses you pay if you buy, hold and sell shares of the Portfolio. You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
FISH: Series LD
Advisory Fees(1)	0.00%
Other Expenses(2)	0.66%
Total Annual Portfolio Operating Expenses(3)	0.66%
1
The Portfolio does not pay an advisory fee to Pacific Investment Management Company LLC (“PIMCO”) under the Investment Advisory Contract between the Trust and PIMCO (the “Investment Advisory Contract”). However, the Portfolio is an integral part of “wrap-fee” programs, including those sponsored by investment advisers and broker- dealers unaffiliated with the Portfolio or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to PIMCO and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.
2
“Other Expenses” include interest expense of 0.66%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.00%.
3
Pursuant to an Expense Limitation Agreement between the Trust and PIMCO, PIMCO has contractually agreed to waive all fees and/or pay or reimburse all expenses of the Portfolio, including organizational and offering expenses and expenses associated with obtaining or maintaining a Legal Entity Identifier, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying funds or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. The Expense Limitation Agreement will continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as PIMCO serves as the investment adviser to the Portfolio pursuant to the Investment Advisory Contract. During the fiscal year ended December 31, 2020, the amounts waived and/or reimbursed pursuant to the Expense Limitation Agreement when rounded were less than 0.01%.
Example.  This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.
	1 Year	3 Years	5 Years	10 Years
FISH: Series LD	$67	$211	$368	$822
Portfolio Turnover
The Portfolio pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example table, can adversely affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 69% of the average value of its portfolio.
Principal Investment Strategies
FISH: Series LD seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in a diversified portfolio of U.S. and foreign fixed income securities of varying maturities, including (but not limited to): obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-related and other asset-backed securities including CBOs, CLOs, other CDOs and other similarly structured securities; inflation-indexed bonds issued by both U.S. and non-U.S. governments and corporations, including Treasury Inflation Protected Securities (“TIPS”); structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of non-U.S. governments and their subdivisions, agencies and government sponsored enterprises; obligations of international agencies or supranational entities; floating and variable rate debt instruments; and derivative instruments that have economic characteristics similar to the securities referenced above.
The average duration of the Portfolio will normally be between zero and five years; however, the duration of the Portfolio will vary based on PIMCO’s forecast for interest rates. The Portfolio’s average duration may vary significantly from time to time, and there is no assurance that the Portfolio’s duration will be within the zero to five year range at any time. The Portfolio may invest in instruments of any maturity or duration.
The Portfolio may invest without limit in high yield securities (“junk bonds”) rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest without limit in foreign (non-U.S.) currencies, securities denominated in foreign (non-U.S.) currencies, U.S. dollar denominated securities of foreign issuers, and securities and instruments of issuers that are economically tied to emerging market countries. The Portfolio may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

17  PIMCO Managed Accounts Trust | Prospectus

Prospectus

Certain of these securities issued by U.S. Government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. The Portfolio may invest without limit in mortgage-related and other asset-backed securities, including mortgage-related and other asset-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
The Portfolio may invest without limit in derivative instruments, such as options, futures contracts or swap agreements, which may relate to fixed income securities, interest rates, currencies or currency exchange rates, commodities, real estate and other assets, and related indices. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. Although the Portfolio may invest in derivatives of any kind, it expects to invest in futures contracts, swaps and forward foreign currency contracts and to write (sell) put and call options on securities for hedging, risk management or other purposes, including for the purpose or having the effect of creating leverage. The Portfolio may, without limitation, seek to obtain market exposure by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on its investments, plus capital appreciation, if any, generally arising from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Portfolio may also invest in preferred securities.
The Portfolio will not change its policy to, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. and foreign fixed income securities of varying maturities unless the Portfolio provides shareholders with the notice required by Rule 35d-1 under the Investment Company Act of 1940, as it may be amended or interpreted by the SEC from time to time.
Principal Risks
It is possible to lose money on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration
Credit Risk: the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Focused Investment Risk: the risk that, to the extent that the Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. Furthermore, the Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to market developments, which will subject the Portfolio to greater risk. The Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region
Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional

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Fixed Income SHares: Series LD

market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Municipal Securities Risk: the risk that investing in municipal securities subjects the Portfolio to certain risks, including variations in the quality of municipal securities, both within a particular classification and between classifications. The rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Turnover Risk: the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance
LIBOR Transition Risk: the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Portfolio
Please see “Description of Principal Risks” for more information regarding the risks associated with investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual total returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The information in the bar chart and Average Annual Total Returns Table does not reflect payment of any applicable “wrap” fees by clients of “wrap-fee” programs that invest in the Portfolio to the program sponsors. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The Portfolio’s benchmark is the ICE BofAML 1-3 Year U.S. Treasury Index. The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an index.
 Calendar Year Total Returns
Best Quarter	June 30, 2020	7.08%
Worst Quarter	March 31, 2020	-3.87%

19  Prospectus | PIMCO Managed Accounts Trust

Prospectus

Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	Since Inception	Inception Date
Fixed Income SHares: Series LD - Before Taxes	6.28%	3.79%	3.76%	12/20/2013
Fixed Income SHares: Series LD - After Taxes on Distributions(1)	4.66%	2.01%	1.92%
Fixed Income SHares: Series LD - After Taxes on Distributions and Sale of Portfolio Shares	3.69%	2.11%	2.04%
ICE BofAML 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	3.10%	1.90%	1.51%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor's tax situation and may differ from these returns shown. After-tax returns shown are not relevant to investors, who hold their shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts.In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.
Investment Adviser/Portfolio Manager
PIMCO serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly and primarily managed by Jerome Schneider and Andrew Wittkop. Mr. Schneider is a Managing Director in PIMCO’s Newport Beach office and head of the short-term and funding desk. Mr. Wittkop is an Executive Vice President and portfolio manager in PIMCO’s Newport Beach office. They have managed the Portfolio since its inception in December 2013.
Other Important Information Regarding Portfolio Shares
For important information about purchase and sale of Portfolio shares and tax information, please turn to the “Summary of Other Important Information Regarding Portfolio Shares” section on page 21 of this prospectus.

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Summary of Other Important Information Regarding Portfolio Shares

Purchase and Sale of Portfolio Shares
Shares of the Portfolio may be purchased only by or on behalf of “wrap” account clients where PIMCO or Virtus Fund Advsors, LLC (each, as applicable, the “Wrap Program Adviser”) has an agreement to serve as investment adviser or sub-adviser to the account with the wrap program sponsor (typically a registered investment adviser, bank or broker-dealer) or directly with the client. A client agreement to open an account typically may be obtained by contacting the wrap program sponsor. Minimum investment amounts for investing in a Portfolio can be found in the wrap-fee brochure provided to you by the wrap program sponsor or your investment adviser. Generally, purchase and redemption orders for Portfolio shares are processed at the net asset value (“NAV”) next calculated after the broker-dealer who executes trades for the applicable wrap account receives the order on behalf of the account. Orders received by the broker-dealer prior to the time the Portfolio’s NAV is determined on a business day will be processed at that day’s NAV, even if the order is received by the transfer agent after the Portfolio’s NAV has been calculated that day, as long as the order is received by the transfer agent prior to such time as agreed upon by the transfer agent and the broker-dealer.
Tax Information
Except as noted below, each Portfolio’s distributions are generally taxable to you as ordinary income, capital gains or a combination of the two, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.
FISH Series TE Portfolio intends to make distributions that consist of exempt-interest dividends, which are generally not taxable to shareholders for federal income tax purposes, but a portion of its distributions may be subject to the federal AMT. A portion of that Portfolio’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to shareholders as ordinary income or capital gains.
Additional Information About the Portfolios
The Portfolios’ investment adviser is PIMCO. Developed by PIMCO exclusively for use within separately managed accounts, the Portfolios represent shares of specialized bond portfolios. They are used in combination with selected individual securities to effectively model institutional-level investment strategies. The Portfolios can permit greater diversification than smaller managed accounts might otherwise achieve. PIMCO uses these specialized bond portfolios within the PIMCO Total Return, PIMCO Real Return, PIMCO National Intermediate Municipal Bond, PIMCO Municipal Bond and PIMCO Low Duration managed account portfolios as follows.
Within the PIMCO Total Return managed account portfolio:
Fixed Income SHares: Series C,   normally investing substantially all (and at least 80%) of its net assets (plus borrowings made for investment purposes) in a portfolio of U.S. and foreign fixed income instruments.
Fixed Income SHares: Series M,   normally investing at least 80% of its net assets (plus borrowing made for investment purposes) in a portfolio of U.S. and foreign fixed income instruments of varying maturities.
Within the PIMCO Real Return managed account portfolio:
Fixed Income SHares: Series R,   normally investing at least 80% of its net assets (plus borrowing made for investment purposes) in a portfolio of U.S. and foreign fixed income instruments.
Within the PIMCO National Intermediate Municipal Bond Fund and PIMCO Municipal Bond Fund managed account portfolios:
Fixed Income SHares: Series TE,   normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in a portfolio of U.S. fixed income instruments comprised of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.
Within the PIMCO Low Duration managed account portfolio:
Fixed Income SHares: Series LD,   normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in a diversified portfolio of U.S. and foreign fixed income securities of varying maturities and normally maintaining an average portfolio duration between zero and five years; however, the duration of the Portfolio will vary based on PIMCO’s forecast for interest rates.
Descriptions of different Portfolios should be read independently of one another. How or whether a particular Portfolio utilizes an investment strategy, technique or instrument should not be inferred from how or whether other Portfolios are described as utilizing the same investment strategy, technique or instrument in their descriptions.

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Description of Principal Risks
The value of your investment in a Portfolio changes with the values of the Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio are called “principal risks.” The principal risks of each Portfolio identified in the Portfolio Summaries and in the table below are described further in this section. Each Portfolio may be subject to additional risks other than those identified and described below because the types of investments made by a Portfolio can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” or in the Statement of Additional Information (“SAI”). That section and “Investment Objectives and Policies” in the SAI also include more information about the Portfolios, their investments and the related risks. There is no guarantee that a Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in a Portfolio.
Principal Risk	FISH: Series C	FISH: Series M	FISH: Series R	FISH: Series TE	FISH: Series LD
Small Portfolio	—	—	—	x	—
Interest Rate	x	x	x	x	x
Credit	x	x	x	x	x
Market	x	x	x	x	x
Foreign (Non-U.S.) Investment	x	x	x	—	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x	—	x
Emerging Markets	x	x	x	—	x
Focused Investment	x	x	x	x	x
Derivatives	x	x	x	x	x
Liquidity	x	x	x	x	x
Management	x	x	x	x	x
High Yield	x	x	x	—	x
Currency	x	x	x	—	x
Leveraging	x	x	x	—	x
Issuer	x	x	x	x	x
Turnover	x	x	x	x	x
Municipal Securities	x	x	x	x	x
Municipal Project-Specific	—	—	—	x	—
Municipal Bond Market	—	—	—	x	—
California State Specific	—	—	—	x	—
New York State-Specific	—	—	—	x	—
Sovereign Debt	—	—	x	—	—
Contingent Convertible Securities	x	x	—	—	—
LIBOR Transition	x	x	—	—	x

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California State-Specific Risk
To the extent a Portfolio concentrates its investments in California Municipal Bonds, the Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California Municipal Bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.
Contingent Convertible Securities Risk
Contingent convertible securities (“CoCos”) have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. As a result, an investment by the Portfolio in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. An investment by the Portfolio in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a trigger event, the Portfolio’s rights and claims will generally rank junior to the claims of holders of the issuer’s other debt obligations. In addition, if CoCos held by the Portfolio are converted into the issuer’s underlying equity securities following a trigger event, the Portfolio’s holding may be further subordinated due to the conversion from a debt to equity instrument. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Portfolio in CoCos may result in losses to the Portfolio.
Currency Risk
If a Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues, in foreign (non-U.S.) currencies, or in derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency-denominated securities may reduce the returns of the Portfolio.
Currency risk may be particularly high to the extent that a Portfolio invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.
Credit Risk
A Portfolio could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the rating of a security held by a Portfolio may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Portfolio. This is especially the case if the Portfolio consists of securities with widely varying credit ratings. Therefore, if a Portfolio has an average credit rating that suggests a certain credit quality, the Portfolio may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent the Portfolio uses leverage or derivatives in connection with the management of the Portfolio. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

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Derivatives Risk
Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under “Characteristics and Risks of Securities and Investment Techniques — Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the SAI. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit or currency risk. The Portfolios may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject a Portfolio to the potential for unlimited loss. The use of derivatives may cause a Portfolio’s investment returns to be impacted by the performance of securities the Portfolio does not own and result in the Portfolio’s total investment exposure exceeding the value of its portfolio.
A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of improper valuation, and the risk that changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index. If a Portfolio invests in a derivative instrument, a Portfolio could lose more than the initial amount invested and derivatives may increase the volatility of the Portfolio, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Portfolio’s use of derivatives may increase or accelerate the amount, of taxes payable by shareholders. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded through a central clearing counterparty resides with the Portfolio's clearing broker or the clearinghouse.
Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Portfolio may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If a Portfolio incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Portfolio might have been in a better position if the Portfolio had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of a Portfolio and its counterparty. Therefore, it may not be possible for a Portfolio to modify, terminate, or offset the Portfolio’s obligations or the Portfolio’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Portfolio. In such case, a Portfolio may lose money.
Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Portfolio may wish to retain its position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Portfolio will be subject to increased liquidity and investment risk.
The Portfolios may invest in commodity-linked derivative instruments to the extent that the Portfolios’ exposure to commodities through these instruments is 5% or less of the Portfolio’s total assets at the time of investment (although the Portfolios may invest directly in other commodity-related investments independent of this restriction). The Portfolios’ investments in commodity-linked derivative instruments may subject the Portfolios to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
The Portfolios may invest in real-estate linked derivative instruments to the extent that a Portfolio’s exposure to real estate through these instruments is 5% or less of the Portfolios’ total assets at the time of investment (although the Portfolio may invest directly in other real estate-related investments independent of this restriction). To the extent the Portfolios invest in real estate-linked derivative instruments, they are subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.
When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Portfolio’s hedging transactions will be effective.

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The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Portfolio’s derivative transactions, impede the employment of the Portfolio’s derivatives strategies, or adversely affect the Portfolio’s performance. For instance, in October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Portfolios' asset segregation and cover practices discussed herein. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires the Portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk leverage limits and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of a Portfolio to invest in derivatives, short sales, reverse repurchase agreements and similar financing transactions, limit the Portfolio’s ability to employ certain strategies that use these instruments and/or adversely affect the Portfolio’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.
Emerging Markets Risk
Foreign (non-U.S.) investment risk may be particularly high to the extent that a Portfolio invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Portfolio invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Portfolio may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. A Portfolio that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid (particularly during market closures due to local market holidays or other reasons) and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers.
Portfolios may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging market securities. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity and any investing Portfolios could lose money. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.
Focused Investment Risk
To the extent that a Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to: governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Portfolio to greater risk. A Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.
Foreign (Non-U.S.) Investment Risk
Certain Portfolios may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign (non-U.S.) countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.)

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securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign (non-U.S.) countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruptions, political changes, security suspensions or diplomatic developments could adversely affect a Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Portfolio invests a significant portion of its assets in a specific geographic region, or in securities denominated in a particular foreign (non-U.S.) currency, the Portfolio will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.
On January 31, 2020, the United Kingdom officially withdrew from the EU (commonly known as “Brexit”). Upon the United Kingdom’s withdrawal, the EU and the United Kingdom entered into a transition phase, which concluded in December 31, 2020. Negotiators representing the United Kingdom and EU came to a preliminary trade agreement that took effect on January 1, 2021, but many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Uncertainties remain relating to certain aspects of the United Kingdom’s future economic, trading and legal relationships with the European Union and with other countries. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. The UK, EU and broader global economy may experience substantial volatility in foreign exchange markets and a sustained weakness in the British pound’s exchange rate against the United States dollar, the euro and other currencies, which may impact Portfolio returns. Brexit may also destabilize some or all of the other EU member countries and/or the Eurozone. These developments could result in losses to the Portfolios, as there may be negative effects on the value of Portfolios’ investments and/or on Portfolios’ ability to enter into certain transactions or value certain investments, and these developments may make it more difficult for Portfolios to exit certain investments at an advantageous time or price. Such events could result from, among other things, increased uncertainty and volatility in the United Kingdom, the EU and other financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Portfolio investments are or become subject. Any of these events, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Portfolio returns.
High Yield Risk
Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of credit risk, call risk and liquidity risk than portfolios that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Portfolio’s ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Portfolio to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in a Portfolio having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Portfolio may also be subject to greater levels of liquidity risk than portfolios that do not invest in high yield securities. In addition, the high yield securities in which a Portfolio invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Portfolio being unable to realize full value for these securities and/or may result in a Portfolio not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Portfolio. Because of the risks involved in investing in high yield securities, an investment in Portfolios that invest in such securities should be considered speculative.
Interest Rate Risk
Interest rate risk is the risk that fixed income securities, dividend-paying equity securities and other instruments in a Portfolio’s portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Portfolio may lose money as a result of movements in interest rates. A Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income

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securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.
Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio’s shares. Dividend-paying equity securities, particularly those whose market price is closely related to their yield, may be more sensitive to changes in interest rates. During periods of rising interest rates, the values of such securities may decline, which may result in losses to the Portfolio.
A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current conditions because interest rates and bond yields are at or near historically low levels. Thus, the Portfolios currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. During periods of very low or negative interest rates, a Portfolio may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent a Portfolio is exposed to such interest rates.
Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Portfolio. This is especially the case if the Portfolio consists of securities with widely varying durations. Therefore, if a Portfolio has an average duration that suggests a certain level of interest rate risk, the Portfolio may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Portfolio uses leverage or derivatives in connection with the management of the Portfolio.
Rising interest rates may result in a decline in value of the Portfolios’ fixed income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Portfolio to lose value.
Convexity is an additional measure used to understand a security’s or Portfolio’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Portfolio holds such securities, the Portfolio may be subject to a greater risk of losses in periods of rising interest rates.
Actions by governmental entities may also impact certain instruments in which a Portfolio invests. For example, certain instruments in which a Portfolio may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative immediately after December 31, 2021, for all LIBOR settings for GBP, EUR, CHF and JPY and for the one-week and two-month US dollar LIBOR settings, and immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Portfolio’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts

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may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by a Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.
Issuer Risk
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.
Leveraging Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. In accordance with current federal securities laws, rules, and staff positions, PIMCO will attempt to mitigate a Portfolio’s leveraging risk by segregating or “earmarking” liquid assets or otherwise covering transactions that may give rise to such risk. The Portfolios also may be exposed to leveraging risk by borrowing money for investment purposes. Leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s portfolio securities. Certain types of leveraging transactions, such as short sales that are not “against the box” (i.e., short sales where the Portfolio does not hold the security or have the right to acquire it without payment of further consideration), could theoretically be subject to unlimited losses in cases where a Portfolio, for any reason, is unable to close out the transaction. In addition, to the extent a Portfolio borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Portfolio’s investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, a Portfolio may be forced to sell portfolio securities when it is not otherwise advantageous to do so.
Liquidity Risk
The SEC defines liquidity risk as the risk that a Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. A Portfolio’s investments in illiquid investments may reduce the returns of the Portfolio because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require a Portfolio to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Portfolio from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.
In such cases, a Portfolio, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Portfolio’s principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, senior loans, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Portfolio to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Portfolio to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Portfolio. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Portfolio, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s shares. Redemptions by these shareholders of their holdings in a Portfolio may impact the Portfolio’s liquidity and NAV. These redemptions may also force a Portfolio to sell securities, which may negatively impact the Portfolio’s brokerage costs.

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Management Risk
Each Portfolio is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Portfolios, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which a Portfolio seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Portfolio. To the extent a Portfolio employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Portfolio. Each Portfolio is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Portfolio or hinder Portfolio operations. For example, trading delays or errors (both human and systematic) could prevent a Portfolio from purchasing a security expected to appreciate in value. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Portfolios and may also adversely affect the ability of the Portfolios to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of services of one or more key employees of PIMCO could have an adverse impact on a Portfolio’s ability to realize its investment objective.
In addition, a Portfolio may rely on various third-party sources to calculate its NAV. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Portfolio may be unable to recover any losses associated with such failures.
Market Risk
The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by a Portfolio. Even when markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market.
In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Portfolios to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on a Portfolio’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Portfolio’s investments. Any market disruptions could also prevent a Portfolio from executing advantageous investment decisions in a timely manner. Portfolios that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether a specific Portfolio meets their individual financial needs and tolerance for risk.

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Current market conditions may pose heightened risks with respect to Portfolios that invest in fixed income securities. As discussed more under “Interest Rate Risk,” interest rates in the U.S. are at or near historically low levels. Any interest rate increases in the future could cause the value of any Portfolio that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Portfolio to lose enough value, the Portfolio could also face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio and its shareholders. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, or generally which may result in, among other things, a Portfolio being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.
Mortgage-Related and Other Asset-Backed Securities Risk
Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Portfolio holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing a Portfolio to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Portfolio to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio may have to reinvest that money at the lower prevailing interest rates. A Portfolio’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. FISH: Series M is particularly sensitive to mortgage risk because the Portfolio normally invests substantially in mortgage-related securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in subordinate mortgage-backed and other asset-backed securities will be subject to risks arising from delinquencies and foreclosures, thereby exposing a Portfolio’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed securities are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.
Municipal Bond Market Risk
A Portfolio that invests in the municipal bond market, is subject to certain risks. The amount of public information available about the municipal bonds held by a Portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Portfolio may therefore be more dependent on the analytical abilities of PIMCO than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Portfolio’s ability to sell its bonds at attractive prices.
The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio investing in the issuer’s securities could experience delays in collecting principal and interest and the Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Portfolio may take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Portfolio’s operating expenses. Any income derived from the Portfolio’s ownership or operation of such assets may not be tax-exempt. More generally, the Portfolios other than FISH: Series TE do not expect to be eligible to pass through to shareholders the tax-exempt character of interest earned on municipal bonds.
Municipal Project-Specific Risk
A Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in general obligation bonds, particularly if there is a large concentration from issuers in a single state. This is because the value of municipal securities can be significantly affected by the political, economic, legal, and legislative realities of the particular issuer’s locality or municipal sector events. In addition, a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The

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demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipal securities. Similarly, changes to state or federal regulation tied to a specific sector, such as the hospital sector, could have an impact on the revenue stream for a given subset of the market.
Municipal Securities Risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities generally pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of FISH: Series TE, you may be required to file an amended tax return and pay additional taxes as a result.
Municipal securities are also subject to interest rate, credit, and liquidity risk.
Interest Rate risk:   The value of municipal securities, similar to other fixed income securities, will likely drop as interest rates rise in the general market. Conversely, when rates decline, bond prices generally rise.
Credit Risk:   The risk that a borrower may be unable to make interest or principal payments when they are due. Portfolios that invest in municipal securities rely on the ability of the issuer to service its debt. This subjects a Portfolio to credit risk in that the municipal issuer may be fiscally unstable or exposed to large liabilities that could impair its ability to honor its obligations. Municipal issuers with significant debt service requirements, in the near-to mid-term; unrated issuers and those with less capital and liquidity to absorb additional expenses may be most at risk. A Portfolio that invests in lower quality or high yield municipal securities may be more sensitive to the adverse credit events in the municipal market. The treatment of municipalities in bankruptcy is more uncertain, and potentially more adverse to debt holders, than for corporate issues.
Liquidity Risk:   The risk that investors may have difficulty finding a buyer when they seek to sell, and therefore, may be forced to sell at a discount to the market value. Liquidity may sometimes be impaired in the municipal market and Portfolios that primarily invest in municipal securities may find it difficult to purchase or sell such securities at opportune times. Liquidity can be impaired due to interest rate concerns, credit events, or general supply and demand imbalances. These adverse developments sometimes cause a Portfolio to endure higher redemption rates. Depending on the particular issuer and current economic conditions, municipal securities could be deemed more volatile investments.
In addition to general municipal market risks, different municipal sectors may face different risks. For instance, general obligation bonds are secured by the full faith, credit, and taxing power of the municipality issuing the obligation. As such, timely payment depends on the municipality’s ability to raise tax revenue and maintain a fiscally sound budget. The timely payments may also be influenced by any unfunded pension liabilities or other post-employee benefit plan (OPEB) liabilities.
Revenue bonds are secured by special tax revenues or other revenue sources. If the specified revenues do not materialize, then the bonds may not be repaid.
Private activity bonds are yet another type of municipal security. Municipalities use private activity bonds to finance the development of industrial facilities for use by private enterprise. Principal and interest payments are to be made by the private enterprise benefiting from the development, which means the holder of the bond is exposed to the risk that the private issuer may default on the bond.
Moral obligation bonds are usually issued by special purpose public entities. If the public entity defaults, repayment becomes a “moral obligation” instead of a legal one. The lack of a legally enforceable right to payment in the event of default poses a special risk for a holder of the bond because it has little or no ability to seek recourse in the event of default.
Municipal notes are similar to general municipal debt obligations, but they generally possess shorter terms. Municipal notes can be used to provide interim financing and may not be repaid if anticipated revenues are not realized.

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New York State-Specific Risk
To the extent a Portfolio concentrates its investments in New York Municipal Bonds, the Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York Municipal Bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse effect on New York Municipal Bonds held by the Portfolio. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.
Small Portfolio Risk
A smaller Portfolio may not grow to or maintain an economically viable size to achieve investment or trading efficiencies, which may negatively impact performance and/or force the Portfolio to liquidate. Additionally, a smaller Portfolio may be more adversely affected by large purchases or redemptions of Portfolio shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchases or redemptions.
Sovereign Debt Risk
Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity’s failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign (non-U.S.) currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to a Portfolio in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond a Portfolio’s control, may result in a loss in value of the Portfolio’s sovereign debt holdings.
Turnover Risk
A change in the securities held by a Portfolio is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed as ordinary income when distributed to individual shareholders), and may adversely impact a Portfolio’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance.
LIBOR Transition Risk
Certain instruments in which a Portfolio may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the ICE Benchmark Administration ( “IBA”), the administrator of LIBOR, announced that it will cease publication of many of its LIBOR settings after December 31, 2021, and that it will cease publication of certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023. While the FCA may consult on the issue of requiring the IBA to produce certain LIBOR tenors on a synthetic basis, it has announced that all 35 LIBOR settings will either cease to be provided by any administrator or will no longer be representative as of the dates published by the IBA. The Board of Governors of the Federal Reserve System, Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Portfolio’s investments may involve individual contracts that have (i) no existing fallback provision or language that contemplates the discontinuation of LIBOR or (ii) inadequate fallback provisions or language that does not contemplate a

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permanent discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by a Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Portfolio that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio.
Disclosure of Portfolio Holdings
Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Portfolio’s holdings.

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Management of the Portfolios
Investment Adviser and Administrator
PIMCO serves as the investment adviser and administrator to the Portfolios. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Portfolios. PIMCO, in its role as administrator, is also responsible for managing the Portfolios’ business affairs and other administrative matters. Effective as of the close of business on September 5, 2014, PIMCO replaced its affiliate Allianz Global Investors Fund Management LLC as the investment adviser and administrator to the Portfolios. Prior thereto PIMCO was responsible for day-to-day portfolio management services it provided to each Portfolio as its sub-adviser.
PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to registered investment companies. PIMCO is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European insurance and financial services company. As of December 31, 2020, PIMCO had approximately $2.21 trillion in assets under management.
Advisory and Other Fees
The Portfolios do not pay any fees, including an advisory or administrative fee, to PIMCO under the Investment Advisory Contract or the Supervision and Administrative Agreement between the Trust and PIMCO. However, each Portfolio is an integral part of “wrap-fee” programs, including those sponsored by investment advisers and broker-dealers unaffiliated with the Portfolio or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser for additional information on the “wrap” fee program. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to PIMCO and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolios.
Pursuant to an Expense Limitation Agreement between the Trust and PIMCO, PIMCO has contractually agreed to waive all fees and/or pay or reimburse all expenses of the Portfolios, including organizational and offering expenses and expenses associated with obtaining or maintaining a Legal Entity Identifier, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying funds or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. The Expense Limitation Agreement will continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as PIMCO serves as the investment adviser to the Portfolios pursuant to the Investment Advisory Contract. See “Fees and Expenses of the Portfolio” for more information on these arrangements with respect to each Portfolio.
A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Contract is available in the Portfolios’ semi-annual report to shareholders for the period ended June 30, 2020.
Individual Portfolio Managers
The following individuals have or share primary responsibility for managing each of the noted Portfolios.
Portfolio	Portfolio Manager(s)	Since	Recent Professional Experience
FISH: Series C Portfolio FISH: Series M Portfolio	Scott A. Mather	5/16	CIO U.S. Core Strategies and Managing Director, PIMCO. Mr. Mather is a member of PIMCO’s Investment Committee and was previously head of global portfolio management. He joined PIMCO in 1998.
FISH: Series C Portfolio FISH: Series M Portfolio	David L. Braun	5/16
Managing Director, PIMCO. Mr. Braun joined PIMCO in 2009 and is head of the U.S.financial institutions group portfolio management team and a senior member of the liability driven investment portfolio management team.

Messrs. Mather and Braun are jointly and primarily responsible for the day-to-day management of the FISH: Series C Portfolio and FISH: Series M Portfolio. Messrs. Mather and
Braun have managed the Portfolios since May 2016.

FISH: Series R Portfolio	Daniel He	12/19
Executive Vice President, PIMCO. Mr. He is a member of the liquid products group specializing in real return and mortgage-backed securities. Prior to joining PIMCO in 2011, he structured and traded derivative strategies for a global macro hedge fund. He previously developed trading strategies at a hedge fund that focused on foreign exchange volatility. He has investment experience since 2005 and holds an MBA from the University of Chicago
Booth School of Business. He also holds a master’s degree in financial engineering and an undergraduate degree in computer science from the National University of Singapore.

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Portfolio	Portfolio Manager(s)	Since	Recent Professional Experience
	Steve Rodosky	1/19
Managing Director, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.

Messrs. Rodosky and He are jointly and primarily responsible for the day-to-day management of the FISH: Series R Portfolio. Mr. Rodosky has managed the Portfolio since
January 2019, and Mr. He has managed the Portfolio since December 2019.

FISH: Series TE Portfolio	David Hammer	8/15
Managing Director, PIMCO. Mr. Hammer is the head of the municipal bond portfolio management team. Mr. Hammer first joined PIMCO in 2012 as a Senior Vice President. In
2014, he joined Morgan Stanley as Managing Director, Head of Municipal Trading and
Research, responsible for institutional and retail municipal trading, risk management and municipal credit research. He re-joined PIMCO in 2015. Prior to first joining PIMCO in 2012, he was an Executive Director at Morgan Stanley, where he served as head of the high yield and distressed municipal bond trading group.

	Rachel Betton	1/20
Senior Vice President, PIMCO. Ms. Betton is a member of the municipal bond portfolio management team. Prior to joining PIMCO in 2013, she was a municipal high yield and distressed trader at Morgan Stanley. Additionally, she was a public finance banker, focusing on municipal asset-backed securitizations and revenue- backed credits in the Midwest. She has investment and financial services experience since 2006 and holds an undergraduate degree from Wesleyan University.

Ms. Betton and Mr. Hammer are jointly and primarily responsible for the day-to-day management of the FISH: Series TE Portfolio. Mr. Hammer has managed the Portfolio since
August 2015. Ms. Betton has managed the Portfolio since January 2020.

FISH: Series LD Portfolio	Jerome Schneider	12/13
Managing Director, PIMCO. Mr. Schneider joined PIMCO in 2008. Prior to joining PIMCO, he served as Senior Managing Director with Bear Stearns, specializing in credit and mortgage-related funding transactions. Mr. Schneider joined Bear Stearns in 1995.

	Andrew Wittkop	12/13
Executive Vice President, PIMCO. Mr. Wittkop is a portfolio manager in the Newport Beach office, focusing on Treasury bonds, agencies and interest rate derivatives. He previously worked on the real return desk. Prior to that, he was a portfolio analyst with the global portfolio management team and a product manager for absolute return strategies. He has
13 years of investment experience and holds an MBA from Stern School of Business at
New York University and an undergraduate degree from the University of California, Los
Angeles.

Mr. Schneider and Mr. Wittkop are jointly and primarily responsible for the day-to-day management of the FISH: Series LD Portfolio. They have been the primary portfolio managers since the Portfolio’s inception in 2013.

Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers’ compensation and the portfolio managers’ ownership of shares of the Portfolios.
Distributor
The Trust’s Distributor is PIMCO Investments LLC (“Distributor”). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC. Effective as of the close of business on September 5, 2014, PIMCO Investments LLC replaced Allianz Global Investors Distributors LLC as the distributor of the Portfolios.
Additional Information
The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements.
Neither this prospectus, any summary prospectus, the Trust’s SAI, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholder of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers. service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to a Portfolio or the Trusts, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

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Purchases and Redemptions
Eligible Investors and Opening an Account
Shares of the Portfolios may be purchased only by or on behalf of “wrap” account clients where PIMCO or Virtus Fund Advisors, LLC (each, as applicable, the “Wrap Program Adviser”) has an agreement to serve as investment adviser or sub-adviser to the account with the wrap program sponsor (typically a registered investment adviser, bank or broker-dealer) or directly with the client. A client agreement to open an account typically may be obtained by contacting the wrap program sponsor.
The Portfolios intend to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above and each investor, by purchasing shares, agrees to any such redemption.
There are no maximum or minimum initial investment requirements imposed by the Portfolios. Minimum investment amounts for investing in a Portfolio may be imposed by wrap program sponsors, and can be found in the wrap-fee brochure provided to you by the wrap program sponsor or your investment adviser. The broker-dealer acting on behalf of an eligible client must submit a purchase or redemption order to the Portfolios’ transfer agent, DST Asset Manager Solutions, Inc., 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105, either directly or through an appropriate clearing agency (e.g., the National Securities Clearing Corporation — Fund/ SERV). The broker-dealer submitting an initial or subsequent order to purchase Portfolio shares must arrange to have federal funds wired to the transfer agent. Wiring instructions may be obtained by calling 1-800-927-4648.
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Other Purchase Information  Purchases of Portfolio shares will normally be made only in full shares, but may be made in fractional shares under certain circumstances. Certificates for shares will not be issued.
Each Portfolio reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order. Each Portfolio may do so in consultation with the Wrap Program Adviser.
The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of the sale.
Other Redemption Information
Redemption proceeds will ordinarily be sent by wire. Redemption proceeds will normally be wired within one to three business days after the redemption request, but may take up to seven days. Shareholders who are no longer eligible to invest in the Portfolios may receive their redemption proceeds by check. See “Eligible Investors and Opening an Account” above.
Redemptions of Portfolio shares may be made on any day the New York Stock Exchange (“NYSE”) is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the applicable Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.
In order to meet redemption requests, the Portfolios typically expect to use a combination of sales of portfolio assets, holdings of cash and cash equivalents (including cash flows into Portfolios) and financing transactions (such as reverse repurchase agreements). These methods of meeting redemption requests are expected to be used regularly. The Portfolios reserve the right to use other types of borrowings and interfund lending. The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See “Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings” and the SAI for more information.
It is highly unlikely that shares would ever be redeemed in kind. However, in consideration of the best interests of the remaining investors, and to the extent permitted by law, each Portfolio reserves the right to pay any redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. When shares are redeemed in kind, the investor should expect to incur transaction costs upon the disposition of the securities received in the distribution.
Calculation of Share Price and Redemption Payments
When Portfolio shares are purchased or redeemed, the price that is paid or received is equal to the net asset value (“NAV”) of the shares, without any sales charges or other fees. NAVs are ordinarily determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day the New York Stock Exchange is open. See “How Portfolio Shares Are Priced.”
On any day that the New York Stock Exchange (“NYSE”) closes earlier than 4:00 pm, Eastern time (scheduled or unscheduled), the Portfolio reserves the right to: (i) advance the time the NAV is calculated and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day’s NAV or (ii) accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not accept purchase and redemption orders (or calculate its NAV) on days that the NYSE is closed for business (scheduled or unscheduled). However, on any day that the NYSE is closed when it would normally be open for business, the Portfolio may accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE or such other time that the Portfolio may determine.
In most cases, purchase and redemption orders are made based on instructions from the Wrap Program Adviser, in its capacity as investment adviser or sub-adviser to the applicable wrap account, to the broker-dealer who executes trades for the account. Purchases and redemption orders may also be made by wrap account sponsors or their affiliates from time to time. Purchase and redemption orders are

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processed at the NAV next calculated after the broker-dealer receives the order on behalf of the account. Orders received by the broker-dealer prior to the time a Portfolio’s NAV is determined on a business day will be processed at that day’s NAV, even if the order is received by the transfer agent after the Portfolio’s NAV has been calculated that day, as long as the order is received by the transfer agent prior to such time as agreed upon by the transfer agent and the broker-dealer.
The Portfolios do not calculate NAVs or process purchase or redemption orders on days when the NYSE is closed. If a purchase or redemption order is made on a day when the NYSE is closed, it will be processed on the next succeeding day when the NYSE is open (at the succeeding day’s NAV).
Market Timing Policy
In general, the practice of “market timing,” which includes short-term or excessive trading of mutual fund shares and other abusive trading practices, may have a detrimental effect on a mutual fund and its shareholders. Depending upon various factors such as the mutual fund’s size and the amount of its assets maintained in cash, market timing by fund shareholders may interfere with the efficient management of the fund’s portfolio, increase transaction costs and taxes, and harm the performance of the fund and its shareholders. Because the Portfolios are designed to be components of “wrap” accounts that also invest, at the direction of the applicable Wrap Program Adviser, in individual securities and other investments, Portfolio shares may be purchased or redeemed on a frequent basis for rebalancing purposes or in order to invest new monies (including through dividend reinvestment) or to accommodate reductions in account size. The Portfolios are managed in a manner that is consistent with their role in the “wrap” accounts. Because all purchase and redemption orders are initiated by the applicable Wrap Program Adviser, “wrap” account clients are not in a position to effect purchase and redemption orders and are, therefore, unable to directly trade in Portfolio shares. Accordingly, the Board of Trustees has not adopted a market timing policy for the Portfolios. However, each Portfolio reserves the right to refuse purchase orders.
How Portfolio Shares are Priced
The price of a Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a Portfolio’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Portfolio or class, less any liabilities, by the total number of shares outstanding of that Portfolio or class.
On each day that the NYSE is open, Portfolio shares are ordinarily valued as of the NYSE Close. Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.
For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolios’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies, other than exchange-traded funds (“ETFs”), a Portfolio’s NAV will be calculated based on the NAVs of such investments.
If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, a Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the

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relevant market and before the NYSE Close. A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.
Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.
Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Portfolio is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.
Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.
When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.
Portfolio Distributions
Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. Generally, you begin earning dividends on the shares the day after a Portfolio receives your purchase payment. Each Portfolio intends to declare dividends daily and distribute them monthly to shareholders of record on the last business day of the month.
In addition, each Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders investing in the Portfolio no less frequently than annually. Net short-term capital gains may be paid more frequently.
A Portfolio’s dividend and capital gain distributions will be paid only in cash. Dividends and capital gains will not be reinvested in additional Portfolio shares.
Tax Consequences
Treatment as RIC
This section summarizes some of the U.S. federal income tax consequences to U.S. persons of investing in the Portfolios; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of federal, state, local or non-U.S. income tax laws. Please see the SAI for additional information regarding the tax aspects of investing in the Portfolios.
Each Portfolio has elected and intends each year to qualify and be eligible to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company is not subject to U.S. federal

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income tax at the corporate level on income and gains that are distributed to shareholders. A Portfolio’s failure to qualify as a regulated investment company would result in corporate-level taxation, thereby reducing the return on your investment.
Taxes on Portfolio Distributions
A shareholder subject to U.S. federal income tax will generally be subject to tax on Portfolio distributions, unless, in the case of FISH: Series TE, the distribution is properly reported as an “exempt-interest dividend.” For U.S. federal income tax purposes, Portfolio distributions other than exempt-interest dividends will generally be taxable to a shareholder as either ordinary income or capital gains.
Portfolio dividends consisting of distributions of investment income generally are taxable to shareholders as ordinary income. Federal taxes on Portfolio distributions of capital gains are determined by how long the Portfolio owned or is deemed to have owned the investments that generated the capital gains, rather than how long a shareholder has owned the shares. Distributions of net capital gains (that is, the excess of net longterm capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) that are properly reported by a Portfolio as capital gain dividends generally will be treated as long-term capital gains includible in a shareholder’s net capital gains and taxed to individuals at reduced rates. The Portfolios do not expect a significant portion of their distributions to be treated as long-term capital gains. Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to you as ordinary income.
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A Note on FISH: Series TE Distributions.  Distributions to shareholders that FISH: Series TE properly reports to shareholders as “exempt-interest dividends” are generally not subject to U.S. federal income taxation, but may be subject to state and local taxes. In addition, a portion of FISH: Series TE distributions may be included in the computation of federal and state alternative minimum tax liability for individuals. FISH: Series TE may invest a portion of its assets in securities that generate income that is not exempt from U.S. federal income tax. Dividends attributable to taxable interest or capital gains will be subject to federal income tax.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) paid by a Portfolio, including any capital gain dividends, and including net capital gains recognized on the sale, redemption or exchange of shares of a Portfolio. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Portfolio.
The ultimate tax characterization of a Portfolio’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Portfolio may make total distributions during a taxable year in an amount that exceeds such Portfolio’s current and accumulated earnings and profits. In that case, the excess generally would be treated as return of capital and would reduce the shareholders’ tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces a shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of the shares.
Portfolio distributions are taxable to shareholders as described above even if they are paid from income or gains earned by a Portfolio before a shareholder’s investment (and thus were included in the price the shareholder paid).
A Portfolio’s transactions in derivatives, short sales, or similar transactions could affect the amount, timing and character of distributions from the Portfolio, and could increase the amount or accelerate the timing for payment of taxes payable by shareholders. A Portfolio’s investments in certain debt instruments could cause the Portfolio to recognize taxable income in excess of the cash generated by such investments (which may require the Portfolio to sell investments in order to make required distributions).
Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the Portfolio’s return on those investments. If eligible, a Portfolio may elect to pass through to you a deduction or credit for foreign taxes. If the Portfolio so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, paid by the Portfolio. There can be no assurance that a Portfolio will make such election, even if it is eligible to do so. If the Portfolio does not qualify for or does not make such election, shareholders will not be entitled separately to claim a credit or deduction with respect to foreign taxes paid by the Portfolio; in that case the foreign tax will nonetheless reduce the Portfolio’s taxable income. A Portfolio’s investments in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate the Portfolio’s recognition of ordinary income and may affect the timing or amount of the Portfolio’s distributions.
Taxes When You Sell (Redeem) Your Shares
Any gain resulting from the sale or redemption of Portfolio shares generally will be taxable to shareholders as capital gains for U.S. federal income tax purposes.
Backup Withholding
Each Portfolio generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Portfolio with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Portfolio that he, she or it is not subject to such withholding.

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Characteristics and Risks of Securities and Investment Techniques
This section provides additional information about some of the principal investments and related risks of the Portfolios identified under the “Portfolio Summaries” and “Description of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. As with any mutual fund, investors in the Portfolios rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.
Investors should be aware that the investments made by a Portfolio and the results achieved by a Portfolio at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to a Portfolio. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different portfolio management team or strategy, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Significant shareholder purchases and redemptions may adversely impact a Portfolio’s portfolio management. For example, a Portfolio may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when the Portfolio otherwise would not seek to do so. Such shareholder transactions may cause Portfolios to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase a Portfolio’s transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause a Portfolio to perform differently than intended. Similarly, significant shareholder purchases may adversely affect a Portfolio’s performance to the extent the Portfolio is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances. While such risks may apply to a Portfolio of any size, such risks are heightened in a Portfolio with fewer assets under management. In addition, new Portfolios may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could adversely affect investment performance.
More generally, a Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, other portfolios, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause Portfolios to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause the Portfolio to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Portfolio’s portfolio. Such transactions may also increase the Portfolio’s transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Portfolio to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Portfolio is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Portfolio shares at any time. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Portfolio.
Investment Selection
FISH: Series C, FISH: Series M and FISH: Series LD seek maximum total return, and FISH: Series R seeks maximum real return, in each case consistent with preservation of capital and prudent investment management. The total return sought by FISH: Series C, FISH: Series M and FISH: Series LD consists of both income earned on investments and capital appreciation, if any, arising from increases in the market value of a Portfolio’s holdings. The real return sought by FISH: Series R equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. FISH: Series TE seeks high current income exempt from the U.S. federal income tax consistent with prudent investment management, and total return/capital appreciation is a secondary objective. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.
In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.
With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in

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evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO’s investment selection techniques will produce the desired results.
Fixed Income Instruments
“Fixed Income Instruments,” as used generally in this prospectus, includes:
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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
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mortgage-backed and other asset-backed securities;
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inflation-indexed bonds issued both by governments and corporations;
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structured notes, including hybrid or “indexed” securities and event-linked bonds;
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bank capital and trust preferred securities;
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loan participations and assignments;
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delayed funding loans and revolving credit facilities;
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bank certificates of deposit, fixed time deposits and bankers’ acceptances;
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repurchase agreements and reverse repurchase agreements on Fixed Income Instruments;
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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises;
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obligations of international agencies or supranational entities; and
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floating and variable rate debt instruments.
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.
The Portfolios, to the extent permitted by the 1940 Act, or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.
Duration
Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. By way of example, the price of a bond portfolio with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Similarly, the price of a bond portfolio with an average duration of fifteen years would be expected to fall approximately 15% if interest rates rose by one percentage point. Conversely, the price of a bond portfolio with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.
U.S. Government Securities
U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of a Portfolio’s shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities. Investments in zero-coupon securities generally require a Portfolio to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it would otherwise have continued to hold. Please see “Taxation” in the SAI for more information.
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association (“GNMA”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but

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are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Under the direction of the Federal Housing Finance Agency, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.
Corporate Debt Securities
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.
Mortgage-Related and Other Asset-Backed Securities
Each Portfolio may invest in mortgage-related securities and in other asset-backed securities. FISH: Series M invests principally in these securities and may invest its assets without limit in these and other asset-backed securities. FISH: Series C and FISH: Series LD may also invest their assets without limit in these and other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.
The value of some mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. See “Extension Risk” and “Prepayment Risk” below. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD may also invest in in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche, which may be referred to as subordinate mortgage-backed or asset-backed securities and interest-only mortgage-backed or asset-backed securities, subject to any other restrictions described in the Portfolios’ prospectus or SAI in effect from time to time. Subordinate mortgage-backed or asset-backed securities are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed securities will not be fully paid. There are multiple tranches of mortgage-backed and asset-backed securities, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed security has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. The Portfolios expect that investments in subordinate mortgage-backed and other asset-backed securities will be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed securities are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.
Extension Risk.   Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Portfolio returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Portfolio may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.
Prepayment Risk.   Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property,

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refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.
One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. FISH: Series C and FISH: Series M may not invest more than 40% of their net assets, and FISH: Series R may not invest more than 20% of its net assets, in any combination of interest only (“IO”), principal-only (“PO”) or inverse floating rate securities.
The Portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Each Portfolio may invest in other asset-backed securities that have been offered to investors.
Privately Issued Mortgage-Related Securities.   Pools created by nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Portfolio’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Privately Issued Commercial Mortgage-Related Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.
Reinvestment
Each Portfolio may be subject to the risk that the returns of a Portfolio will decline during periods of falling interest rates because the Portfolio may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below the Portfolio’s current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Portfolio to invest in lower-yielding securities. A Portfolio also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Portfolio’s portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a Portfolio from its investments is likely to have an adverse effect on the Portfolio’s net asset value, yield and total return.
Focused Investment
To the extent that a Portfolio focuses its investments in a particular sector, the Portfolio may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Portfolio to greater risk. A Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.
Inflation-Indexed Bonds
FISH: Series R ordinarily expects to invest a substantial portion of its assets in inflation-indexed bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls,

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the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as “iSTRIPS”). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market. Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semiannual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation-indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, in order to generate cash to make the requisite distributions, a Portfolio may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it would otherwise have continued to hold. Please see “Taxation” in the SAI for more information.
Variable and Floating Rate Securities
Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). In addition to senior loans, variable- and floating-rate instruments may include, without limit, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-related and other asset-backed securities. Each Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates as the case may be, of the respective securities. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Residual interest bonds are a type of inverse floater. See “Municipal Bonds” below. FISH: Series C and FISH: Series M may not invest more than 40% of their net assets, and FISH: Series R may not invest more than 20% of its net assets, in any combination of IO, PO, or inverse floating rate securities.
When a Portfolio holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio’s shares. Certain of a Portfolio’s investments, including variable- and floating-rate securities, may require the Portfolio to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it would otherwise have continued to hold. Please see “Taxation” in the SAI for more information.
Foreign (Non-U.S.) Securities
Certain Portfolios may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. Certain Portfolio’s investments in foreign (non-U.S.) securities may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a non-U.S. company’s securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the “country of exposure” of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the

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issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the “country of exposure” of such money market instrument is a non-U.S. country). A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer.
Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S securities. Investors should consider carefully the substantial risks involved for FISH: Series C and FISH: Series M, which may invest in securities issued by foreign companies and governments of foreign countries, and FISH: Series C, FISH: Series M, FISH: Series R, and FISH: Series LD, each of which may invest its assets, without limit, in securities denominated in non-U.S. currencies and may invest without limit in U.S. dollar denominated securities of foreign issuers. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruptions; the possibility of security suspensions; and political instability. Individual foreign (non-U.S.) economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in, or uncertainty concerning, foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies and in some cases could lead to uncertainty regarding the reliability of issuers' financial reporting.
FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.
FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause a Portfolio to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.
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Emerging Market Securities.  FISH: Series C, FISH: Series M and FISH: Series LD may invest without limit in securities and instruments that are economically tied to developing (or “emerging”) market countries. FISH: Series R may invest, subject to applicable law, without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. FISH: Series R may invest up to 20% of its total assets in securities of issuers economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers, where as noted above there is no limit. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument’s “country of exposure” is an emerging market country. A security’s “country of exposure” is determined by

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PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD emphasize countries with relatively low gross national product per capita and with the potential for rapid economic growth.
Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small;
differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
Foreign (Non-U.S.) Currencies
Direct investments in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies, will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments or central banks, or by currency controls or political developments. Currencies in which the Portfolios’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to a Portfolio.
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Foreign Currency Transactions.  FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts, invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Portfolio’s ability to enter into foreign currency transactions, force a Portfolio to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Portfolio, any of which may result in a loss to the Portfolio. A contract to sell foreign currency would limit any potential gain that might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency

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fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances, and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. In accordance with current federal securities laws, rules and staff positions, these Portfolios will segregate or “earmark” assets determined to be liquid by PIMCO (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.
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Redenomination.  Continuing uncertainty as to the status of the euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of a Portfolio’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Portfolio’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Portfolio may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
There can be no assurance that if a Portfolio earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw a Portfolio’s investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.
High Yield Securities and Distressed Companies
Securities rated lower than Baa by Moody’s or equivalently rated by S&P or Fitch are sometimes referred to as “high yield” securities or “junk bonds.” Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to, the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield and distressed company securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities and debt securities of distressed companies may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain Portfolios may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case a Portfolio may lose its entire investment.
The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain emerging market governments that issue high yield securities in which a Portfolio may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.
Credit Ratings and Unrated Securities
Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s, S&P, and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The ratings of a fixed income security may change over time. Moody’s, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by a Portfolio could receive a higher rating or a lower rating during the period in which they are held by a Portfolio.
PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. A Portfolio may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit quality, which could result in the Portfolio’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Portfolio, and could negatively impact the Portfolio’s performance and/or returns. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/ or unrated securities, the Portfolio’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

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Derivatives
Each Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, real estate and other assets, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Each Portfolio may invest some or all of its assets in derivative instruments, subject to the Portfolio’s objective and policies. A portfolio manager may decide not to employ any of these strategies, and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under “Investment Objectives and Policies” in the SAI.
A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on a Portfolio. For example, a small investment in a derivative instrument may have a significant impact on a Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. A Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolios.
Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Credit Risk. The use of certain derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, a short position in a credit default swap could result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.
Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. In accordance with current federal securities laws, rules and staff positions, to limit leverage risk, each Portfolio will segregate or “earmark” assets determined to be liquid by PIMCO (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.
Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Portfolio’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.
Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.
Regulatory Risk. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Portfolio’s derivative transactions, or impede the employment of a Portfolio’s derivative strategy or adversely affect the Portfolios’ performance.

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Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives, the risk of ambiguous documentation and the inability of derivatives to correlate perfectly with underlying assets, rates or indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. The value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange traded fund would not correlate perfectly with the index upon which the exchange traded fund is based because the fund’s return is net of fees and expenses. In addition, a Portfolio’s use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates when distributed to shareholders) than if the Portfolio had not used such instruments.
Convertible and Equity Securities
Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company’s directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.
Each Portfolio may invest in convertible securities and equity securities, as well as securities related to equities. Equity related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective.
The Portfolios may invest in “synthetic convertible securities.” “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Portfolio may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Preferred and other senior securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. In addition, preferred and other senior securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, the Portfolio may have to reinvest proceeds in less attractive securities.
Among other risks described in this prospectus, the following issues are particularly associated with investments in preferred and other senior securities.
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Deferral and Omission of Distributions. Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for the Portfolio.
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Limited Voting Rights. Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.
In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to the Portfolio as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.
Each Portfolio may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Portfolio

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may consider convertible securities or equity securities to gain exposure to such investments. At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Portfolio may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income Instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Portfolio at any given time upon sale thereof, a Portfolio may determine to hold such securities in its portfolio. Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably.
Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.
Municipal Bonds
The amount of public information available about the municipal bonds held by a Portfolio is generally less than for corporate equities or bonds, and the investment performance of the Portfolio may therefore be more dependent on the abilities of PIMCO than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the lower rated bonds, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the ability of the Portfolio to sell its bonds at attractive prices or value municipal bonds.
Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a Municipal Bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The secondary market for municipal bonds, particularly the lower rated bonds, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the ability of the Portfolio to sell its bonds at attractive prices or value municipal bonds. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Portfolios may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Portfolios may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Portfolios may also invest in securities issued by entities whose underlying assets are Municipal Bonds. The Portfolios (other than FISH: Series TE) do not expect to be eligible to pass through the tax-exempt character of interest paid on Municipal Bonds to their shareholders.
Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Portfolio is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investment in pre-refunded Municipal Bonds held by a Portfolio may subject the Portfolio to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Portfolio sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. The interest on pre-funded bonds issued on or before December 31, 2017 is exempt from federal income tax; the interest on such bonds issued after December 31, 2017 is not exempt from federal income tax.
The Portfolios may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that a Portfolio investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. A Portfolio’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond a Portfolio’s control, which could require the Portfolio to dispose

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of portfolio investments at inopportune times and prices. A Portfolio may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Portfolio will be subject to leverage risk.
In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule’s compliance date, which was July 21, 2017.
Loan Participations and Assignments
Each Portfolio may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Portfolio could become part owner of any collateral if a loan is foreclosed, subjecting the Portfolio to costs associated with owning and disposing of the collateral. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.
Delayed Funding Loans and Revolving Credit Facilities
Each Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). In accordance with current federal securities laws, rules and staff positions, to the extent that the Portfolio is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by PIMCO in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
Loans of Portfolio Securities
For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided that a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the SAI for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Portfolio may pay lending fees to a party arranging the loan, which may be an affiliate of a Portfolio. Cash collateral received by a Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Portfolio bears the risk of such investments.
Short Sales
Each Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. In accordance with current federal securities laws, rules and staff positions, when making a short sale (other than a “short sale against the box”) a Portfolio must segregate or “earmark” assets determined to be liquid by PIMCO or otherwise cover its position in a permissible manner. A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Portfolios may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Portfolio engages in short selling in foreign (non-U.S.) jurisdictions, the Portfolio will do so to the extent permitted by the laws and regulations of such jurisdiction.
When-Issued, Delayed Delivery and Forward Commitment Transactions
Each Portfolio may purchase or sell securities that it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to

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purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated or “earmarked” to cover these positions. When a Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.
Repurchase Agreements
Each Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.
Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings
Each Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Portfolio and its agreement to repurchase the instrument or a similar security at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Portfolio but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. In accordance with current federal securities laws, rules and staff positions, a Portfolio will segregate or “earmark” assets determined to be liquid by PIMCO to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.
A Portfolio also may borrow money for investment purposes (including, with respect to FISH: Series R, FISH: Series TE and FISH: Series LD, borrowing money from certain affiliated funds pursuant to the Portfolios’ inter-fund lending program, as described more fully under “Investment Restrictions - Other Information Regarding Investment Restrictions” in the SAI) subject to any policies of the Portfolio currently described in this prospectus or in the Portfolio’s SAI.
Event-Linked Exposure
Each Portfolio may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as
“catastrophe bonds.” If a trigger event occurs, a Portfolio may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposure may also be subject to liquidity risk.
Portfolio Turnover
The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” When a portfolio manager deems it appropriate and particularly during periods of volatile market movements, a Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of a Portfolio’s portfolio) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. Please see a Portfolio's “Portfolio Summary—Portfolio Turnover” or the “Financial Highlights” in this prospectus for the portfolio turnover rates of the Portfolios that were operational during the last fiscal year.
Illiquid Investments
Each Portfolio may invest up to 15% of its net assets (taken at the time of investment) in illiquid investments that are assets. Certain illiquid investments may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid investments and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term “illiquid investments” for this purpose means investments that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid (i.e., classified by the Portfolio in a liquidity category other than “illiquid” pursuant to the Portfolio’s liquidity risk management procedures), although they may be relatively less liquid than registered securities traded on established

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secondary markets. Additional discussion of illiquid investments and related regulatory limits and requirements is available under “Investment Objectives and Policies” in the SAI.
Real Estate Investment Trusts (REITs)
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.
REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.
An investment in a REIT, or in a real-estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.
Investment in Other Investment Companies
Each Portfolio may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds and business development companies, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act, and the rules and regulations thereunder and any exemptive relief therefrom. A Portfolio may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, a Portfolio may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Portfolio pays its service providers.
Each Portfolio may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.
Subject to the restrictions and limitations of the 1940 Act, and the rules and regulations thereunder and any exemptive relief therefrom, each Portfolio may, in the future, elect to pursue its investment objective either by investing directly in securities or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Portfolio.
Temporary Defensive Positions
For temporary defensive purposes, each Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities in attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. When a Portfolio engages in such strategies, it may not achieve its investment objective.
From time to time, as the prevailing market and interest rate environments warrant, and at the discretion of its portfolio manager, some portion of a Portfolio’s total net assets may be uninvested. In such cases, Portfolio assets will be held in cash in a Portfolio’s custody account. Cash assets are generally not income-generating and would impact a Portfolio’s performance.
Changes in Investment Objectives and Policies
The investment objective of each Portfolio is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all other investment policies of the Portfolios may be changed by the Board of Trustees without shareholder approval.
Percentage Investment Limitations and Alternative Means of Gaining Exposure
Unless otherwise stated, all percentage limitations on Portfolio investments listed in this prospectus will apply at the time of investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on portfolio investments refer to total assets. Unless otherwise stated, if a Portfolio is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Portfolio may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products. Such exposure may be achieved through a combination of multiple instruments or through a combination of one or more investment instruments and cash or cash equivalents.

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PIMCO Managed Accounts Trust

Operational Risk
An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a significant adverse effect on a Portfolio. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a significant adverse effect on a Portfolio. While the Portfolios seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Portfolio.
Market Disruptions Risk
The Portfolios are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/ environmental disasters, which can all negatively impact the securities markets and cause a Portfolio to lose value. These events can also impair the technology and other operational systems upon which a Portfolio’s service providers, including PIMCO as the Portfolios’ investment adviser, rely, and could otherwise disrupt a Portfolio’s service providers’ ability to fulfill their obligations to the Portfolios.
Other Investments and Techniques
The Portfolios may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this prospectus. These securities and techniques may subject the Portfolios to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolios.
Cyber Security
As the use of technology has become more prevalent in the course of business, the Portfolios have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Portfolio’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Portfolio’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Portfolio invests can also subject a Portfolio to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Portfolio invests could adversely impact such counterparties or issuers and cause a Portfolio’s investments to lose value.
Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
Like with operational risk in general, the Portfolios have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Portfolios do not directly control the cyber security systems of issuers in which a Portfolio may invest, trading counterparties or third party service providers to the Portfolios. There is also a risk that cyber security breaches may not be detected. The Portfolios and their shareholders could be negatively impacted as a result.

54  Prospectus | PIMCO Managed Accounts Trust

PIMCO Managed Accounts Trust

Financial Highlights
The financial highlights table is intended to help a shareholder understand the financial performance of FISH: Series C, FISH: Series M, FISH: Series R, FISH: Series TE and FISH: Series LD for the last five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is available for download free of charge on the Trust’s website at pimco.com.
		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Series C
12/31/2020	$10.43	$0.34	$0.66	$1.00	$(0.35)	$0.00	$0.00	$(0.35)
12/31/2019	9.94	0.38	0.52	0.90	(0.41)	0.00	0.00	(0.41)
12/31/2018	10.30	0.36	(0.34)	0.02	(0.38)	0.00	0.00	(0.38)
12/31/2017	10.05	0.39	0.25	0.64	(0.29)	0.00	(0.10)	(0.39)
12/31/2016	10.42	0.44	(0.36)	0.08	(0.38)	0.00	(0.07)	(0.45)
Series M
12/31/2020	$10.48	$0.41	$0.53	$0.94	$(0.41)	$(0.33)	$0.00	$(0.74)
12/31/2019	10.14	0.47	0.37	0.84	(0.50)	0.00	0.00	(0.50)
12/31/2018	10.31	0.46	(0.24)	0.22	(0.39)	0.00	0.00	(0.39)
12/31/2017	9.95	0.45	0.49	0.94	(0.49)	(0.09)	0.00	(0.58)
12/31/2016	9.87	0.58	0.27	0.85	(0.49)	(0.28)	0.00	(0.77)
Series R
12/31/2020	$9.40	$0.22	$1.33	$1.55	$(0.21)	$0.00	$0.00	$(0.21)
12/31/2019	8.68	0.26	0.70	0.96	(0.24)	0.00	0.00	(0.24)
12/31/2018	9.26	0.37	(0.60)	(0.23)	(0.35)	0.00	0.00	(0.35)
12/31/2017	9.13	0.35	0.11	0.46	(0.17)	0.00	(0.16)	(0.33)
12/31/2016	8.94	0.35	0.16	0.51	(0.13)	0.00	(0.19)	(0.32)
Series TE
12/31/2020	$10.39	$0.36	$0.37	$0.73	$(0.36)	$0.00	$0.00	$(0.36)
12/31/2019	9.94	0.38	0.45	0.83	(0.38)	0.00	0.00	(0.38)
12/31/2018	10.22	0.38	(0.28)	0.10	(0.38)	0.00	0.00	(0.38)
12/31/2017	9.75	0.36	0.47	0.83	(0.36)	0.00	0.00	(0.36)
12/31/2016	10.02	0.32	(0.27)	0.05	(0.32)	0.00	0.00	(0.32)
Series LD
12/31/2020	$9.40	$0.35	$0.23	$0.58	$(0.36)	$0.00	$0.00	$(0.36)
12/31/2019	9.40	0.36	0.00	0.36	(0.36)	0.00	0.00	(0.36)
12/31/2018	9.73	0.38	(0.28)	0.10	(0.42)	0.00	(0.01)	(0.43)
12/31/2017	9.77	0.37	(0.02)	0.35	(0.39)	0.00	0.00	(0.39)
12/31/2016	9.83	0.37	0.03	0.40	(0.46)	0.00	0.00	(0.46)
^
A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)
Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.
(b)
Per share amounts based on average number of shares outstanding during the year.
(c)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.
(d)
The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.
(e)
The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios and PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program.

55  Prospectus | PIMCO Managed Accounts Trust

Prospectus

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)(d)	Net Assets End of Year (000s)	Expenses(e)	Expenses Excluding Waivers(e)	Expenses Excluding Interest Expense(e)	Expenses Excluding Interest Expense and Waivers(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.08	9.77%	$1,585,611	0.03%	0.03%	0.00%	0.00%	3.18%	562%
10.43	9.18	1,434,199	0.21	0.21	0.00	0.00	3.72	533
9.94	0.21	1,185,003	0.31	0.31	0.00	0.00	3.62	450
10.30	6.43	1,310,388	0.43	0.43	0.00	0.00	3.79	366
10.05	0.84	1,299,845	0.13	0.13	0.00	0.00	4.35	259

$10.68	9.12%	$1,562,661	0.02%	0.02%	0.00%	0.00%	3.80%	635%
10.48	8.40	1,442,194	0.06	0.06	0.00	0.00	4.47	543
10.14	2.23	1,241,128	0.31	0.31	0.00	0.00	4.58	495
10.31	9.60	1,331,955	0.24	0.24	0.00	0.00	4.35	556
9.95	8.78	1,324,624	0.16	0.16	0.00	0.00	5.65	582

$10.74	16.58%	$157,315	0.26%	0.26%	0.00%	0.00%	2.13%	295%
9.40	11.10	130,421	1.35	1.35	0.00	0.00	2.80	357
8.68	(2.52)	115,407	1.29	1.29	0.00	0.00	4.16	231
9.26	5.16	142,081	0.62	0.62	0.00	0.00	3.81	225
9.13	5.68	150,112	0.42	0.42	0.00	0.00	3.81	311

$10.76	7.19%	$91,321	0.04%	0.04%	0.00%	0.00%	3.47%	57%
10.39	8.42	87,423	0.08	0.08	0.00	0.00	3.69	31
9.94	0.97	82,521	0.08	0.08	0.00	0.00	3.79	57
10.22	8.61	91,086	0.04	0.04	0.00	0.00	3.64	86
9.75	0.40	90,288	0.00	0.00	0.00	0.00	3.14	193

$9.62	6.28%	$108,895	0.66%	0.66%	0.00%	0.00%	3.63%	69%
9.40	3.85	79,806	2.98	2.98	0.00	0.00	3.82	88
9.40	1.07	82,684	3.02	3.02	0.00	0.00	3.94	290
9.73	3.64	86,101	1.30	1.30	0.00	0.00	3.76	230
9.77	4.17	31,609	0.69	0.69	0.00	0.00	3.83	1,395

April 30, 2021 | PROSPECTUS  56

PIMCO Managed Accounts Trust

Appendix A
Description of Securities Ratings
The Portfolio’s investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody’s, Standard & Poor’s or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Portfolio’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
High Quality Debt Securities   are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.
Investment Grade Debt Securities   are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.
Below Investment Grade High Yield Securities (“Junk Bonds”),   are those rated lower than Baa by Moody’s, BBB by Standard & Poor’s or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.
The following is a description of Moody’s, Standard & Poor’s and Fitch’s rating categories applicable to fixed income securities.
Moody’s Investors Service, Inc.
Global Long-Term Rating Scale
Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Medium-Term Note Program Ratings
Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).
MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.
The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.
Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
Global Short-Term Rating Scale
Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

A-1  Prospectus | PIMCO Managed Accounts Trust

Prospectus

P-1: Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
National Scale Long-Term Ratings
Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.
In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.
Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
National Scale Short-Term Ratings
Moody’s short-term NSRs are opinions of the ability of issuers or issuances in a given country, relative to other domestic issuers or issuances, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody’s global ratings. There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.
In each specific country, the first two letters indicate the country in which the issuer is located (e.g., KE-1 through KE-4 for Kenya).
N-1: N-1 issuers or issuances represent the strongest likelihood of repayment of short-term senior unsecured debt obligations relative to other domestic issuers.
N-2: N-2 issuers or issuances represent an above average likelihood of repayment of short-term senior unsecured debt obligations relative to other domestic issuers.
N-3: N-3 issuers or issuances represent an average likelihood of repayment of short-term senior unsecured debt obligations relative to other domestic issuers.
N-4: N-4 issuers or issuances represent a below average likelihood of repayment of short-term senior unsecured debt obligations relative to other domestic issuers.
The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa.
Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (VMIG) scale.

April 30, 2021 | PROSPECTUS  A-2

PIMCO Managed Accounts Trust

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.
Standard & Poor’s Ratings Services
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ (“S&P”) analysis of the following considerations:
■
Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
■
Nature and provisions of the financial obligation and the promise S&P imputes; and
■
Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Investment Grade
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Speculative Grade
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
NR: This indicates that a rating has not been assigned or is no longer assigned.
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A-3  Prospectus | PIMCO Managed Accounts Trust

Prospectus

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+‘ or ‘A-1+/ A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+‘).
Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
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Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
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Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
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Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
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Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.
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A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

April 30, 2021 | PROSPECTUS  A-4

PIMCO Managed Accounts Trust

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Inactive Qualifiers (no longer applied or outstanding)
*:This symbol indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
pr: The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Fitch Ratings
Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met, however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default.

A-5  Prospectus | PIMCO Managed Accounts Trust

Prospectus

A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or their agent of a distressed debt exchange;
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (’AA+‘; ’AA’; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.
Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.
RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.
RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.
RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.
RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.
RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.
RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

April 30, 2021 | PROSPECTUS  A-6

PIMCO Managed Accounts Trust

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-7  Prospectus | PIMCO Managed Accounts Trust

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INVESTMENT ADVISER AND ADMINISTRATOR
PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660
DISTRIBUTOR
PIMCO Investments LLC, 1633 Broadway, New York, NY 10019
CUSTODIAN
State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105
TRANSFER AGENT
DST Asset Manager Solutions, Inc.,
430 W 7th Street STE 219024, Kansas City, MO 64105
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197
LEGAL COUNSEL
Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600

PIMCO Managed Accounts Trust
650 Newport Center Drive
Newport Beach, CA 92660
The Trust’s SAI and annual and semi-annual reports to shareholders include additional information about the Portfolios. The SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. The Portfolio's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.
The SAI contains detailed information about Portfolio purchase, redemption and exchange options and procedures and other information about the Portfolios. You can get a free copy of the SAI.
You may get free copies of any of these materials, or request other information about the Portfolios by calling the Trust at 888-87-PIMCO (1-888-877-4626) or by writing to:
PIMCO Managed Accounts Trust
650 Newport Center Drive
Newport Beach, CA 92660
Daily updates on the NAV of a Portfolio may be obtained by calling 1-888-87-PIMCO.
You may access reports and other information about the Trust on the EDGAR Database on the SEC’s Web site at www.sec.gov. You may get copies of additional information about the Trust, including its SAI, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov. You can also visit our web site at pimco.com for additional information about the Portfolios, including the SAI and the annual and semi-annual reports, which are available for download free of charge.
Reference the Trust’s Investment Company Act file number in your correspondence.
Investment Company Act File Number: 811-09721
FISH0001_043021

PIMCO Managed Accounts Trust
Statement of Additional Information
April 30, 2021
 This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectus of PIMCO Managed Accounts Trust (the “Trust”) for Fixed Income SHares: Series C, Fixed Income SHares: Series M, Fixed Income SHares: Series R, Fixed Income SHares: Series TE and Fixed Income SHares: Series LD dated April 30, 2021 and as supplemented from time to time (the “Prospectus”). Through the Prospectus, the Trust offers five series of shares: Fixed Income SHares: Series C, Fixed Income SHares: Series M, Fixed Income SHares: Series R, Fixed Income SHares: Series TE and Fixed Income SHares: Series LD (each, a “Portfolio”).
Fixed Income SHares: Series C (“FISH: Series C”)	FXICX
Fixed Income SHares: Series M (“FISH: Series M”)	FXIMX
Fixed Income SHares: Series R (“FISH: Series R”)	FXIRX
Fixed Income SHares: Series TE (“FISH: Series TE”)	FXIEX
Fixed Income SHares: Series LD (“FISH: Series LD”)	FXIDX
Audited financial statements for FISH: Series C, FISH: Series M, FISH: Series R, FISH Series TE and FISH: Series LD, for the fiscal year ended December 31, 2020, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon are incorporated herein by reference from the Trust’s Annual Report. The Trust’s Annual Report was filed electronically with the Securities and Exchange Commission (the “SEC”) on March 4, 2021. Copies of the Prospectus and Annual Report, which are incorporated by reference into (and are legally a part of) this Statement of Additional Information, may be obtained free of charge at the address and telephone number listed below or by visiting https://www.pimco.com/en-us/investments/fish.
Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”) is the investment adviser to the Portfolios.
Pacific Investment Management Company LLC
650 Newport Center Drive
Newport Beach, CA 92660
1-888-877-4626

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Description Of The Trust
The Trust is an open-end management investment company (“mutual fund”) that currently consists of five series. The Prospectus and this Statement of Additional Information offer shares of Fixed Income SHares: Series C (“FISH: Series C”), Fixed Income SHares: Series M (“FISH: Series M”), Fixed Income SHares: Series R (“FISH: Series R”), Fixed Income SHares: Series TE (“FISH: Series TE”) and Fixed Income SHares: Series LD (“FISH: Series LD,” and, together with FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series TE, the “Portfolios”). Each Portfolio is a diversified portfolio.
The Trust was organized as a Massachusetts business trust on November 3, 1999.
Effective June 26, 2009, the name of the Trust changed to Allianz Global Investors Managed Accounts Trust from Fixed Income SHares. Effective January 28, 2013, the name of the Trust changed to AllianzGI Managed Accounts Trust. Effective as of the close of business on September 5, 2014, the name of the Trust changed to PIMCO Managed Accounts Trust.
Effective as of the close of business on September 5, 2014, the Adviser replaced its affiliate Allianz Global Investors Fund Management LLC as the investment adviser and administrator to the Portfolios. In addition, PIMCO Investments LLC replaced Allianz Global Investors Distributors LLC as the distributor of the Portfolios.
Investment Objectives And Policies
In addition to the principal investment strategies and the principal risks of the Portfolios described in the Prospectus, each Portfolio may employ other investment practices and may be subject to additional risks which are described below. Because the following is a description of investment strategies and risk for all the Portfolios, certain strategies and/or risks described below may not apply to particular Portfolios. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, by the investment restrictions under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, a Portfolio may engage in each of the practices described below. However, the Portfolios are not required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Portfolios. Unless otherwise stated herein, all investment policies of a Portfolio may be changed by the Board of Trustees without shareholder approval. In addition, a Portfolio may be subject to restrictions on its ability to utilize certain investments or investment techniques. Unless otherwise stated herein, these additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.
Municipal Securities
Each Portfolio may invest in securities issued by states, territories, possessions, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states, territories, possessions and multi-state agencies or authorities. Municipal bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.
Municipal Securities.   Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.
Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations. Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.
Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which FISH: Series TE may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.
Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations (“NRSROs”) represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.
The payment of principal and interest on most municipal securities purchased by FISH: Series TE will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.
There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings. Each state’s municipal securities may include, in addition to securities issued by the relevant state and its political subdivisions, agencies, authorities and instrumentalities, securities issued by the governments of Guam, Puerto Rico or the U.S. Virgin Islands. These securities may be subject to different risks than municipal securities issued by the relevant state and its political subdivisions, agencies, authorities and instrumentalities.

FISH:   Series TE ordinarily purchases municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that the applicable taxing authority will agree with this opinion. In the event, for example, the Internal Revenue Service (“IRS”) determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of FISH: Series TE, you may be required to file an amended tax return as a result, reporting such income as taxable.
Municipal Bonds.   The municipal bonds that the Portfolios may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source or annual revenues. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). The Portfolios other than FISH: Series TE do not expect to be eligible to pass through to shareholders the tax-exempt character of interest earned on municipal bonds.
A Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.
Each Portfolio that may invest in municipal bonds may invest in pre-refunded municipal bonds. Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded municipal bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by a Portfolio is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investments in pre-refunded municipal bonds held by a Portfolio may subject the Portfolio to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if a Portfolio sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. To the extent permitted by the Securities and Exchange Commission and the IRS, a Portfolio’s investment in pre-refunded municipal bonds backed by U.S. Treasury and Agency securities in the manner described above, will, for purposes of diversification tests applicable to certain Portfolios, be considered an investment in the respective U.S. Treasury and Agency securities. Tax legislation in 2017 eliminated the tax exemption for advance refunding of municipal bonds on a go-forward basis.
Under the Internal Revenue Code of 1986, as amended (the “Code”), certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.
Certain Portfolios may invest in Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. A Portfolio’s investments in Build America Bonds will result in taxable income and the Portfolio may elect to pass through to shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Build America Bonds involve similar risks as Municipal Bonds, including credit and market risk. They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt Municipal Bonds. Although Build America Bonds were only authorized for issuance during 2009 and 2010, the program may have resulted in reduced issuance of tax-exempt Municipal Bonds during the same period.
The Build America Bond program expired on December 31, 2010, at which point no further issuance of new Build America Bonds was permitted. As of the date of this Statement of Additional Information, there is no indication that Congress will renew the program to permit issuance of new Build America Bonds.
Economic downturns and budgetary constraints have made municipal bonds more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal bond markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal bond investment opportunities. The value of municipal bonds may also be affected by uncertainties involving the taxation of municipal bonds or the rights of municipal bond holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal bonds are introduced before Congress from time to time. These legal uncertainties could affect the municipal bond market generally, certain specific segments of the market, or the relative credit quality of particular securities.
The Portfolios may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Portfolios may also sell municipal bonds due to changes in PIMCO’s evaluation of the issuer or cash needs resulting from redemption requests for Portfolio shares. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Portfolios’ ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.
Additionally, municipal bonds rated below investment grade (i.e., high yield municipal bonds) may not be as liquid as higher-rated municipal bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a municipal bond and on a Portfolio’s ability to sell a municipal bond in response to changes or anticipated changes in economic conditions or to meet the Portfolio’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Portfolio’s portfolio. For more information on high yield securities please see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below.
Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.
The perceived increased likelihood of default among issuers of municipal bonds has resulted in constrained illiquidity, increased price volatility and credit downgrades of issuers of municipal bonds. Local and national market forces—such as declines in real estate prices and general business activity—may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of municipal bonds to repay their obligations. Certain issuers of municipal bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal bonds to pay existing obligations. In addition, events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal bonds. Adverse developments in the municipal bond market may negatively affect the value of all or a substantial portion of a portfolio’s holdings in municipal bonds.
Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Portfolios’ municipal bonds in the same manner.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. It can be expected that similar proposals may be introduced in the future. As a result of any such future legislation, the availability of such municipal bonds for investment by the Portfolios and the value of such municipal bonds held by the Portfolios may be affected. In addition, it is possible that events occurring after the date of a municipal bond's issuance, or after a Portfolio's acquisition of such obligation, may result in a determination that the interest paid on that obligation is taxable, in certain cases retroactively.
Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Portfolio would hold the longer-term security, which could experience substantially more volatility.
Municipal Lease Obligations.   Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities (“municipal lease obligations”). A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. In deciding whether to purchase a lease obligation, the Portfolios will assess the financial condition of the borrower or obligor, the merits of the project, the level of public support for the project, other credit characteristics of the obligor, and the legislative history of lease financing in the state. Municipal lease obligations may be less readily marketable than other municipal securities.
Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.
Municipal leases may also be subject to “abatement risk.” The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee’s use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee’s maintenance of reserve monies for lease payments. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.
The Portfolios may purchase unrated municipal lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Portfolio is permitted to invest. A Portfolio may also acquire illiquid municipal lease obligations, subject to regulatory limitations on investments in illiquid investments generally. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
Private Placements.   The Portfolios may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
Municipal Warrants.   The Portfolios may invest in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The Portfolio may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.
Standby Bond Purchase Agreements.   The Portfolios may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Portfolio. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. A significant portion of insured municipal bonds that have been issued and are outstanding are insured by a small number of insurance companies. An event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal bonds insured by that insurance company and on the municipal bond markets as a whole. Downgrades of certain insurance companies have negatively impacted the price of certain insured municipal bonds. Given the large number of potential claims against the insurers of municipal bonds, there is a risk that they will not be able to meet all future claims. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.
The Portfolios may invest in trust certificates issued in tender option bond programs. In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuance to purchase a fixed-rate municipal bond (“Fixed Rate Bond”) that either is owned or identified by a Portfolio. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to a Portfolio that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Portfolio bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Portfolio, the Portfolio may then invest the cash received in additional securities, generating leverage for the Portfolio. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which a Portfolio has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the Portfolios ratably in proportion to their participation in the TOB Trust.
The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.
A TOB Residual held by a Portfolio provides the Portfolio with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.
The TOB Trust may also be collapsed without the consent of a Portfolio, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Portfolios). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. If there are insufficient proceeds from the liquidation of the TOB Trust, the party that would bear the losses would depend upon whether a Portfolio holds a non-recourse TOBs Residual or a recourse TOBs Residual. If a Portfolio holds a non-recourse TOBs Residual, the Liquidity Provider or holders of the TOBs Floaters would bear the losses on those securities and there would be no recourse to the Portfolio's assets. If a Portfolio holds a recourse TOBs Residual, the Portfolio (and, indirectly, holders of the Portfolio's Common Shares) would typically bear the losses. In particular, if a Portfolio holds a recourse TOBs Residual, it will typically have entered into an agreement pursuant to which a Portfolio would be required to pay to the Liquidity Provider the difference between the purchase price of any TOBs Floaters put to the Liquidity Provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer. A Portfolio may invest in both non-recourse and recourse TOBs Residuals to leverage its portfolio.
Each Portfolio’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to the Portfolio. The Portfolio typically invests the cash received in additional municipal bonds. The Portfolios may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust.
In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule’s compliance date, which was July 21, 2017. The Risk Retention Rules took effect in December 2016 and require the sponsor to a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Portfolios’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
The Portfolios have restructured their TOB Trusts in conformity with regulatory guidance. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Participation Interests.   The Portfolios may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Portfolio will invest only in such securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt, because the IRS has not issued a definitive ruling on the matter. The Portfolios other than FISH: Series TE do not expect to be eligible to pass through to shareholders the tax-exempt character of interest earned on such securities.
Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Custodial Receipts.   Each Portfolio may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.
The following summarizes information drawn from official statements and other public documents available relating to issues potentially affecting securities offerings of issuers domiciled in the states of California and New York. PIMCO has not independently verified the information, but has no reason to believe that it is substantially incorrect.
California.   To the extent a Portfolio invests in municipal bonds issued by California issuers, it may be particularly affected by political, economic, regulatory, social, environmental, or public health developments affecting the ability of California tax exempt issuers to pay interest or repay principal.
Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives as well as environmental events, natural disasters, pandemics, epidemics, or social unrest could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors that may impact issuers of California municipal bonds. The information is derived from sources that are generally available to investors, including information promulgated by the State’s Department of Finance, the State’s Treasurer’s Office, and the Legislative Analyst’s Office. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by a Portfolio, and a Portfolio assumes no responsibility for the completeness or accuracy of such information. In addition, as a result of the severe market volatility and economic downturn following the outbreak of COVID-19, the economic circumstances in California may change negatively and more rapidly than usual, and California may be less able to maintain up-to-date information for the public. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers are not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.
Certain debt obligations held by a Portfolio may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by a Portfolio may be impaired.
Certain tax exempt securities in which a Portfolio may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.
California’s economy, the largest state economy in the United States and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services, and may be sensitive to economic factors affecting those industries. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.
California’s fiscal health has improved since the severe recession ended in 2009, which caused large budget deficits. California’s General Fund budget has achieved structural balance for the last several fiscal years. In recent years, the State has paid off billions of dollars of budgetary borrowings, debts and deferrals that were accumulated to balance budgets during the most recent recession and years prior. However, California’s General Fund has been materially adversely impacted by the health-related and economic impacts of the COVID-19 pandemic. Efforts to respond to and mitigate the spread of COVID-19 have had a severe impact on the California and national economies, which triggered a historic drop in the stock market and a recession.
California has, and is expected to continue to, incur substantial direct costs in responding to COVID-19. These costs include, but are not limited to, vaccinations, the purchase of personal protective equipment and medical and sanitation supplies, emergency facilities, testing and contact tracing, and housing and food assistance. To help address the public health and economic impact of COVID-19, the federal government passed the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), which provided for approximately $2.2 trillion in disaster relief. Among other things, the CARES Act established the Coronavirus Relief Fund (“CRF”), of which California has received approximately $9.5 billion. In March 2021, the American Rescue Plan was signed into law, which provides an additional $350 billion in emergency funding for state, local, territorial, and Tribal governments. It is not presently possible to predict whether the CRF and American Rescue Plan funds allocated to California will be sufficient to address its economic challenges. The rate and level at which the federal government has taken on new debt could have a negative impact on its fiscal health, which could lead to prolonged challenges for its economy. A failure by California to meet its debt obligations could lead to a significant decline in the value, liquidity, and marketability of Portfolio investments.
California’s real gross domestic product (“GDP”) contracted by 2.8% in 2020, and totaled approximately $3.0 trillion at current prices, making California the fifth largest economy in the world. The unemployment rate in California grew to a peak of 16.0% in April 2020, but fell to 9.3% as of December 2020. Employment in some of California’s largest industries, including trade, transportation, and utilities, education and health services, and professional and business services, declined by 3.7%, 4.7%, and 5.4%, respectively, throughout 2020.
The Governor released his proposed budget for fiscal year 2020-21 on January 10, 2020 (“2020-21 Governor’s Budget”). The 2020-21 Governor’s Budget focuses on addressing two persistent problems facing California: risks caused by climate change and reducing the homeless population the increase in people living on the streets that affects communities throughout the State. The 2020-21 Governor’s Budget projects that General Fund revenues and transfers will be $151.6 billion and expenditures will be $153.1 billion. The 2020-21 Governor’s Budget projects that the State will begin fiscal year 2021-22 with a surplus of $5.2 billion.
According to the Legislative Analyst’s Office (“LAO”), California’s nonpartisan fiscal and policy advisor, the 2020-21 Governor’s Budget does not continue the State Legislature’s trend of allocating a sizeable portion of the available surpluses to building more discretionary reserves. According to the LAO, the 2020-21 Governor’s Budget provides for allocating approximately $2.6 billion of the budget surplus to one-time spending proposals. The LAO observed that while the State continues to enjoy a healthy fiscal situation, despite its positive near-term picture, the State’s multiyear outlook is subject to considerable uncertainty. In particular, the LAO notes, the State’s fiscal situation in the coming years is sensitive to federal decisions around healthcare financing.
In early 2020, California was significantly impacted by a pandemic, which had a substantially adverse effect on the health of the population and economic activity. Job losses and business closures caused by the fiscal challenges arising from the outbreak of COVID-19 had a significant adverse impact on California’s revenue. The revenue drop combined with increased costs to help address COVID-19 health challenges resulted in a $54.3 billion budget shortfall. The Budget Act signed into law in June 2020 (“2020-21 Enacted Budget”) sought to address the shortfall through the use of existing reserves, special fund borrowing, deferrals, cancelled program expansions, and trigger reductions, among other solutions. The 2020-21 Enacted Budget projected to end fiscal year 2020-21 with a $5.8 billion General Fund reserve. General Fund revenues and transfers for fiscal year 2020-21 were projected at $137.7 billion, an increase of $94 million or 0.1% compared with revised estimates for fiscal year 2019-20. General Fund expenditures for fiscal year 2020-21 were projected at $133.9 billion, a decrease of $13.0 billion or 8.9% compared to the previous year.
The Governor released his proposed budget for fiscal year 2021-22 on January 8, 2021 (“2021-22 Governor’s Budget”). The 2021-22 Governor’s Budget focuses on supporting and expediting the State’s health and economic recovery from the crisis caused by COVID-19. The 2021-22 Governor’s Budget projects that General Fund revenues and transfers will be $158.4 billion (a decline of 2.7% relative to the prior year) and expenditures will be $164.5 billion (an increase of 5.5% relative to the prior year). The 2021-22 Governor’s Budget projects that the State will begin fiscal year 2022-23 with a surplus of $6.1 billion.
The LAO Report on the 2021-22 Governor’s Budget stated that although the Governor’s immediate action proposals template challenging timelines, the immediate action items would generally benefit the State. The LAO Report cautioned that the 2021-22 Governor’s Budget should complement, rather than duplicate, federal efforts contemplated in the Consolidated Appropriations Act of 2021, which contains approximately $900 billion in federal stimulus. The LAO Report also encouraged the legislature to take steps toward restoring budget reserves that were used in fiscal year 2020-21 to help address COVID-19.
Moody’s, S&P and Fitch Ratings, Inc. (“Fitch”) assign ratings to California’s long-term general obligation bonds, which represent their opinions as to the quality of the municipal bonds they rate. As of April 7, 2021, California’s general obligation bonds were assigned ratings of Aa2, AA- and AA by Moody’s, S&P and Fitch, respectively. The ratings agencies continue to monitor the State’s budget deliberations closely to determine whether to alter the ratings. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may affect the market price of the State municipal obligations in which a Portfolio invests.
The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.
Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.
Additionally, California lies within an active geologic region that is subject to major seismic activity, which could result in increased frequency and severity of natural disasters, most notably, earthquakes, wildfires, mudslides, and droughts. Such events have, in the past, resulted in significant disruptions to the California economy and required substantial expenditures from the state government. Over the past several years, California has experienced unprecedented draught and wildfire activity with increases in the number and severity of wildfires. Ten of the most destructive fires have occurred since 2015. The draught and wildfires have significantly impacted California’s economy, and there can be no guarantee that future wildfires would not have an equally detrimental effect on California’s economy or environment.
New York. To the extent a Portfolio invests in municipal bonds issued by New York issuers, it may be particularly affected by political, economic or regulatory developments affecting the ability of New York tax exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York (as used in this section, the “State” or “New York”) and is derived from sources that are generally available to investors, including the New York State Division of the Budget and the New York City Office of Management and Budget. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by a Portfolio, and a Portfolio assumes no responsibility for the completeness or accuracy of such information. In addition, as a result of the severe market volatility and economic downturn following the outbreak of COVID-19, the economic circumstances in New York may change negatively and more rapidly than usual, and New York may be less able to maintain up-to-date information for the public. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York City (as used in this section, the “City” or “New York City”) and State agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.
Relative to other states, New York has for many years imposed a very high state and local tax burden on residents. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside of, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic, environmental and political factors as well as natural disasters, epidemics, pandemics, and social unrest. For example, the securities industry is more central to New York’s economy than to the national economy, therefore any significant decline in stock market performance could adversely affect the State’s income and employment levels. Furthermore, such financial, social, economic, environmental and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.
The fiscal stability of New York is related to the fiscal stability of the State’s municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. In the event that New York City or any of its agencies or authorities suffers serious financial difficulty, then the ability of the State, New York City, and the State’s political subdivisions, agencies and authorities to obtain financing in the public credit markets, and the market price of outstanding New York tax exempt securities, may be adversely affected.
State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the Federal government may create budget gaps for the State. Moreover, even an ostensibly balanced budget may still contain several financial risks. These risks include the impact of broad economic factors, additional spending needs, revenues that may not materialize and proposals to reduce spending or raise revenues that have been previously rejected by the Legislature. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact such proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities may issue bonds and notes within the amounts and restrictions set forth in their respective legislative authorization.
Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels; charges for electric power, electric and gas utility services; rentals charged for housing units and charges for occupancy at medical care facilities. Since the State has no actual or contingent liability for the payment of this type of public authority indebtedness, it is not classified as either State-supported debt or State-related debt. Some authorities, however, receive monies from State appropriations to pay for the operating costs of certain programs. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities in order to secure the payment of debt service on their revenue bonds and notes. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance.
Over the near and long term, New York and New York City may face economic problems. New York City accounts for a large portion of the State’s population and personal income, and New York City’s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.
New York has been adversely impacted by the health-related and economic effects of the COVID-19 pandemic. Financial efforts to respond to and mitigate the spread of COVID-19 have had a severe negative impact on the national and New York economies and triggered a historic drop and ongoing volatility in the markets. These efforts are expected to result in significant declines in state revenues from recent levels, as well as increased expenditures required to manage and mitigate COVID-19’s impact. The State has, and is expected to continue to, incur substantial direct costs in responding to COVID-19. These costs include, but are not limited to, vaccinations, the purchase of personal protective equipment and medical and sanitation supplies; emergency facilities; testing and contact tracing; housing and food assistance; reopening expenses; and certain personnel and telework expenses.
To help address the public health and economic impact of COVID-19, the federal government passed the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), which provided for approximately $2.2 trillion in disaster relief. Among other things, the CARES Act established the Coronavirus Relief Fund (the “CRF”), of which New York has received approximately $5.1 billion. In March 2021, the American Rescue Plan was signed into law, which provides an additional $350 billion in emergency funding for state, local, territorial, and Tribal governments. It is not presently possible to predict whether the CRF and American Rescue Plan funds allocated to New York will be sufficient to address its economic challenges. The rate and level at which the federal government has taken on new debt could have a negative impact on its fiscal health, which could lead to prolonged challenges for the respective economies. A failure by New York to meet its debt obligations could lead to a significant decline in the value, liquidity, and marketability of Portfolio investments.
In January 2020, the State’s Division of Budget (“DOB”) issued an Executive Budget Financial Plan related to the Governor’s proposed budget for fiscal year 2020 (“FY 2021 Proposed Budget”). The FY 2021 Executive Budget authorized gap-closing plan consists of approximately $2.5 billion in savings from spending control, including a $1.8 billion reduction in local assistance spending. The budget gap represents the difference between: (a) the projected General Fund disbursements, including transfers to other funds, needed to maintain anticipated service levels and specific commitments; and (b) the expected level of resources to pay for them.
The budget for fiscal year 2020-21 (“2020-21 Enacted Budget”) was adopted on April 2, 2020, in rapidly deteriorating economic and public health conditions. In negotiations, the Governor and the New York Legislature (“Legislature”) agreed that timely budget adoption was essential for pandemic response efforts and continuity of operations, but that rewriting the Executive Budget assumptions to address the evolving situation was neither feasible nor advisable given the uncertainties and the possibility of significant unrestricted Federal aid. The 2020-21 Enacted Budget therefore generally authorizes spending limits near the level proposed in the Financial Plan for the 2020-21 Executive Budget.
In awareness that fiscal year 2020-21 collections from taxes and other receipts are likely to fall materially below the level needed to fund authorized disbursements, the 2020-21 Enacted Budget grants the Budget Director (“Director”) the authority to reduce aid-to-localities appropriations and disbursements by any amount needed to achieve a balanced budget, as estimated by DOB. In addition, the Director is authorized to withhold and reduce specific local aid payments during the fiscal year. The budget is deemed out of balance for the fiscal year, and the Director’s powers are activated, if actual tax receipts are less than 99 percent of estimated tax receipts, or actual disbursements are more than 101 percent of estimated disbursements, as measured at three points during the year (April 1-30, May 1-June 30, and July 1-December 31).
Estimated total General Fund receipts for the 2020-21 Enacted Budget are projected to be $70.9 billion for fiscal year 2021, an annual decrease of $8.3 billion, or 10.4%, from fiscal year 2020 results. These receipts consisted of $41.6 billion in personal income tax revenues (a decreaseof $8.9 billion, or 17.6%, from fiscal year 2020 results), $12.0 billion in consumption/use tax receipts (a decrease of $2.2 billion, or 15.7%, from fiscal year 2020 results) and $6.5 billion in business tax receipts (an increase of $136 million, or 2.1%, from fiscal year 2020 results). Against these revenues and transfers, the 2020-21 Enacted Budget included General Fund disbursements of approximately $73.2 billion, an annual decrease of $4.3 billion, or 5.6%, from fiscal year 2020 results.
On January 19, 2021, the Governor submitted his initial proposed budget to the state legislature (“2021-22 Governor’s Budget”). The 2021-22 Governor’s Budget projects $80.5 billion in revenue, an annual increase of

$7.4 billion, or 10.1%, from fiscal year 2021 projections. These receipts are expected to consist of $50.8 billion in personal income tax revenues (an increase of $8.3 billion from fiscal year 2021 projections), $13.4 billion in consumption/use tax receipts (an increase of $909 million, or 7.3%, from fiscal year 2021 projections), and $6.0 billion in business tax revenue (an increase of $98 million, or 1.7%, from fiscal year 2021 projections). Against these revenues, the 2021-22 Governor’s Budget calls for $82.0 billion in expenditures, an annual increase of $7.2 billion, or 9.6%.
The State has experienced a number of natural disasters in recent years, for which the State has received, and anticipates further receipt of, Federal disaster aid. However, there can be no assurance that anticipated Federal disaster aid will be provided to the State, or that such Federal disaster aid, if provided, will be for the full amount estimated or on the timeline expected.
The State’s economy continues to face significant risks, including, but not limited to, the effects of: national and international events; climate change, extreme weather events and other natural disasters; pandemics; ongoing financial instability in the Euro Zone; major terrorist events; hostilities or war; social unrest; changes in international trade policies, consumer confidence, oil supplies and oil prices; cyber security attacks; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts; and shifts in monetary policy affecting interest rates and the financial markets.
Following a substantial increase in unemployment throughout New York in 2020, the State projects total nonfarm employment growth of 2.7% for 2021, with private sector growth of 6.2% for 2021. While the State projects that wages will decline by 3.4% for 2021, total personal income growth of 5.5% is projected for the year. The State’s unemployment rate reached its peak of 16.2% in April 2020 but had fallen to 8.8% as of January 2021. The State’s unemployment rate was above the national average of 6.3% in January 2021.
New York City is the largest city in the U.S., and has a complex, varied and aging infrastructure. The City has more school buildings, firehouses, health facilities, community colleges, roads and bridges, libraries, and police precincts than any other city in the country. Notably, New York City was the center of New York’s initial COVID-19 outbreak in 2020, which had a severe adverse impact on the City’s financial health. Since the outbreak of COVID-19, the unemployment rate in the City has increased from 4.1% in March 2020 to 20.3% in June 2020, and ended 2020 at 11.4%. The unexpected increase in expenses to address COVID-19 as well as reduced revenues from declining tax collections has negatively affected the City’s cash flow and increased pressure on its budget.
New York City’s general debt limit, as provided in the New York State Constitution, is 10 percent of the five-year rolling average of the full value of taxable City real property. As of June 30, 2020, the City’s total debt-incurring power under the general debt limit was approximately $116.27 billion, and the net debt-incurring power was approximately $45.8 billion. The City’s general obligation debt outstanding was approximately $38.8 billion as of June 30, 2020. After including contract and other liability and adjusting for appropriations, the City’s indebtedness that is counted toward the debt limit totaled approximately $79.2 billion as of June 30, 2020.
In addition to general obligation bonds, the City maintains several additional credits, including bonds issued by the New York City Transitional Finance Authority (“NYCTFA”) and Tobacco Settlement Asset Securitization Corporation (“TSASC”). At the end of fiscal year 2020, NYCTFA debt backed by personal income tax revenues accounted for approximately $40.7 billion of debt. In July 2009, the State Legislature granted NYCTFA the authority to issue additional debt up to $13.5 for general capital purposes. The City exhausted the $13.5 billion bonding limit in fiscal year 2007. In July 2009, the State Legislature authorized TFA to issue debt beyond the $13.5 billion limit. However, this additional borrowing is subject to the City’s general debt limit. Thus, additional borrowing above the $13.5 billion limit is secured by personal income tax revenues and counted under the City’s general debt limit. In addition to this capacity, the NYCTFA is authorized to issue up to $9.4 billion of Building Aid Revenue Bonds (BARBs) for education purposes. As of June 30, 2020, excluding amortization, approximately $8.3 billion of these bonds have been issued. Debt service for these bonds is supported by building aid payments the City receives from the State. At the end of fiscal year 2020, TSASC debt totaled approximately $1.0 billion.
As of April 7, 2021 New York State’s general obligation bonds are rated AA+, Aa2, and AA+ by S&P, Moody’s and Fitch, respectively. As of April 7, 2021, New York City’s general obligation debt was rated AA, Aa2, and AA- by S&P, Moody’s, and Fitch, respectively. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Portfolio invests.
Puerto Rico. Because a Portfolio may invest in municipal securities issued by Puerto Rico, it may be particularly affected by political, economic, environmental, social, regulatory or restructuring developments affecting the ability of Puerto Rican municipal issuers to pay interest or repay principal. In addition, as a result of the ongoing financial challenges faced by Puerto Rico, including those following the outbreak of COVID-19, the Commonwealth’s economic circumstances may change negatively and more rapidly than usual, and the Commonwealth may be less able to maintain up-to-date information for the public.
During the last recession, the Commonwealth of Puerto Rico (“Commonwealth” or “Puerto Rico”) experienced a significant economic downturn. Few signs of improvement have appeared, and any recovery may be slow as the Commonwealth continues to face significant fiscal challenges, including substantial underfunding of the Commonwealth’s retirement systems, sizeable debt service obligations, and a high level of unemployment. Moreover, the high level of public debt in the Commonwealth affects long-term growth prospects and could cause the Commonwealth to experience additional financial hardship. The amount of its outstanding public debt will make it difficult for Puerto Rico to make full repayment. Certain issuers of Puerto Rico municipal securities have failed to make payments on obligations that have come due, and additional missed payments and defaults may occur in the future. These financial challenges have been compounded by two hurricanes that impacted the Commonwealth in 2017 and a series of earthquakes in December 2019 and January 2020, which caused more than $80 billion and $200 million in damage, respectively, as well as increased costs and declining revenues following the outbreak of COVID-19 in 2020. As a result of these and other factors, the Commonwealth is facing significant budget shortfalls and the most severe fiscal crisis that it has endured in decades.
On June 30, 2016, the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) was signed into law by President Obama. PROMESA established a federally-appointed oversight board (the “Oversight Board”) to oversee the Commonwealth’s financial operations and allows the Commonwealth and its instrumentalities, with approval of the Oversight Board, to file cases to restructure debt and other obligations in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. Title III petitions were filed for, among others, the Commonwealth, the Puerto Rico Sales Tax Financing Corporation, and the Puerto Rico Electric Power Authority, three of the largest issuers of Commonwealth debt. It is possible that petitions under Title III or other provisions of PROMESA, including Title VI, for additional Commonwealth instrumentalities will be filed in the future. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority in the levels and priorities of payment from the affected entities. As of the date of this Statement of Additional Information, negotiations between Puerto Rico and its instrumentalities and their respective creditors to restructure outstanding debt obligations remain ongoing, and it is not possible to predict whether Puerto Rico and its instrumentalities will be able to come to similar agreements with other creditors.
There can be no assurances that the Commonwealth will not continue to face severe fiscal stress or that such circumstances will not become even more difficult in the future. Furthermore, there can be no guarantee that future developments will not have a materially adverse impact on the Commonwealth’s finances. Any further deterioration in the Commonwealth’s financial condition may have a negative effect on the payment of principal and interest, the marketability, liquidity or value of the securities issued by the Commonwealth, which could reduce the performance of a Portfolio.
The Commonwealth has faced a number of significant fiscal challenges, including a structural imbalance between its General Fund revenues and expenditures. Such challenges contributed to the passage of PROMESA, which established the Oversight Board and empowered it to approve Puerto Rico’s fiscal plans and budgets. The Oversight Board is comprised of seven members appointed by the President who are nominated through a bipartisan selection process. The budget process requires the Oversight Board, the Governor, and the Commonwealth’s Legislative Assembly to develop a budget that complies with the fiscal plan developed by the Oversight Board and Governor.
Investors should be aware that Puerto Rico relies heavily on transfers from the federal government related to specific programs and activities in the Commonwealth. These transfers include, among others, entitlements for previously performed services, or those resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare and U.S. Civil Service retirement pensions, as well as grants such as Nutritional Assistance Program grants and Pell Grant scholarships for higher education. There is considerable uncertainty about which federal policy changes may be enacted in the coming years and the economic impact of those changes. Due to the Commonwealth’s dependence on federal transfers, any actions that reduce or alter these transfers may cause increased fiscal stress in Puerto Rico, which may have a negative impact on the value of the Commonwealth’s municipal securities.
The Commonwealth’s retirement systems, which include the Employees Retirement System, the Teachers Retirement System, and the Judiciary Retirement System, are severely underfunded and are projected to deplete their assets in the near future. As of the end of fiscal year 2016, the pension systems reported a net pension liability of approximately $44.9 billion. In 2017, the Legislative Assembly enacted laws to reform the operation and funding of the Pension Systems, which eliminated employer contributions. The Commonwealth’s pension systems operate on a “pay-as-you-go” basis, and the General Fund has assumed any payments that the pension systems could not make. As a result, the Commonwealth may have fewer resources funding for other priorities, including payments on its outstanding debt obligations. Alternatively, the Commonwealth may be forced to raise revenue or issue additional debt. Either outcome could increase the pressure on the Commonwealth’s budget, which could have an adverse impact on a Portfolio’s investments in Puerto Rico.
As of May 30, 2018, the Commonwealth’s consolidated outstanding debt and pension liabilities have grown to over $120 billion, with more than $70 billion in financial debt and more than $50 billion in pension liabilities. In 2017, the Oversight Board filed petitions pursuant to Title III of PROMESA in federal court on behalf the Commonwealth and certain of its instrumentalities, including the Puerto Rico Sales Tax Financing Corporation (“COFINA”), the Employee Retirement System, the Puerto Rico Highways and Transportation Authority, and the Puerto Rico Electric Power Utility (“PREPA”), to begin proceedings to restructure their outstanding debt. As a result of these petitions, the ability of the creditors of the Commonwealth and its instrumentalities that have filed for Title III to take action with respect to outstanding obligations has been temporarily stayed. The judge assigned to oversee the Title III proceedings initiated a confidential mediation process administered by five federal judges. In addition, the judge has concurrently overseen legal proceedings related to the Title III petitions and mediation, including litigation related to a proposed loan from the Commonwealth to PREPA and whether COFINA bonds were validly issued under the Commonwealth’s constitution.
With respect to the ongoing litigation between the Commonwealth and COFINA, agents for the Commonwealth and COFINA reached an agreement in principle on June 7, 2018, to share sales and use tax revenue and the Pledged Sales Tax Base Amount. The Oversight Board and the COFINA bondholders reached an agreement in August 2018 to restructure the COFINA bonds into a new issuance of bonds. Under the agreement, the senior and junior COFINA bondholders would be entitled to recover specified percentages of the value of their original investments. This agreement is subject to approval by the judge overseeing COFINA’s Title III proceedings. On October 19, 2018, the Oversight Board filed a proposed Plan of Adjustment for COFINA (which is based both on the settlement between COFINA and the Commonwealth regarding ownership of the sales tax and the agreement with the COFINA bondholders) and a proposed Disclosure Statement to be utilized in connection with solicitations to approve the Plan of Adjustment. The judge overseeing the Title III proceedings approved the Disclosure Statement on November 20, 2018 and the Plan of Adjustment on February 4, 2019. The Plan of Adjustment restructures approximately $17.0 billion of COFINA debt and provides the Commonwealth with an average annual savings of $456 million through 2057, an overall savings of approximately 32%.
With respect to PREPA’s Title III proceeding, a preliminary agreement has been reached between the PREPA bondholders, on one side and PREPA, the Oversight Board, and Fiscal Agency and Financial Advisory Authority, on the other side, to restructure the outstanding PREPA bonds. Under the preliminary agreement, PREPA’s obligations with respect to outstanding bonds would be reduced by up to 32.5%. The preliminary agreement is subject to review by the judge overseeing PREPA’s Title III proceedings, and it is not presently possible to predict whether the agreement will be finalized.
In addition to the litigation described above, the Commonwealth, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the Commonwealth might require the Commonwealth to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the Commonwealth to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a Portfolio’s investments.
The 2020 fiscal plan was certified by the Oversight Board on May 27, 2020 (“2020 Fiscal Plan”). The 2020 Fiscal Plan forecasts that the Commonwealth’s economy would shrink by 4.0% during 2020, due largely to the economic effects of COVID-19. The 2020 Fiscal Plan projects a limited recovery of 0.5% in fiscal year 2021 but negative growth in subsequent fiscal years. In addition, the 2020 Fiscal Plan predicts that the Commonwealth’s inflation rate will rise steadily to 1.2% by fiscal year 2025. The 2020 Fiscal Plan contemplates approximately $83 billion in disaster relief, from both federal aid and private sources, to address damage caused by recent natural disasters and COVID-19. On June 30, the budget for fiscal year 2021 was certified. The fiscal year 2021 budget provides for $10.2 billion in revenues. Against these revenues, the budget provides General Fund expenditures of approximately $10 billion. Allocations in the fiscal year 2021 budget to education, health care, and economic development were approximately $2.0 billion, $937 million, and $1.2 billion, respectively.
In September 2017, two successive hurricanes — Irma and Maria — caused severe damage to Puerto Rico. Hurricane Irma passed to the north of the Commonwealth, but Hurricane Maria made direct landfall, and the damage caused by both storms was extensive. The Commonwealth’s infrastructure was severely damaged by high winds and substantial flooding, including damage to the Commonwealth’s water, power, and telecommunications infrastructure, and resulted in more than 1 million people losing power. Current estimates suggest that Hurricane Maria caused approximately $80 billion in damage and has caused a real decline in gross national product in the year following the storms. In February 2018, Congress appropriated approximately $90 billion for disaster recovery efforts for areas affected by the hurricanes, including approximately $11 billion to Puerto Rico. In addition, while the Commonwealth’s population has declined every year since 2013, the trend was accelerated after the damage caused by Hurricanes Irma and Maria displaced residents.
In late December 2019 and January 2020, a series of earthquakes, including a magnitude 6.4 earthquake—the strongest to hit the island in more than a century—caused an estimated $200 million in damage. The aftershocks from these earthquakes may continue for years, and it is not currently possible to predict the extent of the damage that could arise from any aftershocks. The length of time needed to rebuild Puerto Rico’s infrastructure is unclear, but could amount to years, during which the Commonwealth is likely to be in an uncertain economic state. The full extent of the natural disaster’s impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate, but is expected to have substantially adverse effects on Puerto Rico’s economy. In addition to diverting funds to relief and recovery efforts, Puerto Rico is expected to lose substantial revenue as a result of decreased tourism and general business operations. There can be no assurances that Puerto Rico will receive the necessary aid to rebuild from the damage caused by the hurricanes or earthquakes or that future catastrophic weather events or natural disasters will not cause similar damage.
In addition, in early 2020, Commonwealth was significantly impacted by a pandemic, which had a substantially adverse effect on the health of the population and economic activity. In March 2020, the Oversight Board authorized the Commonwealth to implement a $787 million relief package to fight the pandemic and its economic impacts, of which $500 million was incremental new spending made available through a special appropriation. Any reduction in the Commonwealth’s revenues as a result of the pandemic could have a negative ability on the Commonwealth to meet its debt service obligations, including with respect to debt held by a Portfolio. Further, Congress passed the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) in March 2020, which provided for approximately $2.2 trillion in disaster relief. Among other things, the CARES Act established the Coronavirus Relief Fund (“CRF”), from which Puerto Rico has received $2.2 billion. In March 2021, the American Rescue Plan was signed into law, which provides an additional $350 billion in emergency funding for state, local, territorial, and Tribal governments, including $4.5 billion specifically for relief to U.S. territories. It is not presently possible to predict whether the CRF and American Rescue Plan funds allocated to the Commonwealth will be sufficient to address its economic challenges. The rate and level at which the federal government and the Commonwealth have taken on new debt could have a negative impact on their fiscal health, which could lead to prolonged challenges for their respective economies. A failure by Puerto Rico to meet its debt obligations could lead to a significant decline in the value, liquidity, and marketability of Portfolio investments
The damage caused by Hurricanes Irma and Maria, the earthquakes and aftershocks, and the pandemic is expected to have substantially adverse effects on the Commonwealth’s economy. In addition to diverting funds to relief and recovery efforts, the Commonwealth is expected to lose revenue as a result of decreased tourism and general business operations. There can be no assurances that the Commonwealth will receive the necessary aid to rebuild from the damage caused by Hurricanes Irma and Maria, the earthquakes and aftershocks, and the pandemic, and it is not currently possible to predict the long-term impact that these and other natural disasters or public health emergencies will have on the Commonwealth’s economy. All these developments have a material adverse effect on the Commonwealth’s finances and negatively impact the payment of principal and interest, the marketability, liquidity and value of securities issued by the Commonwealth that are held by a Portfolio. Moreover, future weather events, natural disasters, or public health emergencies could negatively impact Puerto Rico’s ability to resolve ongoing debt negotiations.
As of April 7, 2021, Puerto Rico’s general obligation debt was assigned a credit rating of Ca by Moody’s and D by Fitch. In 2018, S&P discontinued their unenhanced ratings of Puerto Rico’s general obligation debt. As a result, general obligation bonds issued by Puerto Rico are currently considered below-investment-grade securities. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the Commonwealth and its political subdivisions, instrumentalities, and authorities.
Mortgage-Related and Other Asset-Backed Securities
The Portfolios may invest in mortgage-related securities, and in other asset-backed securities (“ABS”) (whether or not related to mortgage loans) that are offered to investors currently or in the future. FISH: Series M will ordinarily invest a substantial amount of its assets in these securities and may invest without limit in these securities. FISH: Series C and FISH: Series LD may also invest without limit in these securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Such mortgage loans may include non-performing loans, which are loans considered in default or close to default, and reperforming loans (“RPLs”), which are loans that have previously been delinquent but are current at the time securitized. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or ABS in which the Portfolios invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Portfolio to utilize these instruments successfully may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. See “Mortgage Pass-Through Securities” below. The Portfolios may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”), and in other types of mortgage-related and ABS. The Portfolios may invest in any level of the capital structure of an issuer of mortgage-backed or ABS, including the equity or “first loss” tranche.
Through investments in mortgage-related securities, including those that are issued by private issuers, the Portfolios may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called “special purpose vehicles” or “SPVs”) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.
The financial downturn of the late 2000s adversely affected the market for mortgage-related securities. The downturn saw dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. Between 2008 and 2009, the market for mortgage-related securities (and other ABS) was particularly adversely impacted by, among other factors, the failure of certain large financial institutions and the events leading to the conservatorship and the control by the U.S. Government of FNMA and FHLMC, as described below. These events, coupled with the general economic downturn, resulted in a substantial level of uncertainty in the financial markets, particularly with respect to mortgage-related investments. There is no assurance that the U.S. Government would take similar or further action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that a Portfolio could realize losses on mortgage-related securities.

Mortgage Pass-Through Securities.   Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Adjustable rate mortgage-related and other ABS are also subject to some interest rate risk. For example, because interest rates on most adjustable rate mortgage- and other ABS only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the market value of these securities, including declines in value as interest rates rise. In addition, to the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.
The residential mortgage market in the United States has experienced in the past, and could experience in the future, difficulties that may adversely affect the performance and market value of certain of the Portfolio’s mortgage-related investments. Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods. A decline in or flattening of housing values may exacerbate such delinquencies and losses on residential mortgages. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. As a result of the 2008 financial crisis, a number of residential mortgage loan originators experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements caused limited liquidity in the secondary market for certain mortgage-related securities, which adversely affected the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could recur or worsen in the future.
Agency Mortgage-Related Securities.   The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“Fannie Mae” or “FNMA”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.
FNMA and FHLMC also securitize RPLs. For example, in FNMA’s case, the RPLs are single-family, fixed rate RPLs that generally were previously placed in a mortgage-backed securities trust guaranteed by FNMA, purchased from the trust by FNMA and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e., performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, FNMA follows certain criteria related to length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things. FNMA may include different loan structures and modification programs in the future.
On September 6, 2008, the FHFA placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.
In connection with the conservatorship, the United States Department of the Treasury (the “U.S. Treasury”) entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred securities and warrants to purchase 79.9% of each enterprise’s common stock. In February 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.
FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.
FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.
In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.
Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
FHFA and the White House have made public statements regarding plans to consider ending the conservatorships of FNMA and FHLMC. In the event that FNMA and FHLMC are taken out of conservatorship, it is unclear how the capital structure of FNMA and FHLMC would be constructed and what effects, if any, there may be on FNMA’s and FHLMC’s creditworthiness and guarantees of certain mortgage-backed securities. It is also unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock Programs. Should FNMA’s and FHLMC’s conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to a Portfolio.
In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing a uniform mortgage-backed security (“UMBS”) in place of their current offerings of to-be-announced (“TBA”)-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.
Government-Sponsored Enterprise (“GSE”) Credit Risk Transfer Securities and GSE Credit-Linked Notes.   GSE credit risk transfer securities are notes issued directly by a GSE, such as FNMA or FHLMC, and GSE credit-linked notes are notes issued by a special purpose vehicle (“SPV”) sponsored by a GSE. Investors in these notes provide credit protection for the applicable GSE’s mortgage-related securities guarantee obligations. In this regard, a noteholder receives compensation for providing credit protection to the GSE and, when a specified level of losses on the relevant mortgage loans occurs, the principal balance and certain payments owed to the noteholder may be reduced. In addition, noteholders may receive a return of principal prior to the stated maturity date reflecting prepayment on the underlying mortgage loans and in any other circumstances that may be set forth in the applicable loan agreement. The notes may be issued in different tranches representing the issuance of different levels of credit risk protection to the GSE on the underlying mortgage loans and the notes are not secured by the reference mortgage loans.
GSE Credit Risk Transfer Securities Structure. In this structure, the GSE receives the note sale proceeds. The GSE pays noteholders monthly interest payments and a return of principal on the stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans.
GSE Credit-Linked Notes Structure. In this structure, the SPV receives the note sale proceeds and the SPV’s obligations to the noteholder are collateralized by the note sale proceeds. The SPV invests the proceeds in cash or other short-term assets. The SPV also enters into a credit protection agreement with the GSE pursuant to which the GSE pays the SPV monthly premium payments and the SPV compensates the GSE for covered losses on the reference mortgage loans. The SPV pays noteholders monthly interest payments based on the premium payments paid by the GSE and the performance on the invested note sale proceeds. The noteholders also receive a return of principal on a stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans paid by the SPV or the GSE.
Risks Related to GSE Credit Risk Transfer Securities and GSE Credit-Linked Notes. GSE credit risk transfer securities are general obligations issued by a GSE and are unguaranteed and unsecured. GSE credit-linked notes are similar, except that the notes are issued by an SPV, rather than by a GSE, and the obligations of the SPV are collateralized by the note proceeds as invested by the SPV, which are invested in cash or short-term securities. Although both GSE credit risk transfer securities and GSE credit-linked notes are unguaranteed, obligations of an SPV are also not backstopped by the Department of Treasury or an obligation of a GSE.
The risks associated with these investments are different than the risks associated with an investment in mortgage-backed securities issued by GSEs or a private issuer. If a GSE fails to pay principal or interest on its credit risk transfers or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfers will have no direct recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to noteholders. As a result, there can be no assurance that losses will not occur on an investment in GSE credit risk transfer securities or GSE credit-linked notes and Portfolios investing in these instruments may be exposed to the risk of loss on their investment. In addition, these investments are subject to prepayment risk.
In the case of GSE credit-linked notes, if a GSE fails to make a premium or other required payment to the SPV, the SPV may be unable to pay a noteholder the entire amount of interest or principal payable to the noteholder. In the event of a default on the obligations to noteholders, the SPV’s principal and interest payment obligations to noteholders will be subordinated to the SPV’s credit protection payment obligations to the GSE. Payment of such amounts to noteholders depends on the cash available in the trust from the loan proceeds and the GSE’s premium payments.
Any income earned by the SPV on investments of loan proceeds is expected to be less than the interest payments amounts to be paid to noteholders of the GSE credit-linked notes and interest payments to noteholders will be reduced if the GSE fails to make premium payments to the SPV. An SPV’s investment of loan proceeds may also be concentrated in the securities of a few number of issuers. A noteholder bears any investment losses on the allocable portion of the loan proceeds.
An SPV that issues GSE credit-linked notes may fall within the definition of a “commodity pool” under the Commodity Exchange Act. Certain GSEs are not registered as commodity pool operators in reliance on CFTC no-action relief, subject to certain conditions similar to those under CFTC Rule 4.13(a)(3), with respect to the operation of the SPV. If the GSE or SPV fails to comply with such conditions, noteholders that are investment vehicles, such as the Portfolios, may become ineligible to claim an exclusion from CFTC regulation, to the extent they are currently eligible to claim the exclusion. These Portfolios may consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation, which could cause such a Portfolio to incur increased costs.
Privately Issued Mortgage-Related (Non-Agency) Securities.   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Portfolios’ investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Portfolio’s quality standards. Securities issued by certain private organizations may not be readily marketable. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Portfolio’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
The Portfolios may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Portfolio) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Portfolio) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms. To the extent third party entities involved with privately issued mortgage-related securities are involved in litigation relating to the securities, actions may be taken that are adverse to the interests of holders of the mortgage-related securities, including the Portfolio. For example, third parties may seek to withhold proceeds due to holders of the mortgage-related securities, including the Portfolio, to cover legal or related costs. Any such action could result in losses to the Portfolio.
Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to a Portfolio’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. The assets underlying privately-issued mortgage-related securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
The Adviser seeks to manage the portion of any Portfolio’s assets committed to privately issued mortgage-related securities in a manner consistent with the Portfolio’s investment objective, policies and overall portfolio risk profile. In determining whether and how much to invest in privately issued mortgage-related securities, and how to allocate those assets, the Adviser will consider a number of factors. These include, but are not limited to: (1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type (e.g., for residential: First Lien - Jumbo/Prime, First Lien - Alt-A, First Lien - Subprime, First Lien - Pay-Option or Second Lien; for commercial: Conduit, Large Loan or Single Asset / Single Borrower); and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause privately issued mortgage-related securities to have differing primary economic characteristics and distinguishable risk factors and performance characteristics.
Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC, and their income streams.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-backed securities or ABS.
CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Portfolio, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Portfolio’s diversification tests. As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Portfolios may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Portfolio’s investment objectives and policies, the Adviser may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches.
FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.
If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.
Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.
Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or ABS.
Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBSs”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is GNMA.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events. Additionally, there can be no assurance that service providers to reverse mortgage trusts (“RMTs”) will diligently and appropriately execute their duties with respect to servicing such trusts. As a result, investors (which may include the Portfolios) in notes issued by RMTs may be deprived of payments to which they are entitled. This could result in losses to the Portfolios. Investors, including the Portfolios, may determine to pursue negotiations or legal claims or otherwise seek compensation from RMT service providers in certain instances. This may involve the Portfolios incurring costs and expenses associated with such actions.
CMO Residuals.  CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of SMBSs. See “Stripped Mortgage-Backed Securities” below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to SMBSs, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
Adjustable Rate Mortgage-Backed Securities.  Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Portfolio, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Stripped Mortgage-Backed Securities.  SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBSs will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Payment In-Kind Securities.  Payment in-kind securities (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.
Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations.  The Portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of ABS. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk, and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that a Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) the investment return achieved by the Portfolio could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Other Asset-Backed Securities.  Other ABS (unrelated to mortgage loans) may be purchased by the Portfolios. ABS are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.
Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Additionally, the value of ABS is subject to risks associated with the servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment. Several types of ABS are offered to investors, including Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.
Consistent with a Portfolio’s investment objective and policies, the Portfolio also may invest in other types of ABS. Other ABS may be collateralized by the fees earned by service providers. The value of ABS may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.
Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of ABS. Any such action would likely adversely impact the value of such securities.
Inflation-Indexed Bonds
The Portfolios may invest in inflation-indexed bonds. FISH: Series R may invest a substantial portion of its assets in these securities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5%

semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Portfolio may also invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign (non-U.S.) government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign (non-U.S.) inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign (non-U.S.) country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Bank Obligations
Bank obligations in which the Portfolios may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. A Portfolio may limit investments in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits). Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.
Subject to each Portfolio’s limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, as described in the “Investment Restrictions” section below, there is no additional limitation on the amount of a Portfolio’s assets, other than those of FISH: Series TE, which may be invested in obligations of foreign banks which meet the conditions set forth herein.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.
Bank Capital Securities
Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of common and non-cumulative preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred securities, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date. Subject to certain regulatory requirements, both Tier I and Tier II securities may include trust preferred securities. As a general matter, trust preferred securities are being phased out as Tier I and Tier II capital of banking organizations unless they qualify for grandfather treatment.
Loans and Other Indebtedness, Loan Participations and Assignments
Each Portfolio may purchase indebtedness and participations in commercial loans, as well as interests and/or servicing or similar rights in such loans. Such instruments may be secured or unsecured and may be newly-originated (and may be specifically designed for a Portfolio). Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public whereas indebtedness may not be a security and may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations that a Portfolio may acquire may not be rated by any nationally recognized rating service. A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Portfolio were determined to be subject to the claims of the agent bank’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio’s share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, a Portfolio could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.
The Portfolios may acquire loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when acquiring indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount of the instrument acquired. The Portfolios may make purchases of indebtedness and loan participations to achieve income and/or capital appreciation.
Each Portfolio limits the amount of its total assets that it will invest in any one issuer and each Portfolio limits the amount of its total assets that it will invest in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Portfolio generally will treat the corporate borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, the Portfolio will treat both the lending bank or other lending institution and the corporate borrower as “issuers” for purposes of a Portfolio’s policy with respect to diversification under Fundamental Investment Restriction 2 below in accordance with written guidance from the Staff of the SEC. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary even if the underlying borrowers represent many different companies.
Loans and other types of direct indebtedness (which a Portfolio may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. Acquisitions of loan participations are considered to be debt obligations for purposes of the Portfolios’ investment restriction relating to the lending of funds or assets by a Portfolio.
Acquisitions of loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to the loan may involve additional risks to the Portfolios. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. For example, if a loan is foreclosed, a Portfolio could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolios rely on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolios.

The Portfolios may make, participate in or acquire debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Portfolio’s only recourse will be against the property securing the DIP financing.
Various state licensing requirements could apply to a Portfolio with respect to the origination, acquisition, holding, servicing, foreclosure and/or disposition of loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Portfolio or PIMCO operates or has offices. In states in which it is licensed, a Portfolio or PIMCO will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Portfolio’s or PIMCO’s ability to take certain actions to protect the value of its investments in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of a Portfolio’s or PIMCO’s license, which in turn could require the Portfolio to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which a Portfolio invests that hold similar assets, as well as any origination company or servicer in which the Portfolio owns an interest.
Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent a Portfolio seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Portfolio will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, a Portfolio may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Portfolio and its holdings.
Senior Loans
To the extent the Portfolios invest in senior loans, including bank loans, the Portfolios may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk, than funds that do not invest in such investments. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make timely principal and interest payments, and may be more volatile than other types of investments. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Portfolios’ ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a senior loan may lose significant market value before a default occurs. In addition, the senior loans in which the Portfolios invest may not be listed on any exchange and a secondary market for such loans may be less liquid than markets for other instruments. Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded instruments. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans difficult to value accurately or sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Portfolio being unable to realize full value for the senior loans and/or may result in a Portfolio not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to a Portfolio. Senior loans may have extended trade settlement periods, which may result in sale proceeds not being immediately available to a Portfolio. As a result, transactions in senior loans that settle on a delayed basis may limit a Portfolio’s ability to make additional investments or satisfy the Portfolio’s redemption obligations. A Portfolio may seek to satisfy any short-term liquidity needs resulting from an extended trade settlement process by, among other things, selling portfolio assets, holding additional cash or entering into temporary borrowing arrangements with banks and other potential funding sources. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Portfolio may have to reinvest the proceeds in instruments that pay lower interest rates. Senior loans may not be considered securities under the federal securities laws. In such circumstances, fewer legal protections may be available with respect to a Portfolio’s investment in senior loans. In particular, if a senior loan is not considered a security under the federal securities laws, certain legal protections normally available to securities investors under the federal securities laws, such as those against fraud and misrepresentation, may not be available. Senior loans in which the Portfolio invests may be collateralized, although the loans may not be fully collateralized and the collateral may be unavailable or insufficient to meet the obligations of the borrower. The Portfolio may have limited rights to exercise remedies against such collateral or a borrower, and loan agreements may impose certain procedures that delay receipt of the proceeds of collateral or require the Portfolio to act collectively with other creditors to exercise its rights with respect to a senior loan. Because of the risks involved in investing in senior loans, an investment in a Portfolio that invests in such instruments should be considered speculative.
Secondary trades of senior loans may have extended settlement periods. Any settlement of a secondary market purchase of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par/near par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) is subject to the “delayed compensation” rules prescribed by the Loan Syndications and Trading Association (“LSTA”) and addressed in the LSTA’s standard loan documentation for par/near par trades and for distressed trades. “Delayed compensation” is a pricing adjustment comprised of certain interest and fees, which is payable between the parties to a secondary loan trade. The LSTA introduced a requirements-based rules program in order to incentivize shorter settlement times for secondary transactions and discourage certain delay tactics that create friction in the loan syndications market by, among other things, mandating that the buyer of a senior loan satisfy certain “basic requirements” as prescribed by the LSTA no later than T+5 in order for the buyer to receive the benefit of interest and other fees accruing on the purchased loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date, subject to certain specific exceptions. These “basic requirements” generally require a buyer to execute the required trade documentation and to be, and remain, financially able to settle the trade no later than T+7 for par/near par loans (and T+20 for distressed trades). In addition, buyers are required to fund the purchase price for a secondary trade upon receiving notice from the agent of the effectiveness of the trade in the agent’s loan register. A Portfolio, as a buyer of a senior loan in the secondary market, would need to meet these “basic requirements” or risk forfeiting all or some portion of the interest and other fees accruing on the loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date. The “delayed compensation” mechanism does not mitigate the other risks of delayed settlement or other risks associated with investments in senior loans.
Investors should be aware that a Portfolio’s investment in a senior loan may result in the Portfolio or PIMCO receiving information about the issuer that may be deemed material, non-public information. Under such circumstances, the Portfolios’ investment opportunities may be limited, as trading in securities of such issuer may be restricted. Additionally, PIMCO may seek to avoid receiving material, nonpublic information about issuers of senior loans. As a result, PIMCO may forgo certain investment opportunities or be disadvantaged as compared to other investors that do not restrict information that they receive from senior loan issuers. Please see “Portfolio Managers—Conflicts of Interest—Investment Opportunities” below for more information.
Corporate Debt Securities
Each Portfolio may invest in corporate debt securities of U.S. issuers and, in the case of FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD, foreign issuers and/or hold its assets in these securities for cash management purposes. The rate interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.
Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics. S&P describes securities rated BBB as exhibiting protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation. Fitch describes securities rated BBB as having good credit quality with current low expectations of default. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below.

High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies
Each of the Portfolios may invest in debt/fixed income securities of domestic issuers or, in the case of FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD, foreign issuers that meet minimum ratings criteria set forth for a Portfolio, or, if unrated, are determined by the Adviser to be of comparable quality.
FISH: Series C and FISH: Series M may invest up to 50% of their assets and FISH: Series R may invest up to 20% of its assets, in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or by Fitch or, if not rated, determined by the Adviser to be of comparable quality (except that within such 50% limitation for FISH: Series M and such 20% limitation for FISH: Series R, each Portfolio may invest in mortgage-related securities rated below B). FISH: Series LD may invest without limit in high yield securities (“junk bonds”) rated below Baa by Moody’s, or equivalently rated by S&P or by Fitch or, if not rated, determined by the Adviser to be of comparable quality. Investments in securities rated below investment grade that are eligible for purchase by certain Portfolios are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.
Analysis of the creditworthiness of issuers of high yield securities and distressed company securities may be more complex than for issuers of higher quality debt securities, and achievement of a Portfolio’s investment objective may, to the extent of its investments in high yield securities and distressed company securities, depend more heavily on the Adviser’s creditworthiness analysis than would be the case if the Portfolio were investing in higher quality securities.
High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt/fixed income securities. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolios, by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.
High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Portfolio to make taxable distributions of income greater than the total amount of cash interest the Portfolio has actually received.The Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. Even though such securities do not pay current interest in cash, a Portfolio nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Portfolio could be required at times to sell other investments in order to satisfy its distribution requirements.
High yield and distressed company securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield and distressed company securities may involve greater costs than transactions in more actively traded securities, which could adversely affect the price at which the Portfolios could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. A lack of publicly available information, irregular trading activity and wide bid/ask spreads, among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Portfolio being unable to realize full value for these securities and/or may result in a Portfolio not receiving the proceeds from a sale of a high yield or distressed company security for an extended period after such sale, each of which could result in losses to the Portfolio. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for other types of securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.
A Portfolio’s credit quality policies apply only at the time a security is purchased, and the Portfolio is not required to dispose of a security in the event that a rating agency or the Adviser downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Adviser may consider factors including, but not limited to, the Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold, and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.
The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting debt securities for the Portfolios, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by a Portfolio, the Portfolio may retain the security if the Adviser deems it in the best interest of shareholders.
Creditor Liability and Participation on Creditors’ Committees
Generally, when a Portfolio holds bonds or other similar fixed income securities of an issuer, the Portfolio becomes a creditor of the issuer. If a Portfolio is a creditor of an issuer, it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. Although under no obligation to do so, PIMCO, as investment adviser to a Portfolio, may from time to time have an opportunity to consider, on behalf of a Portfolio and other similarly situated clients, negotiating or otherwise participating in the restructuring of the Portfolio’s portfolio investment or the issuer of such investment. PIMCO, in its judgment and discretion and based on the considerations deemed by PIMCO to be relevant, may believe that it is in the best interests of a Portfolio to negotiate or otherwise participate in such restructuring. Accordingly, and subject to applicable procedures approved by the Board of Trustees, a Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make the Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Similarly, subject to the above-mentioned procedures, PIMCO may actively participate in bankruptcy court and related proceedings on behalf of a Portfolio in order to protect the Portfolio’s interests in connection with a restructuring transaction, and PIMCO may cause a Portfolio to enter into an agreement reasonably indemnifying third parties or advancing from the Portfolio’s assets any legal fees or other costs to third parties, including parties involved in or assisting the Portfolio with a restructuring transaction, such as trustees, servicers and other third parties.
Further, PIMCO has the authority, subject to the above-mentioned procedures, to represent the Trust, or any Portfolio(s) thereof, on creditors’ committees (or similar committees) or otherwise in connection with the restructuring of an issuer’s debt and generally with respect to challenges related to the securities held by the Portfolios relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

Variable and Floating Rate Securities
Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable-rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other ABS. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.
The Portfolios may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
Each Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. See “Mortgage-Related and Other Asset-Backed Securities” above. Residual interest bonds are a type of inverse floater. See “Municipal Bonds” above. A Portfolio’s investments in variable- and floating-rate securities may require the Portfolio to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it would otherwise have continued to hold. See “Taxation.”
Event-Linked Bonds
The Portfolios may obtain event-linked exposure by investing in “event-linked bonds,” or “event-linked swaps,” or by implementing “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these securities, and there can be no assurance that a liquid market in these instruments will develop. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in event-linked bonds that meet the credit quality requirements for the Portfolio.

Convertible Securities
Each Portfolio may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective.
A third party or PIMCO also may create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Adviser believes that such a combination may better achieve a Portfolio’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Portfolio may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
A Portfolio also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks.
Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Portfolio in turn assumes credit risk associated with the convertible note.
Contingent Convertible Instruments.   Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Portfolio will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have an adverse effect on the market price of CoCos. CoCos are often rated below investment grade and are subject to the risks of high yield securities. Because CoCos are issued primarily by financial institutions, CoCos may present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Portfolio in CoCos may result in losses to the Portfolio.
Some additional risks associated with CoCos include, but are not limited to:
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Loss absorption risk. CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Portfolio losing a portion or all of its investment in such securities. In addition, the Portfolio may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. In addition, CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses and may be suspended in the event there are insufficient distributable reserves.
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Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Portfolios, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
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Market value will fluctuate based on unpredictable factors. The trading behavior of a given issuer’s CoCos may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by the Portfolio. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities. The value of CoCos is unpredictable and could be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Warrants to Purchase Securities
Each of the Portfolios may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security directly from an issuer at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security, do not represent any rights in the assets of the issuing company and are subject to the risk that the issuer-counterparty may fail to honor its obligations. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.
A Portfolio may from time to time use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. Additionally, LEPOs entail the same risks as other OTC derivatives, including the risks that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Furthermore, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when a Portfolio wishes to sell it.
Non-U.S. Securities
FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD may invest without limit in U.S. dollar- or non-U.S. currency-denominated securities of foreign issuers, including corporate debt securities; equity securities, including preferred or preference stock of non-U.S. issuers; certain foreign bank obligations (see “Bank Obligations”); and U.S. dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
FISH: Series C and FISH: Series LD may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a company’s securities that have been deposited with a bank or trust and that trade on an exchange or over-the-counter (“OTC”). For example, ADRs represent interests in a non-U.S. company but trade on a U.S. exchange or OTC and are denominated in U.S. dollars. These securities represent the right to receive securities of the foreign issuer deposited with the bank or trust. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Such securities may be relatively less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may be untimely.

PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the “country of exposure” of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the “country of exposure” of such money market instrument is a non-U.S. country). A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer.
To the extent that a Portfolio invests in instruments economically tied to non-U.S. countries, it may invest in a range of countries and, as such, the value of the Portfolio’s assets may be affected by uncertainties such as international political developments, changes in government policies, changes in taxation, restrictions on foreign investment and currency repatriation, currency fluctuations, changes or uncertainty in exchange rates (and related risks, such as uncertainty regarding the reliability of issuers’ financial reporting) and other developments in the laws and regulations of countries in which investment may be made.
Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on non-U.S. portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), market disruption, the possibility of security suspensions, political instability which can affect U.S. investments in non-U.S. countries and potential restrictions on the flow of international capital. In addition, foreign securities and a Portfolio’s income in respect of those securities may be subject to foreign taxes, including taxes withheld from payments on those securities, which would reduce the Portfolio’s return on such securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolios.
Emerging Market Securities.   FISH: Series C, FISH: Series M and FISH: Series LD may invest without limit in securities and instruments that are economically tied to emerging market countries. FISH: Series R may invest up to 20% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity). PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument’s “country of exposure” is an emerging market country. A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD emphasize countries with relatively low gross natural product per capital and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.
Investment risk may be particularly high to the extent that a Portfolio invests in instruments economically tied to emerging market countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed countries. Certain Portfolios may invest in emerging markets that may be in the process of opening to trans-national investment, which may increase these risks. Risks particular to emerging market countries include, but are not limited to, the following risks.
General Emerging Market Risk.   The securities markets of countries in which the Portfolios may invest may be relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers in countries in which the Portfolios may invest may not be subject to a high degree of regulation and the financial institutions with which the Portfolios may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in certain countries in which the Portfolios may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers.
Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolios’ investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolios could lose their entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolios invest a portion of their assets in a concentrated geographic area, a Portfolio invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Portfolio may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities.Restrictions on Foreign Investment.  A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While the Portfolios that may invest in securities and instruments that are economically tied to emerging market countries will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to the Portfolios’ investment. If such restrictions were to be imposed subsequent to the Portfolios’ investment in the securities markets of a particular country, the Portfolios’

response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Portfolios’ liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. The Portfolios may seek exceptions to those restrictions. If those restrictions are present and cannot be avoided by the Portfolios, the Portfolios’ returns may be lower.
Settlement Risks.  Settlement systems in emerging markets may be less well organized and less transparent than in developed markets and transactions may take longer to settle as a result. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Portfolios may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “Counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Portfolios. A Portfolio may not know the identity of a Counterparty, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. The Portfolios will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Portfolios will be successful in eliminating or reducing this risk, particularly as Counterparties operating in emerging market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.
There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Portfolios. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Portfolios’ claims in any of these events.
Counterparty Risk.  Trading in the securities of developing markets presents additional credit and financial risks. The Portfolios may have limited access to, or there may be a limited number of, potential Counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential Counterparties to certain financial institutions located or operating in the particular emerging market. Potential Counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Portfolios may not be able to reduce or mitigate risks related to trading with emerging market Counterparties. The Portfolios will seek, where possible, to use Counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.
Government in the Private Sector.  Government involvement in the private sector varies in degree among the emerging markets in which the Portfolios invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Portfolios’ investment in that country.
Litigation.  The Portfolios may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.
Fraudulent Securities.  It is possible, particularly in markets in emerging market countries, that purported securities in which the Portfolios invest may subsequently be found to be fraudulent and as a consequence the Portfolios could suffer losses.
Taxation.  Non-U.S. laws governing the taxation of income and capital gains accruing to non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, certain emerging market countries may not have less well-defined tax laws and procedures and such laws or procedures may permit retroactive taxation so that the Portfolios could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Portfolios will seek to reduce these risks by careful management of their assets. However, there can be no assurance that these efforts will be successful.
Political Risks/Risks of Conflicts.  Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect the Portfolios’ investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.
FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings were implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela. Beginning in the early 2000s, certain countries began retiring their Brady Bonds, including Brazil, Colombia, Mexico, the Philippines and Venezuela.
Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).
Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolios may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolios to suffer a loss of interest or principal on any of their holdings.
Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Portfolio) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
A Portfolio’s investments in foreign currency denominated debt obligations, if any, and hedging activities would likely produce a difference between its book income and its taxable income. This difference may cause a portion of the

Portfolio’s income distributions to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes.
Euro- and EU-related risks.  The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Portfolio’s European investments.
The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union (“EU”) members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.
It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency.
On January 31, 2020, the United Kingdom officially withdrew from the EU (commonly known as “Brexit”). Upon the United Kingdom’s withdrawal, the EU and the United Kingdom entered into a transition phase, which concluded on December 31, 2020. Negotiators representing the United Kingdom and EU came to a preliminary trade agreement that took effect on January 1, 2021, but many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Uncertainties remain relating to certain aspects of the United King’s future economic, trading and legal relations with the European Union and with other countries. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. The UK, EU and broader global economy may experience substantial volatility in foreign exchange markets and a sustained weakness in the British pound’s exchange rate against the United States dollar, the euro and other currencies, which may impact Portfolio returns. Brexit may also destabilize some or all of the other EU member countries and/or the Eurozone. These developments could result in losses to the Portfolios, as there may be negative effects on the value of Portfolios’ investments and/or on Portfolios’ ability to enter into certain transactions or value certain investments, and these developments may make it more difficult for Portfolios to exit certain investments at an advantageous time or price. Such events could result from, among other things, increased uncertainty and volatility in the United Kingdom, the EU and other financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Portfolio investments are or become subject. Any of these events, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Portfolio returns.
Investments in Russia.  Certain Portfolios may invest in securities and instruments that are economically tied to Russia. In determining whether an instrument is economically tied to Russia, PIMCO uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth above under “Foreign Securities.” In addition to the risks listed above under “Foreign Securities,” investing in Russia presents additional risks. In particular, investments in Russia are subject to the risk that the United States and/or other countries may impose economic sanctions. Such sanctions – which may impact companies in many sectors, including energy, financial services and defense, among others – may negatively impact a Portfolio’s performance and/or ability to achieve its investment objective. For example, certain investments in Russian companies or instruments tied to Russian companies may be prohibited and/or existing investments may become illiquid (e.g., in the event that a Portfolio is prohibited from transacting in certain existing investments tied to Russia), which could cause a Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. It is also possible that such sanctions may prevent U.S.-based entities that provide services to a Portfolio from transacting with Russian entities. Under such circumstances, a Portfolio may not receive payments due with respect to certain investments, such as the payments due in connection with the Portfolio’s holding of a fixed income security. More generally, investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union.
Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Regional armed conflict and its collateral economic and market effects may also pose risks for investments in Russia.
Compared to most national securities markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards than apply to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.
Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss still can occur. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. In such cases, the risk is increased that a Portfolio could lose ownership rights. While a Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Portfolio of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a Portfolio to incur losses due to a counterparty’s failure to pay for securities the Portfolio has delivered or the Portfolio’s inability to complete its contractual obligations because of theft or other reasons.

In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that Portfolio suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for a Portfolio to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. A Portfolio also may experience difficulty in obtaining and/or enforcing judgments in Russia.
Russia has attempted, and may attempt in the future, to assert its influence in the region through economic or military measures. Such measures may have an adverse effect on the Russian economy, which may, in turn, negatively impact a Portfolio.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.
Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
Investments in the People’s Republic of China.  Certain Portfolios that may invest in emerging market countries may invest in securities and instruments that are economically tied to the People’s Republic of China (excluding Hong Kong, Macau and Taiwan for the purpose of this disclosure) (“PRC”). Such investment may be made through various available market access programs including but not limited to PRC qualified foreign institutional investors program (“FII” program, including the qualified foreign institutional investor (“QFII”) program and the RMB qualified foreign institutional investor (“RQFII”) program, which are now merging into one program based on recent PRC regulatory developments. In determining whether an instrument is economically tied to the PRC, PIMCO uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth above under “Foreign Securities.” In addition to the risks listed above with respect to investing in non-U.S. securities and in emerging markets, including those associated with investing in emerging markets, investing in the PRC presents additional risks. These additional risks include (without limitation): (a) inefficiencies resulting from erratic growth; (b) the unavailability of consistently-reliable economic data; (c) potentially high rates of inflation; (d) dependence on exports and international trade; (e) relatively high levels of asset price volatility; (f) potential shortage of liquidity and limited accessibility by foreign investors; (g) greater competition from regional economies; (h) fluctuations in currency exchange rates or currency devaluation by the PRC government or central bank, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (i) the relatively small size and absence of operating history of many PRC companies; (j) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (k) uncertainty and potential changes with respect to the rules and regulations of the FII program and other market access programs through which such investments are made; (l) the commitment of the PRC government to continue with its economic reforms; and (m) Chinese regulators may suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and that such suspensions may be widespread. In addition, certain securities are, or may in the future become, restricted, and a Portfolio may be forced to sell such restricted security and incur a loss as a result.
In addition, there also exists control on foreign investment in the PRC and limitations on repatriation of invested capital. Under the FII program, there are certain regulatory restrictions particularly on aspects including (without limitation to) investment scope, repatriation of funds, foreign shareholding limit and account structure. Although the relevant FII regulations have recently been revised to certain regulatory restrictions on the onshore capital management by FIIs (including removing investment quota limit and simplifying routine repatriation of investment proceeds), it is a very new development therefore subject to uncertainties as to how well it will be implemented in practice, especially at the early stage. On the other hand, the recently amended FII regulations are also enhancing ongoing supervision on FIIs in terms of information disclosure among other aspects. In particular, FIIs are required to procure their underlying clients (such as any Portfolio investing in PRC securities via FII program) to comply with PRC disclosure of interests rules (e.g., the 5% substantial shareholder reporting obligation and the applicable aggregation with concerted parties and across holdings under various access channels including FII program and Stock Connect (as defined below)) and make the required disclosure on behalf of such underlying investors. As a result of PRC regulatory requirements, a Portfolio may be limited in its ability to invest in securities or instruments tied to the PRC and/or may be required to liquidate its holdings in securities or instruments tied to the PRC. Under certain instances such as when the price of the securities is at a low level, the involuntary liquidations may result in losses for a Portfolio. In addition, securities exchanges in the PRC typically have the right to suspend or limit trading in any security traded on the relevant exchange. The PRC government or relevant PRC regulators may also implement policies that may adversely affect the PRC financial markets. Such suspensions, limitations or policies may have a negative impact on the performance of a Portfolio’s investments.
Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future.
The PRC is ruled by the Communist Party.  Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. Unlike in the United States, the PRC’s currency is not determined by the market, but is instead managed at artificial levels relative to the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
The PRC has historically been prone to natural disasters such as droughts, floods, earthquakes and tsunamis, and the region’s economy may be affected by such environmental events in the future. A Portfolio’s investment in the PRC is, therefore, subject to the risk of such events. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Portfolio’s investments in the PRC.
The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect a Portfolio’s investment in the PRC. Because the rules governing taxation of investments in securities and instruments economically tied to the PRC are not always clear, PIMCO may provide for capital gains taxes on Portfolios investing in such securities and instruments by reserving both realized and unrealized gains from disposing or holding securities and instruments economically tied to the PRC. This approach is based on current market practice and PIMCO’s understanding of the applicable tax rules. Changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.
In addition, because the Public Company Accounting Oversight Board are generally restricted from inspecting the audit work and practices of registered accountants in the PRC, there is the risk that material accounting and financial information about PRC issuers may be unavailable or unreliable.
Investing through Stock Connect.  Certain Portfolios may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) or the Shenzhen Stock Exchange (“SZSE”) through the Shanghai – Hong Kong Stock Connect program and the Shenzhen – Hong Kong Stock Connect Program (collectively, “Stock Connect”). Stock Connect allows non-Chinese investors (such as the Portfolios) to purchase certain PRC-listed equities via brokers in Hong Kong. Although Stock Connect is the first program allowing non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to market-wide daily quota limitations, which may prevent a Portfolio from purchasing Stock Connect securities when it is otherwise advantageous to do so. Once such daily quota on SSE or SZSE is used up, acceptance of the corresponding buy orders on SSE or SZSE (as applicable) will be immediately suspended and no further buy orders will be accepted for the remainder of the trading day. Buy orders which have been accepted will not be affected by the using up of the daily quota, while sell orders will continue to be accepted. An investor cannot purchase and sell the same security on the same trading day, which may restrict a Portfolio’s ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either the PRC or Hong Kong, and there are trading days in the PRC when Stock Connect investors will not be able to trade. As a result, prices of Stock Connect may fluctuate at times when the Portfolio is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. The applicable rules as well as trading China A-shares are uncertain. In addition, the trading, settlement and information technology (“IT”) systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.
Stock Connect is subject to regulation by both Hong Kong and the PRC. Regulators in both jurisdictions are allowed to suspend Stock Connect trading; Chinese regulators may also suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and such suspensions may be widespread. There can be no assurance that further regulations will not affect the availability of securities under Stock Connect, operational arrangements or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong, Shanghai or Shenzhen Stock Exchanges, although any default by a Hong Kong broker should be subject to established Hong Kong law. In the PRC, Stock Connect securities are held on behalf of ultimate investors (such as the Portfolio) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve. A Portfolio may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, a Portfolio will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. Stock Connect trades are settled in Renminbi (“RMB”), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.
Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If a Portfolio does not utilize a special segregated account, a Portfolio will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that a Portfolio may use to execute trades. While the Portfolio may use special segregated accounts in lieu of the pre-trade check, relevant market practice with respect to special segregated accounts is continuing to evolve.
Investing through CIBM Direct.  To the extent permissible by the relevant PRC regulations or authorities, the Portfolio may also directly invest in permissible products (which include cash bonds) traded or issued on China inter-bank bond market (“CIBM”) in compliance with the relevant rules issued by the People’s Bank of China (“PBOC”, including its Shanghai Head Office) in 2016 including the Announcement No.3 and its implementing rules (“CIBM Direct Rules”). An onshore trading and settlement agent shall be engaged by PIMCO as the manager of the Portfolio to make the filing on behalf of the relevant Portfolio and conduct trading and settlement agency services for the Portfolio. PBOC will exercise on-going supervision on the onshore settlement agent and the Portfolio’s trading under the CIBM Direct Rules and may take relevant administrative actions such as suspension of trading and mandatory exit against the Portfolio and/or PIMCO in the event of any incompliance with the CIBM Direct Rules. The CIBM Direct Rules are relatively new and are still subject to continuous evolvement which may adversely affect the Portfolio’s capability to invest in the CIBM. A Portfolio will be tested for compliance with investment limitations for instruments traded on CIBM (including instruments traded through both CIBM Direct and the Bond Connect Program) prior to the trade. Therefore, a Portfolio will not be in violation of an investment limitation if the Portfolio submits a trade for an instrument traded on CIBM and the trade is not completed until the following day if the Portfolio was in compliance with the applicable limitation at the time of the initial compliance test. Similarly, a Portfolio will not be in violation of an investment limitation if the Portfolio submits a trade for two complementary instruments (such as a foreign currency transaction and a bond) traded on CIBM and one of the trades is not completed until the following day if the Portfolio was in compliance with the applicable percentage limitation for both instruments at the time of the initial compliance test.
CIBM Direct RFQ Trading.  In September 2020, CIBM direct RFQ trading service was launched by the National Interbank Funding Center (“CFETS”). Under such service, foreign investors under CIBM Direct may solicit cash bond trading with domestic market makers by requesting for quotation (“RFQ”) and confirm the trades in CFETS system. As a novel arrangement under CIBM Direct, CIBM direct RFQ trading may be subject to further adjustments and uncertainties in implementation, which may have an adverse impact on a Portfolio’s investment to the extent the Portfolio transacts via CIBM direct RFQ trading mechanism.

Investing Through Bond Connect.  In addition to the risks described under “Foreign Securities” and “Investments in the People’s Republic of China,” there are risks associated with a Portfolio’s investment in Chinese government bonds and other PRC-based debt instruments traded on the CIBM through the Bond Connect program. The Bond Connect refers to the arrangement between Hong Kong and PRC that enables the PRC and overseas investors to trade various types of debt securities in each other’s bond markets through connection between the relevant respective financial infrastructure institutions. Trading through Bond Connect is subject to a number of restrictions that may affect a Portfolio’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Portfolio. Furthermore, securities purchased via Bond Connect will be held on behalf of ultimate investors (such as a Portfolio) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with a PRC-based custodian (either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”)). A Portfolio’s ownership interest in Bond Connect securities will not be reflected directly in book entry with CDCC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects a Portfolio to various risks, including the risk that the Portfolio may have a limited ability to enforce rights as a bondholder as well as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested and courts in the PRC have limited experience in applying the concept of beneficial ownership. As such, a Portfolio may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Bond Connect trades are settled in RMB and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, a Portfolio’s investments in securities via Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. A Portfolio will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both the PRC and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Portfolio is unable to add to or exit its position and, therefore, may limit the Portfolio’s ability to trade when it would be otherwise attractive to do so. Finally, uncertainties in the PRC tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Portfolio. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
The Bond Connect program is a relatively new program and may be subject to further interpretation and guidance. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have a detrimental effect on a Portfolio’s investments and returns.
Foreign Currency Transactions
The Portfolios, with the exception of FISH: Series TE, may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”). The Portfolios may engage in these transactions in order to attempt to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Portfolios also may use foreign currency options, foreign currency forward contracts, foreign currency futures and foreign currency spot transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

A forward involves an obligation to purchase or sell a certain amount of a specific currency at a future date, which may be three business days or more from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by the Adviser, and are marked-to-market daily. Certain forward contracts that are not required to “cash settle” may be treated as such for asset segregation or “earmarking” purposes when a Portfolio has entered into a contractual arrangement with its counterparty to require the trade to be closed out or cash settled prior to or in lieu of physical settlement. As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Portfolio’s asset segregated and cover practices discussed herein. Although, when used for hedging, forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards are used primarily to adjust the foreign exchange exposure of a Portfolio with a view to protecting the outlook, and the Portfolios might be expected to enter into such contracts under the following circumstances:
Lock In.   When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
Cross Hedge.   If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio’s exposure to the currency sold.
Direct Hedge.   If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Portfolio can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency to which the Portfolio is exposed and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.
Proxy Hedge.   A Portfolio might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency to which the Portfolio is exposed through the security. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Costs of Hedging.   When a Portfolio purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.
It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Portfolio’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Portfolio’s net asset value per share.
The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Portfolio may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. Also, foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Portfolio's ability to enter into foreign currency transactions, force the Portfolio to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Portfolio, any of which may result in a loss to the Portfolio. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Portfolio in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Portfolio will have the flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, many non-deliverable foreign currency forwards are considered swaps for certain purposes, including the determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Risks of Potential Government Regulation of Derivatives.” These changes are expected to reduce counterparty risk as compared to bilaterally negotiated contracts.
A Portfolio may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as to protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
Tax Consequences of Hedging and other Foreign Currency Transactions. Foreign currency gains are generally treated as qualifying income for purposes of the 90% gross income test described above. However, it is possible the IRS could issue contrary regulations with respect to foreign currency gains that are not directly related to a regulated investment company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively. Such regulations, if issued, could limit the ability of a Portfolio to enter into the foreign currency transactions described above or could bear adversely on a Portfolio’s ability to qualify as a regulated investment company. In addition, hedging transactions may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could affect the amount, timing or character of dividends paid by a Portfolio, including whether dividends paid by a Portfolio are classified as capital gains or ordinary income.
Foreign Currency Exchange-Related Securities
Foreign currency warrants.   Foreign currency warrants such as Currency Exchange WarrantsTM (“CEWsTM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal exchange rate linked securities.   Principal exchange rate linked securities (“PERLsTM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLsTM is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLsTM are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLsTM may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance indexed paper.   Performance indexed paper (“PIPsTM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPsTM is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Real Estate Assets and Related Derivatives
Certain of the Portfolios may generally gain exposure to the real estate sector by investing in real estate linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile.
REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not generally taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Portfolios that invest in REITs will bear their proportionate share of the costs of the REITs’ operations. Dividends received by a Portfolio from a REIT generally will not constitute qualified dividend income. REITs may not provide complete tax information to a Portfolio until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Portfolio to request permission from the IRS to extend the deadline for issuance of Form 1099-DIV.
There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for favorable tax treatment under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. This reduces the ability of a Portfolio to redeem its investment early. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. Private REITS are also generally harder to value and may bear higher fees than public REITs.
A Portfolio or some of the REITs in which a Portfolio may invest may be permitted to hold senior or residual interests in real estate mortgage investment conduits (“REMICs”) or debt or equity interests in taxable mortgage pools (“TMPs”). A Portfolio may also hold interests in “Re-REMICS,” which are interests in securitizations formed by the contribution of asset backed or other similar securities into a trust which then issues securities in various tranches. The Portfolios may participate in the creation of a Re-REMIC by contributing assets to the trust and receiving junior and/or senior securities in return. An interest in a Re-REMIC security may be riskier than the securities originally held by and contributed to the trust, and the holders of the Re-REMIC securities will bear the costs associated with the securitization.
Borrowing
Subject to the limitations described under “Investment Restrictions” below, each Portfolio may borrow for temporary administrative purposes and/or for investment purposes. Provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), require a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Portfolio’s total assets made for temporary administrative purposes. As noted under “Investment Restrictions,” FISH: Series C and FISH: Series M are subject to limitations on borrowings that are stricter than those imposed by the 1940 Act. Any borrowings for temporary administrative purposes in excess of 5% of a Portfolio’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As described more fully under “Investment Restrictions—Other Information Regarding Investment Restrictions,” FISH: Series R, FISH: Series TE and FISH: Series LD may borrow money from certain affiliated funds pursuant to those Portfolios’ inter-fund lending program.
As noted below, a Portfolio also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Portfolio. As discussed below, under current regulatory requirement, to the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets equal in value to the amount of the Portfolio’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolio. As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Portfolios’ asset segregation and cover practices discussed herein. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Portfolios and the other series of the Trust pursuant to guidelines approved by the Board of Trustees.

As noted above, a Portfolio may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions if permitted to do so under its investment restrictions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Portfolio to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. A Portfolio will segregate or “earmark” assets determined to be liquid by the Adviser, and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by a Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolios’ limitations on borrowings as specified under “Investment Restrictions” below.
A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a specified percentage of the initial amount delivered.
A Portfolio’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Portfolio. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to a Portfolio’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Portfolio’s overall limitations on investments in illiquid investments . Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. A Portfolio also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Portfolio’s repurchase of the underlying security. A Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security.
It is possible that changing government regulation may affect a Portfolio’s use of these strategies. Changes in regulatory requirements concerning margin for certain types of financing transactions, such as repurchase agreements, reverse repurchase agreements, and securities lending and borrowing, could impact a Portfolio’s ability to utilize these investment strategies and techniques.
Commodities
Each Portfolio may purchase or sell derivatives, securities or other instruments that provide exposure to commodities. A Portfolio’s investments in commodities-related instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-related instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. An unexpected surplus of a commodity caused by one of the aforementioned factors, for example, may cause a significant decrease in the value of the commodity (and a decrease in the value of any investments directly correlated to the commodity). Conversely, an unexpected shortage of a commodity caused by one of the aforementioned factors may cause a significant increase in the value of the commodity (and a decrease in the value of any investments inversely correlated to that commodity). The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.
A Portfolio may focus its commodity-related investments in a particular sector of the commodities market (such as gold, oil, metal or agricultural products). As a result, to the extent a Portfolio focuses its investments in a particular sector of the commodities market, the Portfolio may be more susceptible to risks associated with those sectors, including the risk of loss due to adverse economic, business or political developments affecting a particular sector. See “Derivative Instruments” below for a more detailed discussion of risks related to commodities, including additional discussion of commodity-related derivative instruments.
Derivative Instruments
In pursuing their individual objectives, the Portfolios may, to the extent permitted by their investment objectives and policies, purchase and sell (write) both put options and call options on securities, swap agreements, recovery locks, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes or as part of their overall investment strategies, except that any Portfolio that may not invest in foreign currency denominated securities may not enter into transactions involving currency futures or options. Portfolios that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolios also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Portfolios may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or options on futures are traded in the future, a Portfolio also may use those instruments, provided that the Board of Trustees determines that their use is consistent with the Portfolio’s investment objective.
The value of some derivative instruments in which the Portfolios invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolios could be exposed to additional, unforeseen risks, including the risk of loss.
The Portfolios might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise. This is due, in part, to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable, or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and the possible inability of a Portfolio to close out or to liquidate its derivatives positions. As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Portfolios’ asset segregation and cover practices discussed herein.In addition, a Portfolio’s use of such instruments may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed upon distribution at ordinary income tax rates) than if it had not used such instruments. For Portfolios that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of Fixed Income Instruments, changes in the value of the Fixed Income Instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Portfolio may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If a Portfolio incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Portfolio might have been in a better position if the Portfolio had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Portfolio and its counterparty and certain derivative transactions may be terminated by the counterparty or the Portfolio, as the case may be, upon the occurrence of certain Portfolio-related or counterparty-related events, which may result in losses or gains to the Portfolio based on the market value of the derivative transactions entered into between the Portfolio and the counterparty. In addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes. It may not be possible for a Portfolio to modify, terminate, or offset the Portfolio’s obligations or the Portfolio’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Portfolio. Upon the expiration or termination of a particular contract, a Portfolio may wish to retain its position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling or unable to enter into the new contract and no other appropriate counterparty can be found, which could cause the Portfolio not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Portfolio. Furthermore, after such an expiration or termination of a particular contract, a Portfolio may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, the Portfolio may lose money.
A Portfolio may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income, even if such strategies could potentially result in declines in a Portfolio’s net asset value. A Portfolio’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support distributions even in situations when the Portfolio has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. securities markets or the Portfolio’s portfolio of investments, or arising from its use of derivatives. Consequently, shareholders may receive distributions subject to tax at ordinary income rates at a time when their investment in the Portfolio has declined in value, which may be economically similar to a taxable return of capital.
The tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Portfolio pursuant to derivatives potentially could affect the amount, timing or characterization of Portfolio distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.
Options on Securities and Indexes.   A Portfolio may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on equity, fixed income or other securities (including securities to be purchased in when-issued, delayed delivery and forward commitment transactions) or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of an option that is on an index or cash-settled) at a specified exercise price, often at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security that requires physical delivery has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). Certain put options written by a Portfolio, which counterparties may use as a source of liquidity, may be structured to have an exercise price that is less than the market value of the underlying securities that would be received by the Portfolio. Upon exercise, the writer of an option on an index or cash-settled option on a security is obligated to pay the difference between the cash value of the index or security and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
A Portfolio will “cover” its obligations when it writes call options or put options. In the case of a call option on a debt obligation or other security that requires physical delivery, the option is covered if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in such amount are segregated by its custodian or “earmarked”) upon conversion or exchange of other securities held by the Portfolio. A call option on a security or index is also “covered” if the Portfolio does not hold the underlying security or have the right to acquire it, but the Portfolio segregates or “earmarks” assets determined to be liquid by PIMCO in an amount equal to the value of the underlying security (in the case of an option that requires physical delivery) or to the fund’s net obligation (in the case of an option that requires cash settlement, including an option on an index and any option with respect to which the Portfolio has entered into a contractual arrangement with a third party broker-dealer or counterparty that requires cash settlement) (minus any collateral deposited with a broker-dealer or other financial institution), on a mark-to-market basis (a so-called “naked” call option).
A call option is also covered if a Portfolio holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in segregated or “earmarked” liquid assets. A put option on a security or an index is covered if a Portfolio segregates or “earmarks” liquid assets equal to the exercise price. A put option is also covered if a Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in segregated or “earmarked” liquid assets. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restrictions concerning senior securities and borrowings. As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Portfolios’ asset segregation and cover practices discussed herein.
If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.
A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and ask prices.
The Portfolios may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient liquid assets are deposited to meet the Portfolios’ immediate obligations. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or where the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.” As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Portfolios’ asset segregation and cover practices discussed herein.
Risks Associated with Options on Securities and Indexes.   There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
The writer of an American option often has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
To the extent a Portfolio writes a put option, the Portfolio has assumed the obligation during the option period to purchase the underlying investment from the put buyer at the option’s exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a Portfolio that writes a put option may be required to take delivery of the underlying investment and make payment for such investment at the exercise price. This may result in losses to the Portfolio and may result in the Portfolio holding the underlying investment for some period of time when it is disadvantageous to do so.
If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Under current regulatory requirements, if a Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.
If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio’s securities during the period the option was outstanding.
To the extent that a Portfolio writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Portfolio has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If a Portfolio were unable to close out such a call option, the Portfolio would not be able to sell the underlying security unless the option expired without exercise.
Foreign Currency Options.  Portfolios that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Portfolios may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are bilateral contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions adopted by the CFTC and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Risks of Potential Government Regulation of Derivatives.”
Futures Contracts and Futures Options.  A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying security or other underlying asset. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price and on or before a specified expiration date.
Each Portfolio may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that a Portfolio may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.
An interest rate, commodity, foreign currency or index futures contract provides for the future sale or purchase of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.
A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indexes, financial instruments or foreign currencies may represent new investment products that lack performance track records.
The Portfolios also may invest in commodity futures contracts and options thereon, as specified for the Portfolio in the Prospectuses. A commodity futures contract is an agreement to buy or sell a commodity, such as an energy, agricultural or metal commodity at a later date at a price and quantity agreed-upon when the contract is bought or sold.
Each of the Portfolios may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
Limitations on Use of Futures and Futures Options.  When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio. Customer account agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the FTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining.
Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing an offsetting futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss.
Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. Any transaction costs must also be included in these calculations.
When purchasing a futures contract that cash settles, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser that, when added to the amounts deposited with a FCM as margin, are equal to the daily marked-to-market net obligation (if any) of the Portfolio under the futures contract. Alternatively, the Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Portfolio.
When selling a futures contract the cash settles, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser that are equal to the daily marked-to-market net obligation (if any) of the Portfolio under the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to utilize these contracts to a greater extent than if the Portfolio were required to segregate or “earmark” assets equal to the full notional value of the futures contract. Alternatively, a Portfolio may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).
With respect to futures contracts that “physically settle,” a Portfolio may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the full notional value of the futures contract. Futures contracts that are not required to “cash settle” may be treated as such for asset segregation or “earmarking” purposes when a Portfolio has entered into a contractual arrangement with a third party FCM to require the trade to be closed out or cash settled prior to or in lieu of physical settlement.
When selling a call option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser that, when added to the amounts deposited with a FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.
When selling a put option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.
To the extent that securities with maturities greater than one year are used to segregate or “earmark” liquid assets to cover a Portfolio’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by limiting the overall duration of a Portfolio’s portfolio securities. Thus, the use of a longer-term security may require a Portfolio to hold offsetting short-term securities to balance the Portfolio’s portfolio such that the Portfolio’s duration does not exceed the maximum permitted for the Portfolio in the Prospectus.
As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Portfolios’ asset segregation and cover practices discussed herein. The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, futures options and forward contracts. See “Taxation.”
Commodity Pool Operators and Commodity Trading Advisors.  The Adviser is registered with the CFTC as a commodity pool operator (“CPO”). However, with respect to each Portfolio, the Adviser has claimed an exclusion from the definition of CPO pursuant to CFTC Rule 4.5 (the “exclusion”). Accordingly, the Adviser (with respect to the Portfolios) is not subject to registration or regulation as a CPO under the Commodity Exchange Act of 1936, as amended (“CEA”), and the rules thereunder. To remain eligible for the exclusion, each of the Portfolios will have to adhere to the CFTC's adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures, most swaps, or other financial instruments regulated under the CEA, and the rules thereunder (“commodity interests”), or if the Portfolio markets itself as providing investment exposure to such instruments. These limitations may restrict a Portfolio's ability to pursue its investment strategy, increase the costs of implementing its strategy, increase expenses of the Portfolio, and/or adversely affect the Portfolio's total return. In the event that a Portfolio's investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a CPO and/or “commodity trading advisor” with the CFTC with respect to that Portfolio. In this case, such Portfolio's expenses may increase, adversely affecting that Portfolio's total return. Additionally, under CFTC rules, certain mandated disclosure, reporting and recordkeeping obligations will apply to the Adviser with respect to the Portfolios.
Risks Associated with Futures and Futures Options.  There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Portfolio enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of such Portfolio’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Risks Associated with Commodity Futures Contracts.  There are several additional risks associated with transactions in commodity futures contracts, including but not limited to:
Storage.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
Reinvestment.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Portfolios. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Portfolio to reinvest the proceeds of a maturing contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments.
Other Economic Factors.  The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Portfolios’ investments to greater volatility than investments in traditional securities.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon.  Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign (non-U.S.) exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign (non-U.S.). securities. The value of such positions also could be adversely affected by: (i) other complex foreign (non-U.S.) political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign (non-U.S.) markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.
Swap Agreements and Options on Swap Agreements.  Each Portfolio may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Portfolio may invest in foreign (non-U.S.) currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Portfolio also may enter into options on swap agreements (“swaptions”).
A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.
OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign (non-U.S.) currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearing counterparties. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Consistent with a Portfolio’s investment objectives and general investment policies, certain of the Portfolios may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Portfolio may be required to pay a higher fee at each swap reset date.
A Portfolio also may enter into combinations of swap agreements in order to achieve certain economic results. For example, a Portfolio may enter into two swap transactions, one of which offsets the other for a period of time. After the offsetting swap transaction expires, the Portfolio would be left with the economic exposure provided by the remaining swap transaction. The intent of such an arrangement would be to lock in certain terms of the remaining swap transaction that the Portfolio may wish to gain exposure to in the future without having that exposure during the period the offsetting swap is in place.
A Portfolio also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio may write (sell) and purchase put and call swaptions.
Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.
A Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, a Portfolio may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Portfolio will receive a payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Certain of the Portfolios may engage in variance swaps.
Most types of swap agreements entered into by the Portfolios will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Adviser under current regulatory obligations. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities. As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Portfolios’ asset segregation and cover practices discussed herein.
A Portfolio also may enter into OTC and cleared credit default swap agreements. A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Portfolio. The protection “buyer” in an OTC credit default swap contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.
As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.
The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market-perceived credit risk rises and when spreads fall, market-perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
Credit default swap agreements sold by a Portfolio may involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk (with respect to OTC credit default swaps) and credit risk. A Portfolio will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer the Portfolio will segregate or “earmark” cash or assets determined to be liquid by PIMCO, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller the Portfolio will segregate or “earmark” cash or assets determined to be liquid by PIMCO with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of a Portfolio’s portfolio. Such segregation or “earmarking” will not limit a Portfolio’s exposure to loss.
The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps.” The CFTC has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts on certain uncleared swaps transactions, which may result in the Portfolios and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. These amounts beyond coverage of daily exposure, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent a Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. PIMCO will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Portfolios’ ability to enter into swap agreements.
Whether a Portfolio’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios’ ability to use swap agreements. The swaps market is subject to increasing regulations in both U.S. and non-U.S. markets. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. A Portfolio bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Portfolio. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Many swaps are complex and often valued subjectively.
A Portfolio also may enter into recovery locks. A recovery lock is an agreement between two parties that provides for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation. Recovery locks are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery locks generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock, the agreement terminates and no payments are made by either party. A Portfolio may enter into a recovery lock to purchase or sell a reference obligation upon the occurrence of a credit event.
Recovery locks are subject to the risk that PIMCO will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. For example, if a Portfolio enters into a recovery lock and agrees to deliver a reference obligation in exchange for a fixed payment upon the occurrence of a credit event, the value of the reference obligation or eventual recovery on the reference obligation following the credit event may be greater than the fixed payment made by the counterparty to the Portfolio. If this occurs, the Portfolio will incur a loss on the transaction. In addition to general market risks, recovery locks are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery locks is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. It may not be possible to enter into a recovery lock at an advantageous time or price. A Portfolio will only enter into recovery locks with counterparties that meet certain standards of creditworthiness.
A Portfolio’s obligations under a recovery lock will be determined daily. In connection with recovery locks in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s obligations, on a marked-to-market basis. In connection with recovery locks in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the fixed payment amount of the recovery lock (minus any amounts owed to the Portfolio, if applicable). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio’s portfolio.
Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of portfolio fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a portfolio and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a portfolio having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a portfolio (due to share purchases or redemptions, for example), potentially resulting in the portfolio being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are bilateral contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to regulatory limitations on investments in illiquid investments. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Risks of Potential Government Regulation of Derivatives.  It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, and regulation of certain market participants’ use of the same, may limit or prevent the Portfolios from using such instruments as a part of their investment strategy, and could ultimately prevent the Portfolios from being able to achieve their investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation by multiple regulators in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Portfolio to use certain instruments as part of its investment strategy.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Portfolios or the ability of the Portfolios to continue to implement their investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the United States is a changing area of law and is subject to modification by government and judicial action. The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. PIMCO will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing the Portfolio, and the limits may constrain the ability of the Portfolio to use such contracts. In addition, the CFTC in October 2020 adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. PIMCO will need to consider whether the exposure created under these contracts might exceed the new and amended limits in anticipation of the applicable compliance dates, and the limits may constrain the ability of the Portfolio to use such contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers are currently eligible, which could limit the amount of speculative OTC transaction capacity each such swap dealer would have available for the Portfolio prior to the applicable compliance date. In particular, the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Portfolio may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.
The regulation of futures, options and swaps transactions in the United States is a changing area of law and is subject to modification by government and judicial action. The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. PIMCO will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing the Portfolio, and the limits may constrain the ability of the Portfolio to use such contracts. In addition, the CFTC in October 2020 adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. PIMCO will need to consider whether the exposure created under these contracts might exceed the new and amended limits in anticipation of the applicable compliance dates, and the limits may constrain the ability of the Portfolio to use such contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers are currently eligible, which could limit the amount of speculative OTC transaction capacity each such swap dealer would have available for the Portfolio prior to the applicable compliance date.
Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have adopted the rules and regulations enacting the provisions of the Dodd-Frank Act. However, swap dealers, major market participants and swap counterparties are experiencing, and will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs. The Dodd-Frank Act and the rules promulgated thereunder may negatively impact the Portfolio’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on the Portfolio or its counterparties may impact that Portfolio’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. In addition, and as described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Portfolio’s asset segregation and cover practices discussed herein. New requirements, even if not directly applicable to the Portfolio, including margin requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.
Additional Risk Factors in Cleared Derivatives Transactions.  Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a cleared derivatives transaction, a Portfolio’s counterparty is a clearing house, rather than a bank or broker. Since the Portfolios are not members of clearing houses and only members of a clearing house can participate directly in the clearing house, the Portfolios will hold cleared derivatives through accounts at clearing members. In a cleared derivatives transactions, the Portfolios will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.
In many ways, centrally cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Portfolios may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Portfolio, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of a Portfolio to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Portfolio to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, a Portfolio is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Portfolio’s behalf. While the documentation in place between the Portfolio s and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for each Portfolio, the Portfolios are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Portfolio could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Portfolios and the clearing members is developed by the clearing members and generally is less favorable to the Portfolios than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by the Portfolios in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Portfolios’ clearing member, and the documentation typically does not give the Portfolios any rights to exercise remedies if the clearing member defaults or becomes insolvent.
Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility (a “SEF”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. This execution requirement may make it more difficult and costly for funds, such as the Portfolios, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if a Portfolio executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. A Portfolio also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Portfolio’s behalf, against any losses or costs that may be incurred as a result of the Portfolio’s transactions on the SEF. In addition, a Portfolio may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Portfolio’s behalf. In that case, the transaction might have to be terminated, and the Portfolio could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.
These and other new rules and regulations could, among other things, further restrict a Portfolio’s ability to engage in, or increase the cost to the Portfolio of, derivatives transactions, for example, by making some types of derivatives no longer available to the Portfolio, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Portfolios and the financial system are not yet known. While the new regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing will expose the Portfolios to new kinds of risks and costs.
A Note on Commodity-Linked Derivatives.  A Portfolio may seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, swap transactions, or index-linked or commodity linked structured notes.
The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A Portfolio bears the risk that the counterparty could default under a swap agreement. See “Swap Agreements and Options on Swap Agreements” above for further detail about swap transactions. Further, a Portfolio may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes, and are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. See “Structured Products” below for further discussion of these notes.
The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose a Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, a Portfolio may receive more or less principal that it originally invested. A Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.
A Portfolio’s investments in commodity-linked instruments may bear on or be limited by the Portfolio’s intention to qualify as a regulated investment company under the Code. See “Taxation.”
Asset Segregation.  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Portfolio. In such event, a Portfolio will cover its commitment under such transactions by segregating or “earmarking” assets, in which case such transactions will not be considered “senior securities” by the Portfolio. With respect to forwards, futures contracts, options and swaps that are required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted, including when a Portfolio has entered into a contractual arrangement with a third party FCM or counterparty that requires cash settlement), a Portfolio is permitted to segregate or “earmark” liquid assets equal to the Portfolio’s daily mark-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value (i.e., the market value of the reference asset underlying the forward or derivative). By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, a Portfolio will have the ability to utilize such instruments to a greater extent than if a Portfolio were to segregate or earmark liquid assets equal to the full notional value of the instrument.
Structured Products
The Portfolios may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and other products structured notes, indexed securities, equity-linked securities and equity-linked notes which are potentially high-risk investments. A structured product generally is a privately-negotiated debt or equity investment the terms of which may combine the features of a traditional stock, bond, or commodity with the features of a derivative such as an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of a commodity, currency, securities index interest rate, or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would represent a combination of the features of a bond and a purchased call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. A Portfolio may invest in structured products as a cash management tool in order to gain exposure to the relevant markets and/or to remain fully invested when more traditional securities are not available. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the investors in a structured product. The assets underlying a structures product may decline in value or default and, under certain conditions, the return on a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with an investment in a traditional bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product and its counterparties or the issuers of its underlying investments. Investors in structured products may not have direct rights against the underlying counterparties or issuers. To the extent the security is tied to derivative instruments, a Portfolio’s investments in structured products are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that structured products generally will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. Structured products also may be more volatile and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. These risks may cause significant fluctuations in the net asset value of the Portfolio. To the extent a Portfolio invests in structured products issued by foreign issuers, it will be subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies. Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Credit-Linked Securities.   Credit-linked securities generally are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. The credit-linked securities discussed herein do not include credit risk transfer securities and credit-linked notes (see “Mortgage-Related Securities and Asset-Backed Securities—Government Sponsored Enterprise Credit Risk Transfer Securities and GSE Credit-Linked Notes”). For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust.
Commodity-Linked Notes and Products.   Commodity-linked structured products provide exposure to the commodities markets. These are securities with one or more commodity-linked components that may have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Portfolios will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Structured Notes and Indexed Securities.   Structured notes are debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as structured securities other than debt securities, the interest rate or principal of which is determined by a benchmark. Indexed securities may include a multiplier that multiplies the benchmark by a specified factor and be “structured” by the purchaser and the issuer may, therefore, the value of such securities may be volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively tied to the benchmark, so that appreciation may produce an increase or a decrease in the interest rate paid on the structured note or indexed security, or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the benchmark. Therefore, the value of such notes and securities may be very volatile. To the extent a Portfolio invests in these notes and securities, however, PIMCO analyzes these notes and securities in its overall assessment of the effective duration of the Portfolio’s holdings in an effort to monitor the Portfolio’s interest rate risk.
Equity-Linked Securities and Equity-Linked Notes.  The Portfolios may invest a portion of their assets in equity-linked securities. Equity-linked securities are privately issued securities that have a return component based on the performance of a benchmark that is a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments.
An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the benchmark. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity-linked, they may return a lower amount at maturity due to a decline in value of the linked security or securities.
Delayed Funding Loans and Revolving Credit Facilities
The Portfolios may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
To the extent that a Portfolio is committed to advance additional funds, it will segregate or “earmark” assets, determined to be liquid by the Adviser, in an amount sufficient to meet such commitments.
The Portfolios may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loans and Other Indebtedness, Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loans and Other Indebtedness, Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Portfolio.
When-Issued, Delayed Delivery and Forward Commitment Transactions
A Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. These transactions may be known as to-be-announced (“TBA”) transactions. When such purchases are outstanding, the Portfolio will segregate or “earmark” liquid assets in an amount sufficient to meet the purchase price. However, such contracts that are not required to “cash settle” may be treated as such for asset segregation or “earmarking” purposes when a Portfolio has entered into a contractual arrangement with its counterparty to require the trade to be closed out or cash settled prior to or in lieu of physical settlement. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated or “earmarked.” As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Portfolios’ asset segregation and cover practices discussed herein.
When purchasing a security on a when-issued, delayed delivery or forward commitment basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, a Portfolio could miss a favorable price or yield opportunity. If a Portfolio remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When a Portfolio has sold a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date. A Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. There is no percentage limitation on the extent to which the Portfolios may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.
Standby Commitment Agreements
The Portfolios may enter into standby commitment agreements, which are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, a Portfolio receives a commitment fee based upon a percentage of the purchase price of the security. The Portfolio receives this fee whether or not it is ultimately required to purchase the security.
There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. A Portfolio may be required to limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the Portfolio’s regulatory limitation on investments in illiquid investments. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. A Portfolio will record the purchase of a standby commitment agreement, and will reflect the value of the security in the Portfolio’s net asset value, on the date on which the security can reasonably be expected to be issued.
Short Sales
A Portfolio may make short sales of securities (i) to offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline.
When a Portfolio makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Portfolio may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. If a Portfolio engages in short sales as part of a hedging strategy, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
A Portfolio may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the values of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.
To the extent that a Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid by the Adviser and that is equal to the current market value of the securities sold short (calculated daily), or will ensure that such positions are covered by offsetting positions, until the Portfolio replaces the borrowed security. Each Portfolio does not intend to enter into short sales (other than those “against the box”) if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of the Portfolio’s assets. This percentage may be varied by action of the Trustees. A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Portfolios’ asset segregation and cover practices discussed herein. The Portfolios may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Portfolio engages in short selling in foreign (non-U.S.) jurisdictions, the Portfolio will do so to the extent permitted by the laws and regulations of such jurisdiction.
144A Securities
In addition to a Portfolio’s investments in privately placed and unregistered securities, a Portfolio may also invest in securities sold pursuant to Rule 144A under the 1933 Act. Such securities are commonly known as “144A securities” and may only be resold under certain circumstances to other institutional buyers. 144A securities frequently trade in an active secondary market. As a result of the resale restrictions on 144A securities, there is a greater risk that they will become illiquid than securities registered with the SEC. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
Illiquid Investments
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, each Portfolio may invest up to 15% of its net assets in “illiquid investments” that are assets. For these purposes, “illiquid investments” are investments that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
For each Portfolio, each portfolio investment must be classified at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, a Portfolio determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Portfolio would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Portfolio takes this determination into account when classifying the liquidity of that investment. The Portfolios may be assisted in classification determinations by one or more third-party service providers. Assets classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.
Loans of Portfolio Securities
Subject to certain conditions described in the Prospectus and below, each Portfolio may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The amount of such loans by each of FISH: Series C and FISH: Series M will amount to no more than 33 1∕3% of its total assets. Each of FISH: Series R, FISH: Series TE and FISH: Series LD has no such limitation on the ability to make secured loans of its portfolio securities. A Portfolio may make such a loan provided: (i) the loan is secured continuously by collateral consisting of

U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to 102% of the market value (plus accrued interest) of the securities loaned or 105% of the market value (plus accrued interest) of the securities loaned if the borrowed securities are principally cleared and settled outside of the U.S; (ii) the Portfolio may at any time call the loan and obtain the return of the securities loaned; and (iii) the Portfolio will receive any interest or dividends paid on the loaned securities. Each Portfolio’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Portfolio in permissible investments, or a fee, if the collateral is U.S. Government securities.
Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. A Portfolio may pay lending fees to the party arranging the loan. Cash collateral received by a Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Portfolio bears the risk of such investments.
None of the Portfolios engaged in securities lending activities during the fiscal year ended December 31, 2020.
Regulatory Risk
Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by a Portfolio and the value of its investments, and limit and/or preclude a Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Many of the changes required by the Dodd-Frank Act could materially impact the profitability of the Profitability and the value of assets they hold, expose the Portfolios to additional costs, require changes to investment practices, and adversely affect the Portfolios’ ability to pay dividends. For example, the Volcker Rule’s restrictions on proprietary trading have negatively impacted fixed income market making capacity, which resulted in reduced liquidity in certain fixed income markets. Other regulations, such as the Risk Retention Rules, have increased costs for certain securitization transactions. Additional legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Portfolios’ ability to pursue their investment objectives or utilize certain investment strategies and techniques. While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Portfolios will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.
Actions by governmental entities may also impact certain instruments in which a Portfolio invests. For example, certain instruments in which a Portfolio may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the ICE Benchmark Administration ( “IBA”), the administrator of LIBOR, announced that it will cease publication of many of its LIBOR settings after December 31, 2021, and that it will cease publication of certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023. While the FCA may consult on the issue of requiring the IBA to produce certain LIBOR tenors on a synthetic basis, it has announced that all 35 LIBOR settings will either cease to be provided by any administrator or will no longer be representative as of the dates published by the IBA. The Board of Governors of the Federal Reserve System, Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Portfolio’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by a Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.
In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Portfolios’ asset segregation and cover practices discussed herein. The final rule requires a Portfolio to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Portfolio satisfies a “limited derivatives users” exception that is included in the final rule. Under the final rule, when a Portfolio trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a Portfolio’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Portfolio satisfies the limited derivatives users exception, but for portfolios subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit a Portfolio’s securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of a Portfolio to use derivatives, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors. PIMCO cannot predict the effects of these regulations on the Portfolios. PIMCO intends to monitor developments and seek to manage the Portfolios in a manner consistent with achieving the Portfolios’ investment objectives, but there can be no assurance that it will be successful in doing so.
In December 2020, the SEC adopted a rule for the fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolios is uncertain at this time.
Government Intervention in Financial Markets
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. For example, in response to the outbreak of COVID-19, Congress has approved stimulus intended to offset the severity and duration of the adverse economic effects of COVID-19 and related disruptions in economic and business activity. Many central banks across Europe, Asia and elsewhere have similarly announced and/or adopted economic relief packages. The introduction and adoption of these packages could cause market disruption and volatility. In addition, the end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature.
In addition, instability in the financial markets during and after the 2008-2009 financial downturn also led the U.S. Government and governments across the world to take a number of actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the

Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolios themselves are regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ portfolio holdings. Furthermore, volatile financial markets can expose the Portfolios to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolios. The Portfolios have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. PIMCO will monitor developments and seek to manage the Portfolios in a manner consistent with achieving each Portfolio’s investment objective, but there can be no assurance that it will be successful in doing so.
The value of a Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, issuers of securities held by a Portfolio may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.
U.S. Government Securities
U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolios’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the VA. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Under the direction of the FHFA, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a UMBS (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.
U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Preferred Securities
Each Portfolio may invest in preferred securities of U.S. issuers or, in the case of FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD, foreign issuers. Preferred securities represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.
Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Fixed Rate Preferred Securities.   Some fixed rate preferred securities in which a Portfolio may invest, known as perpetual preferred securities, offer a fixed return with no maturity date. Because they never mature, perpetual preferred securities act like longterm bonds and can be more volatile than and more sensitive to changes in interest rates than other types of preferred securities that have a maturity date. The Portfolios may also invest in sinking fund preferred securities. These preferred securities also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred securities makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred securities.
Adjustable Rate and Auction Preferred Securities.   Typically, the dividend rate on an adjustable rate preferred security is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on another type of preferred securities in which the Portfolios may invest, commonly known as auction preferred securities, is adjusted at intervals that may be more frequent than quarterly, such as every 7 or 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred securities currently outstanding are perpetual, but are redeemable after a specified date, or upon notice, at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred securities are generally adjusted or reset frequently, the market values of these preferred securities may still fluctuate in response to changes in interest rates. Market values of adjustable preferred securities also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. Auctions for U.S. auction preferred securities have failed since early 2008, and the dividend rates payable on such preferred shares since that time typically have been paid at their maximum applicable rate (typically a function of a reference rate of interest). The Adviser expects that auction preferred securities will continue to pay dividends at their maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for auction preferred securities may resume normal functioning.
Repurchase Agreements
Each Portfolio may enter into repurchase agreements, which involve an agreement to purchase a security and to sell that security back to the original seller at the Portfolio’s cost of purchasing the security plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio may seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Please refer to “Illiquid Investments” above for further discussion of regulatory considerations and constraints relating to investment liquidity.

Portfolio Operations
Operational Risk.   An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While the Portfolios seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Portfolio.
Market Disruptions Risk.   The Portfolios are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolios’ service providers, including PIMCO as the Portfolios’ investment adviser, rely, and could otherwise disrupt the Portfolios’ service providers’ ability to fulfill their obligations to the Portfolios.
The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolios hold, and may adversely affect the Portfolios’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolios. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Portfolios being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments. These and other developments may adversely affect the liquidity of the Portfolios’ holdings (see Liquidity Risk in the prospectus for further details).
Cyber Security Risk.   As the use of technology has become more prevalent in the course of business, the Portfolios have become potentially more susceptible to operational and informational security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Portfolio to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Portfolio’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Portfolio’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Portfolio invests can also subject a Portfolio to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Portfolio invests could adversely impact such counterparties or issuers and cause the Portfolio’s investments to lose value. Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; or additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
Like with operational risk in general, the Portfolios have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Portfolios do not directly control the cyber security systems of issuers in which the Portfolios may invest, trading counterparties or third party service providers to the Portfolios. There is also a risk that cyber security breaches may not be detected. The Portfolios and their shareholders could be negatively impacted as a result.
Investment Restrictions
Fundamental Investment Restrictions
FISH: Series C and FISH: Series M. The investment restrictions set forth below are fundamental policies of each of FISH: Series C and FISH: Series M and may not be changed with respect to each of those Portfolios without shareholder approval by vote of a majority of the outstanding voting securities of that Portfolio. Under these restrictions, neither of these Portfolios may:
(1)
borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Portfolio’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;
(2)
invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);
(3)
with respect to 50% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
(4)
with respect to 50% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
(5)
purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;
(6)
purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;
(7)
purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;
(8)
borrow money, or pledge, mortgage or hypothecate its assets, except that a Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Portfolio’s assets);
(9)
issue senior securities, except insofar as such Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with the Portfolio’s borrowing policies (for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security);
(10)
lend any funds or other assets, except that such Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; or
(11)
act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
FISH: Series R. The investment restrictions set forth below are fundamental policies of FISH: Series R and may not be changed with respect to the Portfolio without shareholder approval by vote of a majority of the outstanding voting securities of the Portfolio. Under these restrictions, the Portfolio may not:
(1)
borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
(2)
concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
(3)
purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;
(4)
purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;
(5)
purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;
(6)
make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time; or
(7)
act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
FISH: Series TE. The investment restrictions set forth below are fundamental policies of FISH: Series TE and may not be changed with respect to the Portfolio without shareholder approval by vote of a majority of the outstanding voting securities of the Portfolio. Under these restrictions, the Portfolio may not:

(1)
borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
(2)
concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
(3)
purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;
(4)
purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Portfolio may use USD Libor Swaps, US Treasury Futures, MCDX, and UST Options for hedging purposes;
(5)
purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction. However, the Portfolio may invest up to 30% of its assets in Tender Option Bonds to create leverage;
(6)
make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time; or
(7)
act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
FISH: Series LD. The investment restrictions set forth below are fundamental policies of FISH: Series LD and may not be changed with respect to the Portfolio without shareholder approval by vote of a majority of the outstanding voting securities of the Portfolio. Under these restrictions, the Portfolio may not:
(1)
borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
(2)
concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
(3)
purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;
(4)
purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;
(5)
purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;
(6)
make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time; or
(7)
act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

All Portfolios: Each Portfolio was previously registered as a non-diversified investment company; however, by operation of Rule 13a-1 under the 1940 Act, each Portfolio’s classification has since changed from non-diversified to diversified. This means that each Portfolio may not, with respect to 75% of the Portfolio’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. No Portfolio may change its classification from diversified to non-diversified without shareholder approval by vote of a majority of the outstanding voting securities of the Portfolio.
Non-Fundamental Investment Restrictions
The Portfolios are also subject to the following non-fundamental restrictions, as indicated (which may be changed without shareholder approval).
Each of FISH: Series C, FISH: Series M, FISH: Series R and FISH: Series LD may not, under normal circumstances, invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities. FISH: Series TE may not, under normal circumstances, invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. fixed income instruments consisting of debt securities whose interest is, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. For purposes of each of the foregoing non-fundamental restrictions, derivative instruments with economic characteristics similar to fixed income securities will be treated as fixed income securities. A Portfolio may not change its non-fundamental investment restriction unless the Portfolio provides shareholders with the notice required by Rule 35d-1 under the 1940 Act, as it may be amended from time to time.
A Portfolio may not invest more than 15% of its net assets in illiquid investments that are assets, as determined pursuant to Rule 22e-4 under the 1940 Act and the Portfolio’s procedures adopted thereunder.
Other Information Regarding Investment Restrictions
Unless otherwise indicated, all limitations applicable to a Portfolio’s investments apply only at the time of investment. Any subsequent change in a rating assigned by any rating service to a security, or change in the percentage of a Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio’s total assets, will not require the Portfolio to dispose of an investment. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. FISH: Series R, FISH: Series TE and FISH: Series LD (each, a “Borrowing Portfolio” and, together, the “Borrowing Portfolios”) interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for those Portfolios, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. Pursuant to an exemptive order issued by the SEC on November 19, 2001, the Borrowing Portfolios may enter into transactions with affiliated money market and/or short-term bond funds (the “Central Funds”) with respect to the use of daily excess cash balances of the Central Funds in inter-fund lending transactions for temporary cash management purposes. The interest paid by a Borrowing Portfolio in such an arrangement will be less than that otherwise payable for an overnight loan, and will be in excess of the overnight rate the Central Funds could otherwise earn as lender in such a transaction.
Pursuant to an exemptive order issued by the SEC on November 20, 2017, the Portfolios, along with other registered investment companies in the PIMCO funds family may engage in interfund lending transactions, to the extent such participation is consistent with each Portfolio’s investment objective and investment policies. As part of the interfund lending program, PIMCO-sponsored funds, including the Portfolios, will have the ability to lend to and borrow from other PIMCO-sponsored funds, as detailed in the exemptive relief (the “Interfund Lending Program”).
Any loan made through the Interfund Lending Program would be preferable to borrowing from a bank from the perspective of a borrowing fund (i.e., at a lower interest rate) and more beneficial than an alternative short-term investment from the perspective of a lending fund (i.e., at a higher rate of return). The term of an interfund loan is limited to the time required to receive payment for securities sold, but in no event more than seven days. In addition, an interfund loan is callable with one business day’s notice. All loans are for temporary purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the bank loan rate.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. No fund may borrow more than the amount permitted by its investment limitations and all loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees.
No borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the interfund loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an interfund loan is not available. If a borrowing fund is unable to repay the loan when due, a delay in repayment to the lending fund could result in a lost investment opportunity for the lending fund.
Pursuant to policies adopted by the Portfolios’ Board of Trustees, purchased OTC options and the assets used as cover for OTC options written by a Portfolio may be treated as liquid. Please refer to “Illiquid Investments” above for further discussion of regulatory considerations and constraints relating to investment liquidity. It is noted that, while regulatory guidance indicates that assets used for cover may be considered “encumbered,” the liquidity classification of assets used for cover is not affected by their status as being used for cover.
Each Portfolio would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry. Each Portfolio interprets its policy with respect to concentration in a particular industry under Fundamental Investment Restriction 2, above, to apply to direct investments in the securities of issuers in a particular industry, and to any other investments, such as certain derivatives, that may properly be assigned to a particular industry, as defined by the Portfolios. For purposes of this restriction, a foreign government is considered to be an industry. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to a Portfolio’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, municipal bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to a Portfolio’s industry concentration restrictions. In the case of privately issued mortgage-related securities, or any ABS, the Trust takes the position that such securities do not represent interests in any particular “industry” or group of industries. The Portfolios’ industry concentration policy also does not preclude the Portfolios from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).
A Portfolio may invest in certain derivative instruments which, while representing a relatively small amount of the Portfolio’s net assets, provide a greater amount of economic exposure to a particular industry. To the extent that a Portfolio obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.
The phrase “shareholder approval,” as used in the Prospectus and this Statement of Additional Information, and the phrase a “vote of a majority of the outstanding voting securities,” as used herein, mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Portfolio or the Trust, as the case may be, or (2) 67% or more of the shares of a Portfolio or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. To the extent a Portfolio covers its commitment under a reverse repurchase agreement or other derivative instrument by the designation of assets determined to be liquid, equal in value to the amount of the Portfolio’s commitment, such instrument will not be considered a “senior security” for purposes of the Portfolios’ limitations on borrowings.
For purposes of a Portfolio’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act, the Portfolio will count derivative instruments at market value.
For purposes of other investment policies and restrictions, the Portfolios may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). For example, a Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or less than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
From time to time, a Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Portfolio, and the acquisition is determined to be beneficial to Portfolio shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Unless otherwise indicated, all percentage limitations on Portfolio investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not: (i) specifically included in this “Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Portfolio’s acquisition of securities or instruments through a Voluntary Action.
Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or TBA transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Portfolio to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. A TBA purchase commitment is a security that is purchased or sold for a fixed price and the underlying securities are announced at a future date. Recently finalized FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. TBAs have historically not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. Similarly, as certain standardized swap agreements transition from OTC trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a Portfolio may “roll” an existing OTC swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Portfolio’s entry into the initial position). In addition and notwithstanding the foregoing, for purposes of this policy, those Non-Fundamental Investment Restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. The Portfolios will test for compliance with Elective Investment Restrictions at the time of a Portfolio’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to a Portfolio’s subsequent acquisition of securities or instruments through a Roll Transaction.
A Portfolio’s investment policies, limitations, or practices are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this Statement of Additional Information or in the Prospectus). Pursuant to the discretion of PIMCO, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. During such periods, a Portfolio may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.
For temporary or defensive purposes, each Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when the Adviser deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objectives.
Management Of The Trust
Trustees and Officers
The business of the Trust is managed under the direction of the Trust’s Board of Trustees (the “Board”). Subject to the provisions of the Trust’s Third Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”), as may be amended from time to time, its Bylaws, as may be amended from time to time, and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibilities, including the election and removal of the Trust’s officers.
Board Leadership Structure
The Board consists of eight Trustees, six of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust or of the Adviser (the “Independent Trustees”), which represents 75% of Board members that are Independent Trustees. An Independent Trustee serves as Chair of the Trustees and is selected by a vote of the majority of the Independent Trustees. The Chair of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.
The Board meets regularly four times each year to discuss and consider matters concerning the Trust and the Portfolios, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel.
The Board has established five standing Committees to facilitate the oversight of the management of the Trust: the Audit Oversight Committee, the Governance and Nominating Committee, the Valuation Oversight Committee, the Contracts Committee and the Performance Committee. The functions and role of each Committee are described below under “— Committees of the Board of Trustees.” The membership of each Committee (other than the Performance Committee) consists of only the Independent Trustees. The Performance Committee consists of all the Trustees. The Independent Trustees believe that participation on each Committee allows them to participate in the full range of the Board’s oversight duties.
The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees (with the exception of the Performance Committee), is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the predominant role of the Adviser in the day-to-day management of the Portfolios’ affairs, the extent to which the work of the Board is conducted through the Committees, the number of funds in the fund complex overseen by members of the Board that, the variety of asset classes those funds include, the assets of each Portfolio and the other funds in the fund complex and the management and other service arrangements of each Portfolio and such other funds. The Board also believes that its structure, including the presence of two Trustees who are executives with Adviser or Adviser-affiliated entities, facilitates an efficient flow of information concerning the management of the Trust to the Independent Trustees.
Risk Oversight  The Portfolios have retained the Adviser to provide investment advisory services and administrative services. Accordingly, the Adviser is immediately responsible for the management of risks that may arise from Portfolio investments and operations. Some employees of the Adviser serve as the Trust’s officers, including the Trust’s principal executive officer, principal financial and accounting officer, chief compliance officer and chief legal officer. The Adviser and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage different types of risks associated with the Trust’s activities. The Board oversees the performance of these functions by the Adviser and the Trust’s other service providers, both directly and through the Committee structure it has established. The Board receives from the Adviser a wide range of reports, both on a regular and as-needed basis, relating to the Portfolios’ activities and to the actual and potential risks of the Portfolios and the Trust as a whole. These include reports on investment and market risks, custody and valuation of the Portfolios’ assets, compliance with applicable laws, and the Portfolio’s financial accounting and reporting. The Board also regularly receives, from the Portfolios’ principal underwriter, reports regarding distribution, sales and marketing of each Portfolio’s shares, as well as related risks. In addition, the Board meets periodically with the portfolio managers of the Portfolios or their delegates to receive reports regarding the portfolio management of the Portfolios and their performance, including their investment risks. In the course of these meetings and discussions with the Adviser, the Board has emphasized the importance of the Adviser maintaining vigorous risk management programs and procedures with respect to the Trust.
In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within PIMCO’s organization, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.
The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Portfolios can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Portfolios’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.
The Trustees and officers of the Trust, their year of birth, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the Fund Complex that the Trustee oversees and any other public company directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Trustees of the Trust
Name and Year of Birth and Position(s) Held with the Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex***** Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees*
Deborah A. DeCotis 1952 Chair of the Board, Trustee	Chair since 2019, Trustee since 2011.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010- 2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	29	Trustee, Allianz Funds (2011-2021); Trustee, Virtus Funds (2021-Present).
Sarah E. Cogan 1956 Trustee	Since 2019.	Retired Partner, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	29	Trustee, Allianz Funds (2019-2021); Trustee, Virtus Funds (2021-Present).

Name and Year of Birth and Position(s) Held with the Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex***** Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Hans W. Kertess 1939 Trustee	Since 2005.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	29	Trustee, Allianz Funds (2004-2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present).
Joseph B. Kittredge, Jr. 1954 Trustee	Since 2020.	Trustee, Vermont Law School (since 2019); Director and Treasurer, Center for Reproductive Rights (since 2015). Formerly, Director (2013 to 2020) and Chair (2018 to 2020), ACLU of Massachusetts; General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009-2015); President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011-2013).	29	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011-2018).
William B. Ogden, IV 1945 Trustee	Since 2006.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	29	Trustee, Allianz Funds (2006-2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present).

Name and Year of Birth and Position(s) Held with the Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex***** Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Alan Rappaport 1953 Trustee	Since 2010.
Adjunct Professor,
New York University
Stern School of
Business (since 2011);
Lecturer, Stanford
University Graduate
School of Business
(since 2013); and
Director, Victory
Capital Holdings, Inc.,
an asset management
firm (since 2013).
Formerly, Advisory
Director (formerly
Vice Chairman),
Roundtable
Investment Partners
(2009-2018); Member
of Board of Overseers,
NYU Langone
Medical Center
(2015-2016); Trustee,
American Museum of
Natural History
(2005-2015); Trustee,
NYU Langone
Medical Center
(2007-2015); and Vice
Chairman (formerly,
Chairman and
President), U.S. Trust
(formerly, Private
Bank of Bank of
America, the
predecessor entity of
U.S. Trust)
(2001-2008).
			29	Trustee, Allianz Funds (2010-2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present).

Name and Year of Birth and Position(s) Held with the Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex***** Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees***
David N. Fisher**** 1968 Trustee	Since 2019.	Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts, PIMCO (since 2021); Managing Director and Head of Traditional Product Strategies, PIMCO (2015-2021); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	29	None

Name and Year of Birth and Position(s) Held with the Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex***** Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
John C. Maney**** 1959 Trustee	Since 2006.	Consultant to PIMCO (since January 2020); Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since 2017). Formerly, Managing Director of Allianz Asset Management of America L.P. (2005-2019); member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P (2006-2019); Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	29	None
*
“Independent Trustees” are those Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act.
**
Under the Trust’s Declaration of Trust, a Trustee serves during the continued lifetime of a Portfolio until he or she dies, resigns or is removed, or, if sooner, until the election and qualification of his or her successor.
***
Messrs. Fisher and Maney each are an “interested person” of each Portfolio, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with PIMCO and its affiliates.
****
The business address of this Trustee is c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, CA 92660.
*****
The Term “Fund Complex” as used herein includes the Portfolios and any other registered investment company (i) that holds itself out to investors as a related company for purposes of investment and investor services; or (ii) for which PIMCO or an affiliate of PIMCO serves as primary investment adviser. Prior to February 1, 2021, the Fund Complex would have included a number of open- and closed-end funds advised by Allianz Global Investors U.S. LLC (“AllianzGI”), an affiliate of PIMCO. Effective February 1, 2021 (and February 26, 2021 with respect to Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund), however, Virtus Investment Advisers, Inc. (“Virtus”) became the primary investment adviser of those funds (such Virtus-advised funds, the “Former Allianz-Managed Funds”), and therefore they are no longer included within the definition of Fund Complex as used herein. AllianzGI has been appointed to serve as sub-adviser to most of the remaining Former Allianz-Managed Funds.

Executive Officers
Name, Year of Birth and Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Eric D. Johnson** 1970 President	Since 2019
Executive Vice President and Head of Funds Business
Group Americas, PIMCO. President, PIMCO-Sponsored
Closed-End Funds, PIMCO-Sponsored Interval Funds,
PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO
ETF Trust, PIMCO Equity Series and PIMCO Equity
Series VIT.

Keisha Audain-Pressley*** 1975 Chief Compliance Officer	Since 2018
Executive Vice President and Deputy Chief Compliance
Officer, PIMCO. Chief Compliance Officer,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Funds, PIMCO Variable Insurance
Trust, PIMCO ETF Trust, PIMCO Equity Series and
PIMCO Equity Series VIT.

Ryan G. Leshaw** 1980 Chief Legal Officer	Since 2019
Executive Vice President and Senior Counsel, PIMCO.
Chief Legal Officer, PIMCO-Sponsored Closed-End
Funds, PIMCO-Sponsored Interval Funds. Vice President,
Senior Counsel and Secretary, PIMCO Funds, PIMCO
Variable Insurance Trust, PIMCO ETF Trust, PIMCO
Equity Series and PIMCO Equity Series VIT. Formerly,
Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner*** 1976 Senior Vice President	Since 2019
Executive Vice President and Head of Americas
Operations, PIMCO. Senior Vice President,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Funds, PIMCO Variable Insurance
Trust, PIMCO ETF Trust, PIMCO Equity Series and
PIMCO Equity Series VIT.

Peter G. Strelow** 1970 Senior Vice President	Since 2019
Managing Director and Co-Chief Operating Officer,
PIMCO. Senior Vice President, PIMCO-Sponsored
Closed-End Funds, PIMCO-Sponsored Interval Funds,
PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO
ETF Trust, PIMCO Equity Series and PIMCO Equity
Series VIT. Formerly, Chief Administrative Officer,
PIMCO.

Wu-Kwan Kit** 1981 Vice President, Senior Counsel and Secretary	Since 2018
Senior Vice President and Senior Counsel, PIMCO. Vice
President, Senior Counsel and Secretary,
PIMCO-Sponsored Closed-End Funds and
PIMCO-Sponsored Interval Funds. Assistant Secretary,
PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO
ETF Trust, PIMCO Equity Series and PIMCO Equity
Series VIT. Formerly, Assistant General Counsel, VanEck
Associates Corp.

Jeffrey A. Byer** 1976 Vice President	Since 2020
Executive Vice President, PIMCO. Vice President,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Funds, PIMCO Variable Insurance
Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO
Equity Series VIT.

Elizabeth A. Duggan** 1964 Vice President	Since March 2021
Executive Vice President, PIMCO. Vice President,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Funds, PIMCO Variable Insurance
Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO
Equity Series VIT.

Name, Year of Birth and Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Brian J. Pittluck** 1977 Vice President	Since 2020
Senior Vice President, PIMCO. Vice President,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Funds, PIMCO Variable Insurance
Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO
Equity Series VIT.

Bijal Y. Parikh** 1978 Treasurer	Since January 2021
Senior Vice President, PIMCO. Treasurer,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Funds, PIMCO Variable Insurance
Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO
Equity Series VIT.

Colleen D. Miller*** 1980 Deputy Treasurer	Since 2020
Senior Vice President, PIMCO. Deputy Treasurer,
PIMCO-Sponsored Closed-End Funds and
PIMCO-Sponsored Interval Funds. Assistant Treasurer,
PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO
ETF Trust, PIMCO Equity Series and PIMCO Equity
Series VIT.

Erik C. Brown**** 1967 Assistant Treasurer	Since 2015
Executive Vice President, PIMCO. Assistant Treasurer,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Funds, PIMCO Variable Insurance
Trust, PIMCO ETF Trust, PIMCO Equity Series and
PIMCO Equity Series VIT.

Brandon T. Evans** 1982 Assistant Treasurer	Since 2019
Vice President, PIMCO. Assistant Treasurer,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Funds, PIMCO Variable Insurance
Trust, PIMCO ETF Trust, PIMCO Equity Series and
PIMCO Equity Series VIT.

Jason J. Nagler**** 1982 Assistant Treasurer	Since 2015
Senior Vice President, PIMCO. Assistant Treasurer,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Funds, PIMCO Variable Insurance
Trust, PIMCO ETF Trust, PIMCO Equity Series and
PIMCO Equity Series VIT.

H. Jessica Zhang*** 1973 Assistant Treasurer	Since 2020
Senior Vice President, PIMCO. Assistant Treasurer,
PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored
Interval Funds, PIMCO Funds, PIMCO Variable Insurance
Trust, PIMCO ETF Trust, PIMCO Equity Series and
PIMCO Equity Series VIT.

(*)
The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.
(**)
The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, CA 92660.
(***)
The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

(****)
The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.
Trustee Qualifications —  The Board has determined that each Trustee is qualified to serve as such based on several factors (none of which alone is decisive). Each Trustee, with the exception of Mr. Kittredge, has served in such role for several years. Mr. Kittredge formerly served as a Partner and General Counsel at the investment management firm of Grantham, Mayo, Van Otterloo & Co. LLC and President, CEO, and Trustee of the GMO Trust and the GMO Series Trust. Accordingly, each Trustee is knowledgeable about the Portfolios’ business and service provider arrangements and, with the exception of Mr. Kittredge, has also served for several years as trustee or director to a number of other investment companies advised by PIMCO and/or its affiliates with similar arrangements to that of the Portfolios. Among the factors the Board considers when concluding that an individual is qualified to serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Portfolios, were a significant factor in the determination by the Board that the individual is qualified to serve as a Trustee of the Trust. The following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Sarah E. Cogan —  Ms. Cogan has substantial legal experience in the investment management industry, having served as a partner at a large international law firm in the corporate department for over 25 years and as former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her experience as counsel to the Independent Trustees of the Trust and as counsel to other independent trustees, investment companies and asset management firms.
Deborah A. DeCotis —  Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a former Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.
David N. Fisher —  Mr. Fisher has substantial executive experience in the investment management industry. Mr. Fisher is a Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts at PIMCO. In this  role, he oversees PIMCO’s major Global Wealth Management client partnerships. Prior to taking on this position, Mr. Fisher was Head of Traditional Product Strategies at PIMCO, where he oversaw teams of product strategists covering core and non-core fixed income strategies as well as the firm’s suite of equity strategies, was a Global Bond Strategist at PIMCO, and has managed PIMCO’s Total Return Strategy since 2014. Because of his familiarity with PIMCO and its affiliates, Mr. Fisher serves as an important information resource for the Independent Trustees and as a facilitator of communication with PIMCO.
Hans W. Kertess —  Mr. Kertess has substantial experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co. and a Senior Adviser of Royal Bank of Canada Capital Markets, and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant experience in the investment banking industry.
Joseph B. Kittredge, Jr. —  Mr. Kittredge has substantial experience in the investment management industry, having served for thirteen years as General Counsel to Grantham, Mayo, Van Otterloo & Co. LLC, the adviser to the GMO mutual fund complex, and as a Trustee and senior officer for Funds in the GMO complex. Previously, he was a partner at a large international law firm. Mr. Kittredge has extensive experience in asset management regulation and has provided legal advice to investment company boards, registered funds and their sponsors with respect to a broad range of financial, legal, tax, regulatory and other issues. He also serves as the Audit Oversight Committee's Chair and has been determined by the Board to be an “audit committee financial expert.”

John C. Maney —  Mr. Maney has substantial executive and board experience in the investment management industry. Prior to January 2020, he served in a variety of senior-level positions with investment advisory firms affiliated with the Adviser, including Allianz Asset Management of America L.P. (the Adviser’s U.S. parent company). In addition, Mr. Maney currently provides various services to the Adviser as a consultant. Because of his familiarity with the Adviser and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with the Adviser and its affiliates.
William B. Ogden, IV —  Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for, and provide mergers and acquisition advisory services to, asset managers and investment advisers. He also has significant experience with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.
Alan Rappaport —  Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the Private Bank of Bank of America and as Vice Chairman of U.S. Trust and as an Advisory Director of an investment firm.
Committees of the Board of Trustees
Audit Oversight Committee.   The Board has established an Audit Oversight Committee currently consisting of Messrs. Kertess, Kittredge, Ogden, Rappaport and Mses. DeCotis and Cogan, each of whom is an Independent Trustee. Mr. Kittredge is the current Chair of the Audit Oversight Committee. The Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Trust and, among other things, determines the selection of an independent registered public accounting firm for the Trust and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Trust and approves non-audit services to be performed by the auditors for certain affiliates, including PIMCO and entities in a control relationship with the Adviser that provide services to the Trust where the engagement relates directly to the operations and financial reporting of the Trust. The Audit Oversight Committee considers the possible effect of those services on the independence of the Trust’s independent registered public accounting firm. The Audit Oversight Committee convened six times during the fiscal year ended December 31, 2020.
Governance and Nominating Committee.   The Board has established a Governance and Nominating Committee composed solely of Independent Trustees, currently consisting of Messrs. Kertess, Kittredge, Ogden, Rappaport and Mses. DeCotis and Cogan. Ms. DeCotis is the current Chair of the Governance and Nominating Committee. The primary purposes and responsibilities of the Governance and Nominating Committee are: (i) advising and making recommendations to the Board on matters concerning Board governance and related Trustee practices, and (ii) the screening and nomination of candidates for election to the Board as Independent Trustees.
The responsibilities of the Governance and Nominating Committee include considering and making recommendations to the Portfolios’ Board regarding: (1) governance, retirement and other policies, procedures and practices relating to the Board and the Trustees; (2) in consultation with the Chair of the Trustees, matters concerning the functions and duties of the Trustees and committees of the Board; (3) the size of the Board and, in consultation with the Chair of the Trustees, the Board’s committees and their composition; and (4) Board and committee meeting procedures. The Committee will also periodically review and recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by each Portfolio to the Independent Trustees for their services on the Board and any committees on the Board.
The Governance and Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected. During the fiscal year ended December 31, 2020, the Governance and Nominating Committee met four times.
Qualifications, Evaluation and Identification of Trustee Nominees.  The Governance and Nominating Committee of the Trust requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, the Governance Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Portfolios’ investment adviser, (iv) the Portfolios’ shareholders and (v) any other source the Committee deems to be appropriate. The Governance and Nominating Committee may, but is not required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.
Consideration of Candidates Recommended by Shareholders.  The Governance and Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustees, provided that the recommending shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates”, which are set forth as Appendix A to the Trust’s Governance and Nominating Committee Charter and attached as Appendix B to this Statement of Additional Information. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Once each quarter, if any shareholder recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new shareholder recommendations. Because the Trust does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept shareholder recommendations on a continuous basis. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix A to the Governance and Nominating Committee Charter, which is attached to this Statement of Additional Information as Appendix B for details.
The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of Trustees.
Diversity.  The Governance and Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Portfolios (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Portfolios.
Valuation Oversight Committee.  The Board has established a Valuation Oversight Committee, currently consisting of Messrs. Kertess, Kittredge, Ogden and Rappaport and Mses. DeCotis and Cogan. Mr. Ogden is the Chair of the Valuation Oversight Committee. The Valuation Oversight Committee has been delegated responsibility by the Board for overseeing determination of the fair value of each Portfolio’s portfolio securities and other assets on behalf of the Board in accordance with the Trusts’ valuation procedures. The Valuation Oversight Committee reviews and approves procedures for the fair valuation of each Portfolio’s portfolio securities and periodically reviews information from the Adviser regarding fair value determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances as specified in the Trust’s valuation policies, the Valuation Oversight Committee may also determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. During the fiscal year ended December 31, 2020, the Valuation Oversight Committee met four times.
Contracts Committee.  The Board has established a Contracts Committee, currently consisting of Messrs. Kertess, Kittredge, Ogden, Rappaport and Mses. DeCotis and Cogan. Ms. Cogan serves as the Chair of the Contracts Committee. The Contracts Committee meets as the Board deems necessary to review the performance of, and the reasonableness of the fees paid to, as applicable, the Portfolios’ investment adviser(s) and any sub-adviser(s), administrators(s) and principal underwriters(s) and to make recommendations to the Board regarding the approval and continuance of the Portfolios’ contractual arrangements for investment advisory, sub-advisory, administrative and distribution services, as applicable. During the fiscal year ended December 31, 2020, the Contracts Committee met five times.
Performance Committee.  The Board has established a Performance Committee currently consisting of Messrs. Kertess, Kittredge, Ogden, Rappaport, Maney and Fisher and Mses. DeCotis and Cogan. Mr. Rappaport serves as the Chair of the Performance Committee. The Performance Committee’s responsibilities include reviewing the performance of the Portfolios and any changes in investment philosophy, approach and personnel of the Portfolios’ Adviser. During the fiscal year ended December 31, 2020, the Performance Committee met four times.

Securities Ownership
For each Trustee, the following table discloses the dollar range of equity securities in the Trust beneficially owned by the Trustee and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust's family of investment companies as of December 31, 2020.
Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Sarah E. Cogan	None	$50,001-$100,000
Deborah A. DeCotis	None	Over $100,000
Hans W. Kertess	None	Over $100,000
Joseph B. Kittredge, Jr.	None	Over $100,000
William B. Ogden, IV	None	Over $100,000
Alan Rappaport	None	Over $100,000
Interested Trustee
David N. Fisher	None	Over $100,000
John C. Maney	None	Over $100,000
*
The term “Family of Investment Companies” as used herein includes the Portfolios and the following registered investment companies: PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Dynamic Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Income Opportunity Fund, PCM Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Global StocksPLUS®& Income Fund and PIMCO Strategic Income Fund, Inc., PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.
To the Trust’s knowledge, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust as of December 31, 2020 by Independent Trustees and their immediate family members:
Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Sarah E. Cogan	None	None	None	None	None
Deborah A. DeCotis	None	None	None	None	None
Hans W. Kertess	None	None	None	None	None
Joseph B. Kittredge, Jr.	None	None	None	None	None
William B. Ogden, IV1	None	None	None	None	None
Alan Rappaport	None	None	None	None	None
1
Mr. Ogden owns a less than 1% limited liability company interest in PIMCO Global Credit Opportunity Onshore Fund LLC, a PIMCO-sponsored private investment vehicle.

Trustees’ Compensation
Each of the Independent Trustees also serves as a trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO High Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Global StocksPLUS® & Income Fund, PCM Fund, Inc., PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund, and PIMCO Energy and Tactical Credit Opportunities Fund, each a closed-end fund for which the Adviser serves as investment manager (together, the “PIMCO Closed-End Funds”), PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed-end management investment company that is operated as an “interval fund” for which PIMCO serves as investment manager (the “PIMCO Interval Funds”) and the Trust (together with the PIMCO Interval Funds and the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). As indicated above, certain of the officers of the Trust are affiliated with the Adviser.
Each Independent Trustee receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chair of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chair receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.
Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as among the Trust, the PIMCO Interval Funds and the PIMCO Closed-End Funds. Trustee compensation and other costs are then further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.
The Trust has no employees. The Trust’s officers and Interested Trustees (Mr. Fisher and Mr. Maney) are compensated by the Adviser or its affiliates, as applicable.
The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below).
The following table sets forth information regarding the compensation received by the Independent Trustees for the fiscal year ended December 31, 2020. The Independent Trustees received the compensation set forth in the table below for serving as Trustees of the Trust and other funds in the same Fund Complex as the Trust. Each officer and each Trustee who is a director, officer, partner, member or employee of the Investment Manager, or of any entity controlling, controlled by or under common control with the Investment Manager, including any Interested Trustee, serves without any compensation from the Trust.
Name of Person, Position	Aggregate Compensation From Trust for the Fiscal Year Ended December 31, 2020*	Pension Or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid To Trustees as of Year-Ended December 31, 2020**
Sarah E. Cogan	$ 22,500	N/A	N/A	$ 470,000
Deborah A. DeCotis	$ 30,000	N/A	N/A	$ 535,000
James A. Jacobson***	$ 27,500	N/A	N/A	$ 535,000
Hans W. Kertess	$ 22,500	N/A	N/A	$ 460,000
Jospeh B. Kittredge	$ 16,875	N/A	N/A	$ 168,750
William B. Ogden, IV	$ 22,500	N/A	N/A	$ 465,000
Alan Rappaport	$ 22,500	N/A	N/A	$535,000
*
Messrs. Fisher and Maney are interested Persons of the Portfolios and do not receive compensation from the Portfolios for their services as Trustees.

**
As of December 31, 2020, the “Fund Complex” as used herein included the PIMCO-Managed Funds and the Former Allianz-Managed Funds. As of December 31, 2020, the Trustees served on the boards of the following number of portfolios in the Fund Complex: for Ms. Cogan, 60; for Mr. Kittredge, 29; for each of Messrs. Fisher and Maney, 28; and for each of Ms. DeCotis and Messrs. Kertess, Ogden and Rappaport, 61. For the calendar year ended December 31, 2020, amounts received by the Trustees from PIMCO-Managed Funds were: for Ms. Cogan, $225,000; for Ms. DeCotis, $300,000; for Mr. Jacobson, $275,000; for each of Messrs. Kertess, Ogden and Rappaport, $225,000; and for Mr. Kittredge, $168,750. These amounts are included in the Fund Complex totals in the table above.
*** Mr. Jacobson resigned from the Board effective December 31, 2020.
Code of Ethics
The Trust, the Adviser and principal underwriter have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. The codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Proxy Voting Policies and Procedures
PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Trust has adopted the Proxy Policy of PIMCO when voting proxies on behalf of the Trust. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.
With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.
With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposal directly.
PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action.
With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.
PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. Information about how PIMCO voted each Portfolio’s proxies for the most recent twelve month period ended June 30th (Form N-PX) will be available no later than the following August 31st without charge, upon request, by calling the Trust at (888) 877-4626, by visiting PIMCO Investments LLC’s website at pimco.com/investments, and on the SEC’s website at http://www.sec.gov.
Investment Adviser
PIMCO, a Delaware limited liability company, serves as investment adviser to the Trust pursuant to an investment advisory contract (“Advisory Contract”) between PIMCO and the Trust. PIMCO is located at 650 Newport Center Drive, Newport Beach, California 92660. As of December 31, 2020, PIMCO had approximately $2.21 trillion of assets under management and $1.62 trillion of third party assets under management.
PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) with minority interests held by Allianz Asset Management of America LLC, by Allianz Asset Management U.S. Holding II LLC, each a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited partnership under Delaware law in 1987. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company.
The general partner of Allianz Asset Management has substantially delegated its management and control of Allianz Asset Management to a Management Board. The Management Board of Allianz Asset Management is comprised of John C. Maney.
As of the date of this Statement of Additional Information, there are currently no significant institutional shareholders of Allianz SE.
Absent an SEC exemption or other regulatory relief, the Portfolio generally is precluded from effecting principal transactions with brokers that are deemed to be affiliated persons of the Portfolio, the Adviser or the Sub-Adviser, and the Portfolio’s ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker is subject to restrictions. Similarly, the Portfolio’s ability to utilize affiliated brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the affiliated brokers described above will materially adversely affect its ability to provide services to the Portfolio, the Portfolio’s ability to take advantage of market opportunities, or the Portfolio’s overall performance.

Advisory Contract
PIMCO, subject to the supervision of the Board of Trustees, is responsible for providing investment guidance and policy direction in connection with the management of the Portfolios, including oral and written research, analysis, advice, and statistical and economic data and information. Consistent with the investment objective(s), policies and restrictions applicable to the Trust and the Portfolios, PIMCO determines the securities and other assets to be purchased or sold by each Portfolio and determines what portion, consistent with any applicable investment restrictions, of each Portfolio shall be invested in securities or other assets, and what portion, if any, should be held uninvested. Under the Advisory Contract, the Trust has the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of PIMCO.
Under the terms of the Advisory Contract, PIMCO is obligated to manage the Portfolios in accordance with applicable laws and regulations. PIMCO’s investment advisory services to the Portfolios are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.
The Advisory Contract was approved by the Trustees of the Trust (including all of the Trustees who are not “interested persons” of the Adviser). The Advisory Contract will remain in full force and effect as to each Portfolio, unless sooner terminated by such Portfolio, for an initial one-year period and shall continue thereafter on an annual basis with respect to such Portfolio provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Portfolio or by the Trust’s Board of Trustees; and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s Independent Trustees. It can also be terminated with respect to a Portfolio at any time, without payment of any penalty by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. Additionally, the Advisory Contract will terminate automatically in the event of its assignment. The Advisory Contract may not be materially amended with respect to a Portfolio or Portfolios without a vote of a majority of the outstanding voting securities of the pertinent Portfolio or Portfolios. The Proposed Advisory Contract may be amended from time to time to add new Portfolios without a vote of any shareholders of then existing Portfolios.
The Advisory Contract provides that neither PIMCO nor its members, officers, directors or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under the Advisory Contract, except by reason of willful misfeasance, bad faith or gross negligence in performance of PIMCO’s duties, or by reason of reckless disregard of PIMCO’s obligations and duties under the Advisory Contract.
The Portfolios do not pay any fees, including an advisory or administration fee, to the Adviser under the current Investment Advisory Contract between the Trust and the Adviser or the current Supervision and Administration Agreement between the Trust and the Adviser. However, each Portfolio is an integral part of “wrap-fee” programs, including those sponsored by investment advisers and broker-dealers unaffiliated with the Portfolio or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser for additional information on the “wrap” fee program. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to PIMCO and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolios.
Pursuant to an Expense Limitation Agreement between the Trust and the Adviser, the Adviser has contractually agreed to waive all fees and/or pay or reimburse all expenses of the Portfolios, including organizational and offering expenses associated with obtaining or maintaining a Legal Entity Identifier, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying funds or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. The Expense Limitation Agreement will continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as the Adviser serves as the investment adviser to the Portfolios pursuant to the Investment Advisory Contract between the Trust and the Adviser.

Portfolio Manager Compensation
PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:
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PIMCO’s pay practices are designed to attract and retain high performers;
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PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;
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PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
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PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.
The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate longterm investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of the Portfolio or any other account managed by that portfolio manager:
Base Salary –   Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
Performance Bonus –   Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:
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Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Portfolio) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
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Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
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Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
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Contributions to mentoring, coaching and/or supervising members of team; Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
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With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.
PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly, as part of the compensation process.
Deferred Compensation –  Long Term Incentive Plan (“LTIP”) and/or M Options are awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.
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The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.
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The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.
Eligibility to participate in the LTIP and M Unit program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.
Profit Sharing Plan.
Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
Securities Ownership
Each of the primary portfolio managers was not a beneficial owner of shares of a Portfolio that he or she managed as of December 31, 2020.
Other Accounts Managed
The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolios also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated in the table below. The following table identifies, as of December 31, 2020: (i) each portfolio manager of the Portfolios; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager (exclusive of the Portfolios); and (iii) the total assets of such other companies, vehicles and accounts, and the number and total assets of such other companies, vehicles and accounts with respect to which the advisory fee is based on performance. The information includes amounts managed by a team, committee, or other group that includes the portfolio manager. The Portfolio(s) managed by each portfolio manager, including each Portfolio’s net assets as of December 31, 2020, are listed in the footnotes following the table.
	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Daniel He(1)
Registered Investment Companies	17	$23,866.02	0	$0.00
Other Pooled Investment Vehicles	1	$260.55	0	$0.00
Other Accounts	7	$1,833.83	1	$184.59
Stephen Rodosky(2)
Registered Investment Companies	24	$36,890.74	0	$0.00
Other Pooled Investment Vehicles	6	$766.32	0	$0.00
Other Accounts	22	$8,950.25	5	$2,155.28
Scott A. Mather(3)
Registered Investment Companies	21	$107,979.70	0	$0.00
Other Pooled Investment Vehicles	17	$13,665.69	0	$0.00
Other Accounts	91	$45,813.35	7	$5,411.02
David L. Braun(4)
Registered Investment Companies	5	$14,000.57	0	$0.00
Other Pooled Investment Vehicles	2	$1,720.17	0	$0.00

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Other Accounts	95	$169,114.59	2	$1,177.37
David Hammer(5)
Registered Investment Companies	22	$11,623.22	0	$0.00
Other Pooled Investment Vehicles	1	$84.49	0	$0.00
Other Accounts	143	$13,286.55	0	$0.00
Rachel Betton(6)
Registered Investment Companies	11	$8,007.97	0	$0.00
Other Pooled Investment Vehicles	1	$104.35	0	$0.00
Other Accounts	0	$0.00	0	$0.00
Jerome M. Schneider(7)
Registered Investment Companies	20	$105,269.44	0	$0.00
Other Pooled Investment Vehicles	8	$21,651.27	0	$0.00
Other Accounts	35	$30,408.63	4	$3,784.33
Andrew T. Wittkop(8)
Registered Investment Companies	3	$24,459.94	0	$0.00
Other Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	15	$5,108.96	0	$0.00
(1)
Mr. He co-manages FISH: Series R ($157.2 million).
(2)
Mr. Rodosky co-manages FISH: Series R ($157.2 million).
(3)
Mr. Mather co-manages FISH: Series C ($1,584.8 million) and FISH: Series M ($1,561.6 million).
(4)
Mr. Braun co-manages FISH: Series C ($1,584.8) and FISH: Series M ($1,561.6 million).
(5)
Mr. Hammer co-manages FISH: Series TE ($91.3 million).
(6)
Ms. Betton co-manages FISH: Series TE ($91.3 million).
(7)
Mr. Schneider co-manages FISH: Series LD ($108 million).
(8)
Mr. Wittkop co-manages FISH: Series LD ($108 million).
Conflicts of Interest
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by a Portfolio. The other accounts might also have different investment objectives or strategies than a Portfolio. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Portfolios. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of a Portfolio in a manner beneficial to the investing account but detrimental to the Portfolio. Conversely, PIMCO’s duties to the Portfolios, as well as regulatory or other limitations applicable to the Portfolios, may affect the courses of action available to PIMCO-advised accounts (including certain Portfolios) that invest in the Portfolios in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.
Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.
Knowledge and Timing of Portfolio Trades.  A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.
Cross Trades.  A potential conflict of interest may arise in instances where a Portfolio buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.
Investment Opportunities.  A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.
From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.
When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.
Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.
In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.
Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.
Conflicts potentially limiting a Portfolio’s investment opportunities may also arise when the Portfolio and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Portfolio owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Portfolio’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Portfolio. Moreover, a Portfolio or other account managed by PIMCO may invest in a transaction in which one or more other Portfolio or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such Portfolios or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. Additionally, a Portfolio or other account managed by PIMCO may take an investment position or action that may be different from, or inconsistent with, an investment position or action taken by another Portfolio or other account managed by PIMCO having similar or differing investment objectives. These positions and actions may adversely impact a Portfolio. For example, a Portfolio may buy a security and another Portfolio or other account managed by PIMCO may establish a short position in that same security or in another security issued by the same issuer. The subsequent short sale may result in a decrease in the price of the security that the first Portfolio holds. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Portfolio and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Portfolio.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.
Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.
From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).
PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.
PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Portfolio) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.
Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).
Certain service providers to the Portfolio are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Portfolio, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of the Portfolio and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Portfolio. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.
Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for a portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolio and such other accounts on a fair and equitable basis over time.
Portfolio Administrator
PIMCO serves as the administrator (and is referred to in this capacity as the “Administrator”) to the Portfolios pursuant to a supervision and administration agreement (the “Administration Agreement”) with the Trust. The Administrator provides or procures administrative services to the Portfolios, which include clerical help and tax, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust’s shareholders and regulatory filings. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Portfolios, and is responsible for the costs of registration of the Trust’s shares and the printing of prospectuses and shareholder reports for current shareholders. The Administrator does not receive any compensation from the Portfolios under the Administration Agreement.

The Administration Agreement will remain in full force and effect as to each Portfolio, unless sooner terminated by such Portfolio, for an initial one-year period and shall continue thereafter on an annual basis with respect to such Portfolio provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Portfolio or by the Trust’s Board of Trustees; and (ii) by the vote, cast at a meeting called for such purpose, of a majority of the Trust’s Independent Trustees. The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees or (2) a majority of the outstanding voting securities of the Trust, on 60 days’ written notice to PIMCO.
Distribution Of Trust Shares
Distributor
PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter of each Portfolio of the Trust’s shares pursuant to a distribution contract with the Trust. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management. The Distributor does not participate in the distribution of non-PIMCO managed registered funds. Furthermore, representatives of the Distributor may also be employees or associated persons of PIMCO. The offering of the Trust’s shares is continuous. The Distributor is not obligated to sell any specific amount of the Trust’s shares. The distribution contract is terminable with respect to a Portfolio without penalty, at any time, by the Portfolio by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Trust, on behalf of the Portfolios, pays the Distributor no fees. The Distributor’s principal address is 1633 Broadway, New York, NY 10019.
The distribution contract will continue in effect with respect to each Portfolio for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Portfolio, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the distribution contract by vote cast in person at a meeting called for that purpose. If the distribution contract is terminated (or not renewed) with respect to one or more Portfolios, it may continue in effect with respect to any Portfolio as to which it has not been terminated (or has been renewed).
Account Managers’ and Associates’ Compensation
Compensation for representatives of the Distributor (“Account Managers and Associates”) discussed in this section has four main components: base pay, an annual bonus, commissions, and certain special bonuses.
Base Pay.  All Account Managers and Associates receive some amount of base pay — a predetermined and fixed annual salary paid in semi-monthly installments. From time to time, the Distributor reviews the minimum base salary to confirm it is consistent with a reasonable wage and that there is an appropriate ratio between base salary and the other three compensation components.
Annual Bonus.  Account Managers and Associates are eligible to receive an annual bonus. The annual bonus is determined through numerous factors, including a manager’s assessment that takes into consideration the Account Manager’s or Associate’s job and sales performance, both in absolute terms and relative to other Account Managers and Associates, as applicable, as well as PIMCO’s and the Distributor’s performance. The Distributor may use various metrics to assess or compare the job performance of Account Managers and Associates. Such metrics generally are indicative of the Account Manager’s or Associate’s success in the areas of, among others, financial advisor satisfaction and the Account Manager’s or Associate’s product knowledge, responsiveness, and effectiveness. Annual bonuses may form a significant part of an Account Manager’s or Associate’s overall compensation.
Commissions.  Account Managers and Associates are eligible to receive commissions for the sale of certain products, including mutual funds, closed-end funds (including interval funds), and retail separately managed accounts (i.e., wrap accounts). Account Managers and Associates do not receive higher commissions for selling fund classes with distribution fees, for sales at approved firms. Additionally, Account Managers and Associates receive the same commission for products eligible for commissions utilizing the same investment strategy (i.e., Total Return, Short Term, etc., other than certain PIMCO Variable Insurance Trust (“PVIT”) and PIMCO Equity Series VIT (“PESVIT”) sales). Account Managers and Associates employed by the Distributor are eligible to receive compensation, ascending by product type, with respect to sales of the following: Short Term Strategies, PVIT and PESVIT Funds sold through Allianz Life variable insurance products, Total Return Strategies, Select Strategies, and Select Focus Strategies (each as defined, from time to time, by the Distributor). Account Managers and Associates may receive commissions from the sale of other products, including closed-end funds, whose commission rates may be higher than those product types noted above. The Distributor reserves the right to determine the amount of commissions payable to Account Managers and Associates in its sole discretion.
Other Compensation.  From time to time Account Managers and Associates may receive special bonuses or other rewards in connection with the Distributor’s incentive programs that reward certain performance-related items such as increased awareness of a particular class of products, certain job performance metrics, certain territory coverage related circumstances, or excellent sales performance. Additionally, the Distributor may provide discretionary compensation for certain product sales, such as exchange-traded funds, not otherwise included in the Account Managers’ and Associates’ compensation plan.
Potential Conflicts of Interest
As described above, Account Managers and Associates are eligible to receive compensation, in addition to their base pay, which could represent a significant portion of an Account Manager’s and Associate’s compensation. A factor that is evaluated in determining such compensation is the Account Manager’s or Associate’s success in marketing and selling products distributed by the Distributor. Account Managers and Associates may have a financial incentive to offer certain types of products to you, and the offering of such products may be considered, among other factors, in the assessment of an Account Manager’s or Associate’s performance.
As described above, Account Managers and Associates who offer certain products may receive compensation as a direct or indirect result of your selection of those products, which could represent a significant portion of an Account Manager’s or Associate’s compensation, and in certain circumstances an Account Manager’s or Associate’s compensation could be reduced if you subsequently redeem such products. This compensation may be more than what the Account Manager or Associate would receive if you had selected other products. Therefore, Account Managers and Associates may have a financial incentive to offer certain products. For example, Select Focus Strategies offers a higher commission rate than Select Strategies, which offers a higher commission rate than Total Return Strategies, and so on, as noted above. Under policies applicable to all Account Managers and Associates, no Account Manager or Associate is permitted to promote, recommend, or solicit the sale of one product over another solely because that product will provide higher revenue or compensation to the Account Manager or Associate, the Distributor or PIMCO. Please review all product materials and disclosures before selecting an investment product.
Portfolio Transactions And Brokerage
Investment Decisions and Portfolio Transactions
Investment decisions for the Portfolios and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including each Portfolio). Some securities considered for investment by the Portfolios also may be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which PIMCO, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and other clients pursuant to PIMCO’s trade allocation policy that is designed to ensure that all accounts, including the Portfolios, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference.
PIMCO may acquire on behalf of its clients (including the Portfolios) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.
PIMCO may aggregate orders for the Portfolios with simultaneous transactions entered into on behalf of other clients of PIMCO when, in PIMCO’s reasonable judgment, aggregation may result in an overall economic benefit to the Portfolios and other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions.
In some cases, PIMCO may sell a security on behalf of a client, including the Portfolios, to a broker-dealer that thereafter may be purchased for the accounts of one or more of PIMCO’s other clients, including the Portfolios, from that or another broker-dealer. PIMCO has adopted procedures it believes are reasonably designed to obtain the best execution for the transactions by each account.
Brokerage and Research Services
There is generally no stated commission in the case of fixed-income securities, which are often traded in the OTC markets, but the price paid by a Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. Transactions in fixed income securities on certain foreign exchanges may involve commission payments.
The Adviser places all orders for the purchase and sale of portfolio securities, options, futures contracts, swap agreements and other instruments for the Portfolios and buys and sells such securities, options, futures, swap agreements and other instruments for each Portfolio through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for each Portfolio the best execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking best execution, the Adviser, having in mind each Portfolio’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by a Portfolio from year-to-year may be attributable to changes in the asset size of the Portfolio, the volume of portfolio transactions effected by the Portfolio, the types of instruments in which the Portfolio invests, or the rates negotiated by PIMCO on behalf of the Portfolios.
For the fiscal years ended December 31, 2020, December 31, 2019 and December 31, 2018, FISH: Series C, FISH: Series M, FISH: Series R, FISH: Series TE and FISH: Series LD paid the following amounts of brokerage commissions.
Portfolio	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
FISH: Series C	$18,071.35	$43,197.81	$41,509.94
FISH: Series M	$13,661.45	$37,542.93	$60,622.59
FISH: Series R	$25,195.83	$22,143.50	$10,908.47

Portfolio	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
FISH: Series TE	$212.67	$619.60	$854.05
FISH: Series LD	$17,784.33	$17,725.36	$28,074.26
The Adviser places orders for the purchase and sale of portfolio investments for a Portfolio’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Portfolios, the Adviser will seek the best price and execution of the Portfolios’ orders. In doing so, a Portfolio may pay higher commission rates than the lowest available when the Adviser or Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Portfolios may use an affiliated broker-dealer of the wrap-fee program sponsor to effect the Portfolios’ portfolio transactions, the Portfolios and PIMCO will not consider the offering of Portfolios through a wrap-fee program as a factor when selecting bids to execute those transactions.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives research services from many broker-dealers with which the Adviser places a Portfolio’s portfolio transactions. The Adviser also may receive research or research related credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Such information may be provided in the form of meetings with analysts, telephone contacts and written materials. Some of these services are of value to the Adviser in advising various of their clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing the Portfolios. Conversely, research and brokerage services provided to PIMCO by broker-dealers in connection with trades executed on behalf of other clients of PIMCO may be useful to PIMCO in managing the Portfolio, although not all of these services may be necessarily useful and of value to PIMCO in managing such other clients.
In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act, as amended, PIMCO may cause a Portfolio to pay broker-dealers which provide them with “brokerage and research services” (as defined in the Exchange Act) an amount of disclosed commission or spread (sometimes called “soft dollars”) for effecting a securities transaction for a Portfolio in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction, if PIMCO determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.
PIMCO is typically in a position to make this necessary determination in connection with transactions in equity securities and in other circumstances where there is sufficient transparency to objectively determine the transaction price and commission (e.g., where the commission and transaction price are fully and separately disclosed on the confirmation and the transaction is reported under conditions that provide independent and objective verification of the transaction price), which generally is not the case with transactions in fixed income securities. Accordingly, the provision of brokerage and research services is not typically considered with respect to transactions by the Portfolios when trading in fixed income securities, although PIMCO may receive research or research-related credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio.
In selecting broker-dealers that provide research or brokerage services that are paid for with soft dollars, potential conflicts of interest may arise between PIMCO and the Portfolios because the Adviser does not produce or pay for these research or brokerage services, but rather uses brokerage commissions generated by Portfolio transactions to pay for them. In addition, PIMCO may have an incentive to select a broker-dealer based upon the broker-dealer’s research or brokerage services instead of the broker-dealer’s ability to achieve best execution.
As noted above, PIMCO may purchase new issues of securities for the Portfolios in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other clients of the Adviser, and the Adviser without incurring additional costs.

These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.
PIMCO may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of PIMCO where, in the judgment of PIMCO, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.
Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for a Portfolio if the commissions paid to such an affiliated broker-dealer by a Portfolio do not exceed one per centum of the purchase or sale price of such securities.
Pursuant to rules of the SEC, a broker-dealer that is an affiliate of PIMCO may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is “executed” on the floor of the exchange by another broker which is not an “associated person” of the affiliated broker-dealer, and if there is in effect a written contract between PIMCO and the Trust expressly permitting the affiliated broker-dealer to receive and retain such compensation.
SEC rules further require that commissions paid to such an affiliated broker-dealer, PIMCO by a Portfolio on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Portfolios did not pay any commissions to affiliated brokers during the fiscal years ended December 31, 2020, 2019 and 2018.
Holdings of Securities of the Trust’s Regular Brokers and Dealers
Portfolio	Broker-Dealer	Aggregate Holdings (in thousands)
Fixed Income SHares: Series C	Morgan Stanley & Co., Inc.	$50,636
	Credit Suisse (USA), Inc	49,752
	JPMorgan Chase & Co.	46,102
	Citigroup Global Markets, Inc.	34,898
	Wells Fargo & Co.	31,007
	Goldman Sachs & Co.	28,748
	BNP Paribas Securities Corp.	26,334
	State Street Bank & Trust Co.	18,224
	Barclays, Inc.	6,487
	Nomura Securities International Inc.	867
Fixed Income SHares: Series M	JPMorgan Chase & Co.	72,602
	Citigroup Global Markets, Inc.	56,449
	Goldman Sachs & Co.	55,818
	Credit Suisse (USA), Inc.	38,976
	Morgan Stanley & Co., Inc.	30,758
	Barclays, Inc. 06-1031656D	19,799
	Nomura Securities International Inc.	5,578
	Wells Fargo & Co.	4,608
	State Street Bank & Trust Co.	3,024

Portfolio	Broker-Dealer	Aggregate Holdings (in thousands)
Fixed Income SHares: Series LD	Wells Fargo & Co.	3,882
	JPMorgan Chase & Co.	3,159
	Nomura Securities International Inc.	2,234
	Citigroup Global Markets, Inc.	2,126
	Barclays, Inc.	2,012
	Morgan Stanley & Co., Inc.	1,533
	Goldman Sachs & Co.	831
	Credit Suisse (USA), Inc.	767
Fixed Income SHares: Series R	State Street Bank & Trust Co.	1,405
	Nomura Securities International Inc.	1,205
	Citigroup Global Markets, Inc.	1,173
	Morgan Stanley & Co., Inc.	260
	Goldman Sachs & Co.	13
Fixed Income SHares: Series TE	State Street Bank & Trust Co.	379
Portfolio Turnover
The selling of the securities held by a Portfolio and reinvestment of the proceeds is known as “portfolio turnover.” The Adviser manages the Portfolios without regard generally to restrictions on portfolio turnover. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. Trading in equity securities involves the payment of brokerage commissions, which are transaction costs paid by a Portfolio. The use of futures contracts may involve the payment of commissions to FCMs. The higher the rate of portfolio turnover of a Portfolio, the higher these transaction costs borne by the Portfolio generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are taxed when distributed to shareholders who are individuals at ordinary income tax rates). See “Taxation.”
The portfolio turnover rate of a Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Portfolio during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all derivatives and all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are also excluded from both (a) and (b). Portfolio turnover rates for each Portfolio as of the Trust’s most recent fiscal year end are provided in the applicable Prospectus under “Financial Highlights.”
Disclosure of Portfolio Holdings
Policies and Procedures Generally.  The Trust has adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the securities holdings of the Portfolios (the “Disclosure Policy”). The Disclosure Policy is designed to protect the confidentiality of the Portfolios’ non-public portfolio holdings information, to prevent the selective disclosure of such information, and to ensure compliance by PIMCO and the Portfolios with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty.
Monitoring and Oversight.  The Trust’s Chief Compliance Officer (“CCO”) is responsible for ensuring that PIMCO has adopted and implemented policies and procedures reasonably designed to ensure compliance with the Disclosure Policy and, to the extent the CCO considers necessary, the CCO shall monitor PIMCO’s compliance with its policies and procedures.
Any exceptions to the Disclosure Policy may be made only if approved by the CCO upon determining that the exception is in the best interests of the Portfolio. The CCO must report any exceptions made to the Disclosure Policy to the Trust’s Board of Trustees at its next regularly scheduled meeting.

Quarterly Disclosure.  The Trust will publicly disclose the complete schedule of each Portfolio’s portfolio holdings, as reported on a calendar quarter-end basis, by posting such information on the Portfolios’ website. The schedule will consist of such information about each security held by a Portfolio as of the relevant calendar quarter-end as will be determined by PIMCO from time to time. The information will be posted approximately fifteen (15) calendar days after the most recent calendar quarter’s end and will remain accessible on the website until the Portfolios file a Form N-PORT or Form N-CSR on the SEC’s EDGAR website for the period which includes the date of the information. If a Portfolio’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of the information on the website, the Portfolio may promptly post such information on the Portfolios’ website.
The Portfolios file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolios’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov.
Defaulted/Distressed Securities.  PIMCO may, in its discretion, publicly disclose portfolio holdings information at any time with respect to securities held by the Portfolios that are in default, distressed, or experiencing a negative credit event. Any such disclosure will be broadly disseminated via PIMCO’s website at http://www.pimco.com, the Distributor’s website at http://www.PIMCO.com/investments, or by similar means.
Confidential Dissemination of Portfolio Holdings Information.  No disclosure of non-public portfolio holdings information may be made to any third party except as set forth in the Disclosure Policy. This prohibition does not apply to information sharing with (i) the Portfolios’ service providers, such as the Portfolios’ investment adviser, sub-advisers (if any), distributor, custodian, transfer agent, administrator, sub-administrator (if any), accountant, counsel, securities class action claims services administrator, financial printer, proxy voting agent, lender; (ii) portfolio managers of PIMCO-sponsored funds of funds; (iii) PIMCO affiliates, service providers to PIMCO or service providers to PIMCO affiliates who may perform services or assist PIMCO in the performance of services for or on behalf of a Portfolio; and (iv) other select third party service providers (collectively, the “Service Providers”), who generally need access to such information in the performance of their contractual duties and responsibilities. Such Service Providers are subject to duties of confidentiality, including a duty not to trade on non-public information, such as non-public portfolio holdings, imposed by law and/or contract.
Each Portfolio or PIMCO may, to the extent permitted under applicable law, distribute non-public information regarding a Portfolio, including portfolio holdings information, more frequently to (i) certain third parties that have a legitimate business purpose in receiving such information, including, but not limited to, mutual fund analysts and rating and ranking organizations, pricing information vendors, analytical service providers, banks or other third parties providing financing to a Portfolio, certain platform providers, investment management trade associations and potential Service Providers, or (ii) a redeeming shareholder effecting a redemption-in-kind from one of the Portfolios as may be permitted by PIMCO from time to time; provided, however, that any recipient of non-public portfolio holdings information pursuant to this paragraph shall be subject to a confidentiality agreement meeting the requirements of the Disclosure Policy.
The distribution of non-public portfolio holdings information pursuant to the foregoing paragraph must be authorized by an officer of the Trust after determining the requested disclosure is in the best interests of the Portfolio and its shareholders and after consulting with and receiving approval from PIMCO’s legal department. The Disclosure Policy does not require a delay between the date of the information and the date on which the information is disclosed; however, any recipient of non-public information will be subject to a confidentiality agreement that contains, at a minimum, provisions specifying that: (1) the Portfolios’ non-public information provided is the confidential property of the Portfolios and may not be used for any purpose except in connection with the provision of services to the Portfolios or for an agreed-upon legitimate business purpose and, in particular, that such information may not be traded upon; (2) except to the extent contemplated by the Disclosure Policy, the recipient of the non-public information agrees to limit access to the information to its employees, advisors, representatives, and agents who are subject to a duty to keep and treat such information as confidential; and (3) upon written request from the Portfolios or PIMCO, the recipient of the non-public information shall promptly return or destroy the information, except as otherwise required by applicable law or such recipient’s record retention policies and procedures. Neither the Portfolios nor PIMCO may receive compensation or consideration in connection with the distribution of non-public portfolio holdings information.

A Portfolio or PIMCO may also, to the extent permitted under applicable law, confirm the absence of one or more particular portfolio holdings to third parties that have a legitimate business purpose in receiving such information, to the extent such information relates to compliance by a Portfolio with a legal or regulatory requirement. Disclosure of such information does not constitute disclosure of portfolio holdings information under the Disclosure Policy.
Non-Specific Information.  Under the Disclosure Policy, the Portfolios or PIMCO may distribute non-specific information about the Portfolios and/or summary information about the Portfolios at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Portfolio’s holdings.
Required Disclosures.  No provision of the Disclosure Policy is intended to restrict or prevent the disclosure of portfolio holdings information as may be required by applicable state or federal law, which are requested by governmental authorities or in connection with litigation involving a Portfolio’s current or past portfolio holdings.
Net Asset Value
As described in the Prospectus under the heading “How Portfolio Shares are Priced,” the net asset value per share (“NAV”) of a Portfolio’s shares is determined by dividing the total value of a Portfolio’s investments and other assets, less any liabilities by the total number of shares outstanding of that Portfolio. The Prospectus further notes that Portfolio shares are ordinarily valued on each day that the New York Stock Exchange (“NYSE”) is open (a “Business Day”), and describes the time (the “Valuation Time”) as of which Portfolio shares are valued each Business Day. If regular trading on the NYSE closes earlier than scheduled, each Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine. The Trust expects that the holidays upon which the NYSE will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In accordance with regulations governing registered investment companies, a Portfolio’s transactions in securities and purchases and sales of Portfolio shares (which bear upon the number of Portfolio shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the Portfolios’ securities and other assets (including any fair value pricing) and the NAV of the Portfolios’ shares to PIMCO, in its capacity as Administrator, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Administrator has, in turn, delegated various of these responsibilities to State Street Bank & Trust Co., as the Portfolios’ custodian, the Adviser, and other agents. The Trustees have established a Valuation Oversight Committee of the Board to which they have delegated the responsibility of overseeing determination of the fair value of each Portfolio’s portfolio securities and other assets on behalf of the Board in accordance with the Portfolios’ valuation procedures.
As described in the Prospectus, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales prices are reported, as is the case for most securities traded OTC, on the basis of either: (i) the mean between representative bid and ask quotations obtained from a quotation reporting system or from established market makers; or (ii) prices (including evaluated prices) supplied by a Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). For exchange-traded securities, market value also may be determined on the basis of the exchange’s Official Closing Price or Settlement instead of the last reported sales prices. Certain exchange-traded equity options may be valued using evaluations from Pricing Services. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or prices provided by Pricing Services, which may take into account appropriate factors such as, without limitation, institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

Taxation
The following discussion of U.S. federal income tax consequences of investment in the Portfolios is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Portfolios. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in the Portfolios. There may be other tax considerations applicable to particular shareholders. For example, except as otherwise specifically noted herein, we have not described certain tax considerations that may be relevant to certain types of holders subject to special treatment under the U.S. federal income tax laws, including shareholders subject to the U.S. federal alternative minimum tax, insurance companies, tax-exempt organizations, pension plans and trusts, regulated investment companies, dealers in securities, shareholders holding shares of a Portfolio through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), financial institutions, shareholders holding Portfolio shares as part of a hedge, straddle, or conversion transaction, entities that are not organized under the laws of the United States or a political subdivision thereof, and persons who are neither citizens nor residents of the United States. This summary assumes that investors hold Portfolio shares as capital assets (within the meaning of the Code).
Shareholders should consult their own tax advisors regarding their particular situation and the possible application of U.S. federal, state, local or non-U.S., or other tax laws and any proposed tax law changes.
Taxation of the Portfolios
Each Portfolio has elected and intends each year to qualify and be eligible to be treated as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Portfolio generally must, among other things:
(a)
derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);
(b)
diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s total assets consists of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets is invested, including through corporations in which the Portfolio owns a 20% or more voting stock interest (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Portfolio controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and
(c)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Portfolio investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Portfolio’s ability to meet the diversification test in (b) above.
If a Portfolio qualifies as a regulated investment company that is accorded special tax treatment, the Portfolio will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Portfolio were to fail to meet the income, diversification or distribution tests described above, the Portfolio could, in some cases, cure such failure, including by paying a Portfolio-level tax, paying interest, making additional distributions or disposing of certain assets. If the Portfolio were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and could be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Portfolio’s shares. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.
Each Portfolio intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income, including any net capital gain, retained by the Portfolios will be subject to tax at the Portfolio-level at regular corporate rates. In the case of net capital gain, the Portfolio is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) be entitled to credit their proportionate share of the tax paid by the Portfolio on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Portfolio makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Portfolio will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. No Portfolio is required to, and there can be no assurance that a Portfolio will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Portfolio’s net investment income. Instead, potentially subject to certain limitations, a Portfolio may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Portfolio retains or distributes such gains. If a Portfolio incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term. A Portfolio’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
If a Portfolio were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income recognized for the one-year period ending on October 31 of such year (or November 30 or December 31 of that year if the Portfolio is permitted to elect and so elects), plus any such amounts retained from the prior year, the Portfolio would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or November 30 of that year if the regulated investment company makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a regulated investment company with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for these purposes, a Portfolio will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Portfolios intend generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to or will do so.
Portfolio Distributions
Shareholders subject to U.S. federal income tax will be subject to tax on dividends other than exempt-interest dividends (described below) received from a Portfolio, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. See the discussion below regarding distributions declared in October, November or December for further information. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.
For U.S. federal income tax purposes, distributions of investment income other than exempt-interest dividends (described below) are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Portfolio owned (or is deemed to have owned) the investments that generated the gains, rather than how long a shareholder has owned his or her shares. In general, a Portfolio will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter a Portfolio’s holding period in investments and thereby affect the tax treatment of gain or loss in respect of such investments. Distributions of net capital gain that are properly reported by the Portfolio as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. The Portfolios do not expect a significant portion of distributions to be treated as long-term capital gains. Distributions of gains from the sale of investments that a Portfolio owned for one year or less will be taxable to shareholders as ordinary income.
Distributions of investment income reported by the Portfolio as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Portfolio levels. The Portfolios do not expect a significant portion of Portfolio distributions to be derived from qualified dividend income. In general, dividends of net investment income received by corporate shareholders of a Portfolio will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Portfolio from domestic corporations for the taxable year, if holding period and other requirements are met at both the shareholder and Portfolio level. The Portfolios do not expect a significant portion of Portfolio distributions to qualify for the dividends-received deduction.
Under applicable Treasury regulations, distributions by the Portfolio to its shareholders that the Portfolio properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Portfolios are permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
Under recently issued Treasury regulations, certain distributions reported by a Portfolio as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Portfolio is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Portfolio’s business interest income over the sum of the fund’s (i) business interest expense and (ii) other deductions properly allocable to the Portfolio’s business interest income.
The Portfolios will advise shareholders annually of the amount and nature of the dividends paid to them.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Portfolio of net investment income (other than exempt-interest dividends, described below) and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Portfolio shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Portfolio.
A distribution by the Portfolio will be treated as paid on December 31 of any calendar year if it is declared by the Portfolio in October, November or December with a record date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
The ultimate tax characterization of a Portfolio’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a Portfolio may make total distributions during a taxable year in an amount in excess of the Portfolio’s current and accumulated earnings and profits, in which case the excess generally will be treated as a return of capital, which will be tax-free to holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable to shareholders, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.
Dividends and distributions on shares of a Portfolio are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Portfolio’s current and accumulated earnings and profits (generally, the net investment income and net capital gains of the Portfolio with respect to that year), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Portfolio’s net asset value reflects gains that are either unrealized, or realized but not yet distributed. Such realized income and gains may be required to be distributed even when a Portfolio’s net asset value also reflects unrealized losses.
If a Portfolio holds, directly or indirectly, one or more “tax credit bonds” issued on or before December 31, 2017, such as Build America Bonds issued before January 1, 2011, on one or more applicable dates during a taxable year, it is possible that the Portfolio will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Portfolio. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Portfolio shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if a Portfolio is eligible to pass through such tax credits to shareholders, the Portfolio may choose not to do so.

Sales, Exchanges or Redemptions of Shares
The sale, exchange or redemption of Portfolio shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares treated as a sale or exchange for U.S. federal income tax purposes will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, such gain or loss on the taxable disposition of Portfolio shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less (i) will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares and (ii) generally will be disallowed to the extent of any exempt- interest dividends received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Portfolio shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Portfolio are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Issuer Deductibility of Interest
A portion of the interest paid or accrued on certain high yield discount obligations owned by the Portfolios may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend paid by the issuer for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Portfolios may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such accrued interest.
Original Issue Discount, Payment-in-Kind Securities, Market Discount, Preferred Securities and Commodity-Linked Notes
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Portfolio’s taxable income (and required to be distributed) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. Increases in the principal amount of an inflation indexed bond will generally be treated as OID.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that may be acquired by a Portfolio in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, a Portfolio may elect to accrue market discount currently, in which case the Portfolio will be required to include the accrued market discount on such debt obligations in the Portfolio’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation, and (iii) the rate at which the market discount accrues, and thus is included in a Portfolio’s income, will depend upon which of the permitted accrual methods the Portfolio elects. The Portfolios reserve the right to revoke such an election at any time pursuant to applicable IRS procedures. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer's financial statements. Treasury Regulations provide that Section 451 does not apply to market discount. If the IRS were to change its position and Section 451 were to apply to the accrual of market discount, the Portfolios would be required to include in income any market discount as it takes the same into account on its financial statements. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Portfolio may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Portfolio will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in the Portfolio’s income, will depend upon which of the permitted accrual methods the Portfolio elects.
Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If a Portfolio owns a preferred security that is deferring the payment of its distributions, the Portfolio may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distributions even though the Portfolio has not yet actually received the cash distribution.
In addition, pay-in-kind obligations will, and commodity-linked notes may, give rise to income which is required to be distributed and is taxable even though the Portfolio holding the obligation receives no interest payment in cash on the security during the year.
If a Portfolio holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, the Portfolio may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Portfolio actually received. Such distributions may be made from the cash assets of a Portfolio or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Portfolio may realize gains or losses from such liquidations, including short-term capital gains taxable as ordinary income. In the event a Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they might otherwise receive in the absence of such transactions.
Higher Risk Securities
The Portfolios may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Portfolios. Tax rules are not entirely clear about issues such as whether or to what extent a Portfolio should recognize market discount on a debt obligation, when the Portfolios may cease to accrue interest, OID or market discount, when and to what extent a Portfolio may take deductions for bad debts or worthless securities and how the Portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Portfolios when, as and if they invest in such securities, in order to seek to ensure that they distribute sufficient income to preserve their status as regulated investment companies and do not become subject to U.S. federal income or excise tax.
Securities Purchased at a Premium
Very generally, where a Portfolio purchases a bond at a price that exceeds the redemption price at maturity (i.e., at a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Portfolio makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Portfolio reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Portfolio is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Portfolio to reduce its tax basis by the amount of amortized premium.

Catastrophe Bonds
The proper tax treatment of income or loss realized by the retirement or sale of certain catastrophe bonds is unclear. The Portfolios will report such income or loss as capital or ordinary income or loss in a manner consistent with any IRS position on the subject following the publication of such a position.
Passive Foreign Investment Companies
Equity investments by a Portfolio in certain “passive foreign investment companies” (“PFICs”) could subject the Portfolio to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Portfolio will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Under Treasury regulations, any such income or net capital gain of the PFIC that is required to be included in the Portfolio’s gross income is qualifying income to the extent derived with respect to the Portfolio’s business of investing in stock, securities or currencies. A Portfolio also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to sell other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Portfolio’s total return. Because it is not always possible to identify a foreign corporation as a PFIC, the Portfolio may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
Foreign Currency Transactions
A Portfolio’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Portfolio distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Portfolio to offset income or gains earned in subsequent taxable years. A Portfolio’s foreign currency losses are generally treated as realized losses for reporting purposes but may decrease a Portfolio’s taxable income and may cause a Portfolio’s distributions to shareholders to be reported as returns of capital for income tax purposes.
Options, Futures, Forward Contracts, and Swap Agreements
In general, option premiums received by a Portfolio are not immediately included in the income of the Portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Portfolio is exercised and the Portfolio sells or delivers the underlying stock, the Portfolio generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Portfolio minus (b) the Portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising with respect to any termination of a Portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term capital gain or loss depending on whether the premium income received by the Portfolio is greater or less than the amount paid by the Portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a Portfolio expires unexercised, the Portfolio generally will recognize short-term capital gain equal to the premium received.

A Portfolio’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by the Portfolio’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.
The tax treatment of certain positions entered into by a Portfolio (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Additionally, section 1256 contracts held by a Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
Derivatives, Hedging and Other Transactions
In addition to the special rules described above in respect of futures and options transactions, a Portfolio’s transactions in other derivatives instruments (e.g. forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Portfolio are treated as ordinary or capital, accelerate the recognition of income or gains to a Portfolio, defer losses to a Portfolio, and cause adjustments in the holding periods of a Portfolio’s securities thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Portfolio-level tax. The Portfolios will monitor their transactions, will determine whether to make certain applicable tax elections and will make appropriate entries in their books and records.
Commodities and Commodity-Linked Instruments
A Portfolio’s investment in commodities and commodity-linked instruments, if any, will potentially be limited by the Portfolio’s intention to qualify as a regulated investment company and will potentially limit the Portfolio’s ability to so qualify. Income and gains from commodities and certain commodity-linked instruments do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. In addition, the tax treatment of some other commodity-linked instruments in which a Portfolio might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Portfolio were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Portfolio’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Portfolio would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Portfolio level.

Book-Tax Differences
Certain of a Portfolio’s investments in derivative instruments and in foreign-currency denominated instruments, and any of the Portfolio’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if a Portfolio’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will generally be treated as (i) a dividend to the extent of the Portfolio’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Short Sales
If a Portfolio participates in a short sale and, on the date of such short sale, the Portfolio either (i) does not hold securities substantially identical to those sold short or (ii) has held such substantially identical securities for one year or less, the character of gain or loss realized on such a short sale generally will be short-term. If a Portfolio participates in a short sale and, on the date of such short sale, the Portfolio has held substantially identical securities for more than one year, the character of gain realized on such short sale will be determined by reference to the Portfolio’s holding period in the property actually used to close the short sale; the character of loss realized on such short sale generally will be long term, regardless of the holding period of the securities actually used to close such short sale. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Portfolio’s short sale transactions can increase the percentage of the Portfolio’s gains that are taxable to shareholders as ordinary income.
REIT Investments by Fixed Income SHares: Series R Portfolio
FISH: Series R Portfolio may invest in REITs. Investments in REIT equity securities may result in the Portfolio’s receipt of cash in excess of the REIT’s earnings; if the Portfolio distributes these amounts, such distributions could constitute a return of capital to Portfolio shareholders for U.S. federal income tax purposes. Dividends received by the Portfolio from a REIT generally will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Under applicable Trasury regulations, distributions by a Portfolio to its shareholders that the Portfolio properly reports as “section 199A dividends,” as defined and subject to certain conditions described above, are treated as qualified REIT dividends in the hands of non-corporate shareholders.
Mortgage-Related Securities
A Portfolio may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Portfolio’s income (including income allocated to a Portfolio from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Portfolio investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below.
In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. The Portfolios do not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
Tax-Exempt Investments by Fixed Income SHares: Series TE Portfolio
This section relates only to FISH: Series TE (for purposes of this section, the “Portfolio”), which invests primarily in municipal bonds. The Portfolio intends to pay dividends that pass through to shareholders the tax-exempt character of exempt interest earned by the Portfolio (“exempt-interest dividends”) for U.S. federal income tax purposes. The Portfolio is eligible to pay exempt-interest dividends only for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from federal tax under section 103(a) of the Code. The Portfolio intends to satisfy this requirement. Portfolio distributions reported as exempt-interest dividends are not generally taxable to Portfolio shareholders for U.S. federal income tax purposes, but they may be subject to state and local taxes.
In addition, an investment in the Portfolio may result in liability for the federal alternative minimum tax, shareholders. For example, if the Portfolio invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Portfolio’s distributions derived from interest on such bonds. Individual shareholders subject to the alternative minimum tax should consult their tax advisors regarding the potential alternative minimum tax implications of holding shares of the Portfolio.
Interest on indebtedness incurred by an individual shareholder to purchase or carry shares of the Portfolio is generally not deductible for U.S. federal income tax purposes.
A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in the Portfolio may have on the U.S. federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.
The Portfolio will notify its shareholders annually in a written statement of the portion of its distributions for the taxable year that constitutes exempt-interest dividends. The percentage of income reported as tax-exempt for any particular distribution may be substantially different from the percentage of the Portfolio’s income that was tax-exempt during the period covered by the distribution. The Portfolio may invest a portion of its assets in securities that generate income subject to U.S. federal or state taxes.
To the extent that the Portfolio makes distributions of income received by the Portfolio in lieu of tax-exempt interest—otherwise known as “substitute payments”—with respect to (i) securities on loan pursuant to a securities lending transaction or (ii) tax-exempt interest received by the Portfolio on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Portfolio, such distributions will not constitute exempt-interest dividends to shareholders and will not be exempt from taxation. The Portfolio expects to use such substitute payments to satisfy its expenses, and therefore expects that the receipt of substitute payments will not adversely affect the percentage of distributions qualifying as tax-exempt income.
Non-U.S. Taxation
Income, proceeds and gains received by the Portfolios from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on a Portfolio’s investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Portfolio’s assets at taxable year end consists of the securities of foreign corporations (including for this purpose foreign governments), the Portfolio may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the
Portfolio to foreign countries in respect of foreign securities that the Portfolio has held for at least the minimum period specified in the Code. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes. If a Portfolio does not qualify for or chooses not to make such an election, shareholders generally will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Portfolio; in that case the foreign tax will nonetheless reduce the Portfolio's yield on such investments. Even if a Portfolio elects to pass through to its shareholders foreign tax credits or deductions, shareholders that are not subject to U.S. federal income tax, and those who invest in a Portfolio through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), will not benefit from any such credit or deduction. The Adviser intends to manage the Portfolios with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so.
Tax-Exempt Shareholders
Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Portfolio if shares in the Portfolio constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
A tax-exempt shareholder may also recognize UBTI if a Portfolio recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Portfolio exceeds the Portfolio’s investment company taxable income (after taking into account deductions for dividends paid by the Portfolio).
In addition, special tax consequences apply to CRTs that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a regulated investment company that recognizes “excess inclusion income.” Rather, if at any time during a taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a regulated investment company that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Portfolio may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to that shareholder’s interest in the Portfolio. CRTs and other tax-exempt shareholders are urged to consult their tax advisors concerning the consequences of investing in the Portfolios. The Portfolios do not intend to invest directly or indirectly in residual interests in REMICs.
Non-U.S. Shareholders
Distributions by a Portfolio to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Portfolio as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, or (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax (except that exempt-interest dividends may be subject to backup withholding).
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Portfolio in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of “U.S. real property interests” (“USRPIs”) as described below. If a Portfolio invests in a regulated investment company that pays such distributions to the Portfolio, such distributions retain their character as not subject to withholding if properly reported when paid by the Portfolio to foreign shareholders. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.
A Portfolio is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.
Foreign shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.
Distributions by a Portfolio to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Portfolio unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual holder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Portfolio (as described below).
Foreign shareholders with respect to whom income from a Portfolio is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Portfolio at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Portfolio, and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.
Special rules would apply if a Portfolio were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Portfolio’s USPRIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A regulated investment company that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Portfolio is a QIE.
If an interest in the Portfolio were a USRPI, the Portfolio would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, or any foreign shareholder if shares of the Portfolio are not considered regularly traded on an established securities market, in which case such foreign shareholder generally would also be required to file a U.S. tax return and pay any additional taxes due in connection with the redemption.
If a Portfolio were a QIE, under a special “look-through” rule, any distributions by the Portfolio to a foreign shareholder (including, in certain cases, distributions made by the Portfolio in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Portfolio from a lower-tier regulated investment company or REIT that the Portfolio is required to treat as USRPI gain in its hands, or (ii) gains realized by the Portfolio on the disposition of USRPIs, would retain their character as gains realized from USRPIs in the hands of the Portfolio’s foreign shareholders and would be subject to U.S. withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Portfolio.
The Portfolios generally do not expect that they will be QIEs.
Foreign shareholders of a Portfolio may also be subject to “wash sale” rules to prevent the avoidance of the tax-filing and - payment obligations discussed above through the sale and repurchase of Portfolio shares.
Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Portfolio.
In order for a foreign shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E, or substitute form). Foreign shareholders in the Portfolios should consult their tax advisors in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding shares in a Portfolio through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding shares in a Portfolio through foreign entities should consult their tax advisors about their particular situation.
A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.
A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.
Backup Withholding
A Portfolio generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds, if any, paid to any individual shareholder who fails to properly furnish a Portfolio with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Portfolio that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Tax Shelter Reporting Regulations
Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Portfolio to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of a Portfolio fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Portfolio may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. If a payment by the Portfolio is subject to FATCA withholding, the Portfolio is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Portfolio could be required to report annually their “financial interest” in the Portfolio’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in a Portfolio through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
Shares Purchased Through Tax-Qualified Plans
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Portfolios as an investment through such plans, and the precise effect of an investment on their particular tax situation.
Other Information
Capitalization
The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust (the “Declaration of Trust”) dated November 3, 1999. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.
Shares begin earning dividends on Portfolio shares the day after the Trust receives the purchase payment from the shareholder. Net investment income from interest and dividends, if any, will be declared daily and distributed monthly to shareholders of record by the Portfolio. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. A Portfolio’s dividend and capital gain distributions will be paid only in cash. Dividends will not be reinvested in additional Portfolio shares.
Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Portfolio’s property for all loss and expense of any shareholder investing in that Portfolio held liable on account of being or having been such a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Portfolio of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Voting Rights
Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made and ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares having a net asset value of at least 1 per centum of the outstanding shares, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for such a meeting, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.
The Trust’s shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.
Redemptions in Kind
It is highly unlikely that shares would ever be redeemed in kind. However, in consideration of the best interests of the remaining investors, and to the extent permitted by law, each Portfolio reserves the right to pay any redemption proceeds in whole or in part by a distribution in kind of securities held by that Portfolio in lieu of cash. When shares are redeemed in kind, the investor should expect to incur transaction costs upon the disposition of the securities received in the distribution. Each Portfolio agrees to redeem shares sold in cash up to the lesser of $250,000 or 1% of that Portfolio’s net asset value during any 90-day period for any one registered investment adviser.
Payments to Sponsors
Shares of the Portfolios are only available to “wrap” account clients where Allianz Global Investors U.S. LLC (the successor entity to Allianz Global Investors Managed Accounts LLC, which merged into Allianz Global Investors U.S. LLC in January 2013) or PIMCO (each, as applicable, the “Wrap Program Adviser”), has entered into an agreement with the wrap account sponsor (the “Sponsor”) or directly with a client. The Wrap Program Adviser may pay Sponsor’s fees in exchange for the Sponsor’s continuing due diligence, analysis, office access, training, operations and systems support and marketing assistance. These fees may be deducted from management fees remitted to the Wrap Program Adviser or billed separately. In lieu of making such payments, the Wrap Program Adviser or its affiliate may agree to pay Sponsors a lump sum payment and/or payment(s) related to specific events such as sponsorship of conferences, seminars or informational meetings or payment for attendance by persons associated with the Sponsors at conferences, seminars or informational meetings, provide Sponsors or their personnel with occasional tickets to events or other entertainment, meals and small gifts, and make charitable contributions to valid charitable organizations at the request of Sponsors to the extent permitted by applicable law, rules and regulations. In some cases, these payments may be based on assets in the wrap accounts or new assets added to those accounts, and may or may not be documented in advisory agreements between the Wrap Program Adviser and the Sponsor.
The Distributor, the Wrap Program Adviser, and/or their affiliates also may make payments or reimbursements to Sponsors or their affiliated companies, which may be used for the development, maintenance and availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, trading platforms and related infrastructure/technology and/or legal risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, “platform support”) or for various studies, surveys, industry data, access to databases, and research.
Subject to applicable law, the Wrap Program Adviser and its affiliates may also provide investment advisory services to Sponsors and their affiliates and may execute brokerage transactions on behalf of the Portfolios with such

Sponsors’ affiliates. These Sponsors or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize the Wrap Program Adviser’s investment advisory services or invest in products sponsored or distributed by the Distributor. In addition, the Distributor may pay investment consultants or their affiliated companies for certain services including sales personnel coaching and training.
In addition, some Sponsors receive payments from the Distributor and/or Wrap Program Adviser for providing services with respect to “wrap” account clients holding Portfolio shares through the Sponsor, including, but not limited to, the following services: maintaining separate records for each clients account with respect to each of the Portfolios held by such clients account; aggregating and processing redemption and transfer orders, and processing purchase orders on behalf of clients, and calculating and disbursing to clients or crediting to clients accounts all proceeds of redemptions of shares of each of the Portfolios and all dividends and other distributions not reinvested in shares of each of the Portfolios; preparing and transmitting to clients periodic clients account statements showing the total number of shares owned by them as of the statement closing date, purchases, redemptions, and transfers of Portfolio shares by the clients during the period covered by the statement, and the dividends and other distributions paid to the clients during the statement period; transmitting to clients proxy materials, reports, and other information received by the Sponsor from any of the Portfolios and required to be sent to shareholders under the federal securities laws; transmitting (a) state codes, and (b) detailed Portfolio share purchase transaction and purchase-exchange and redemption-exchange information, as necessary to enable each of the Portfolios and the Distributor to comply with certain requirements and state Blue Sky laws, respectively; providing clients support concerning Portfolio positions maintained in client accounts, including answering questions and responding to inquiries regarding such investments, trading, and servicing of client accounts; providing clients with tax documents related to their investment in the Portfolios for clients’ tax reporting purposes; and other additional administrative services to clients and/or support services to the Portfolios as may be provided from time to time by the Sponsor, as agreed by the parties and is permitted by applicable statute, rule or regulation to provide such information or services. These fees are typically assessed on a per-account basis for those accounts maintained by the Sponsor and/or may be assessed to offset the transfer agency costs of maintaining those accounts that would otherwise be incurred.
A number of factors will be considered in determining the amount of these payments to Sponsors. On some occasions, such payments may be conditioned upon levels of assets in the wrap accounts and the quality of the Sponsor’s relationship with the Wrap Program Adviser and its affiliates. The level of such payments made to Sponsors will vary from time to time. In general, the payments by the Wrap Program Adviser to Sponsors are material relative to the wrap account financial compensation received by Sponsors on wrap account assets invested in the Portfolios. If Sponsors and financial advisers receive payments or other incentives in differing amounts, they may have financial incentives for recommending a particular investor adviser or investment medium for wrap accounts.
You should consult your financial adviser and review carefully any disclosure by the Sponsor of your wrap account as to compensation received by the Sponsor and your financial adviser.
Representatives of the Wrap Program Adviser visit financial advisors on a regular basis to educate financial advisors about wrap accounts and the role of the Portfolios in such accounts. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals, to the extent permitted by law.
Certain Ownership of Trust Shares
As of April 7, 2021, the following persons owned beneficially or of record 5% or more of the outstanding shares of FISH: Series C, FISH: Series M, FISH: Series R, FISH Series TE and FISH: Series LD:

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FIXED INCOME SHARES: SERIES C	C		CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	27,062,052		%18.6
FIXED INCOME SHARES: SERIES C	C	*	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	62,208,714	*	%42.76
FIXED INCOME SHARES: SERIES M	M		CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	27,707,838		%18.51
FIXED INCOME SHARES: SERIES M	M	*	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	64,116,671	*	%42.84
FIXED INCOME SHARES: SERIES R	R		CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,414,730		%8.51
FIXED INCOME SHARES: SERIES R	R	*	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,577,800	*	%51.57
FIXED INCOME SHARES: SERIES TE	TE		MORGAN STANLEY SMITH BARNEY LLC FBO A CUSTOMER OF MSSB XXX-XXXXXX-XXX 1 NEW YORK PLAZA NEW YORK NY 10004-1932	384,957		%5.01
FIXED INCOME SHARES SERIES LD	LD	*	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	10,150,183	*	%87.04
*
Entity owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.
**
Shares are believed to be held only as nominee.
Persons who own more than 25% of the outstanding shares of beneficial interest of the Portfolio may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act. To the extent a shareholder “controls” the Portfolio, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the

Portfolio to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.
As of April 7, 2021, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than 1 percent of each Portfolio and of the Trust as a whole.
Custodian and Accounting Agent
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the assets of the Trust and performs custodial and fund accounting services for each Portfolio.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106, (“PwC”) serves as the independent registered public accounting firm for the Trust. PwC provides audit services, tax assistance, and consultation in connection with the review of SEC and IRS filings.
Transfer Agent
DST Asset Manager Solutions, Inc., 430 W 7th Street, STE 219024, Kansas City, Missouri, 64105-1407, serves as the Trust’s transfer agent and dividend-paying agent.
Legal Counsel
Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600 serves as legal counsel to the Trust.
Registration Statement
This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.
Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.
Financial Statements
Audited financial statements for FISH: Series C, FISH: Series M, FISH: Series R, FISH: Series TE and FISH: Series LD, as of December 31, 2020 for the fiscal year then ended, including notes thereto, and the report of PwC thereon, dated February 25, 2021, are incorporated herein by reference from the Trust’s December 31, 2020 Annual Report, filed electronically with the SEC on March 4, 2021.
FISH000SAI_043021

APPENDIX A
Governance and Nominating Committee Charter
PIMCO Managed Accounts Trust (the “Trust”)
The Board of Trustees (the “Board”) of the Trust and respective series thereof (each, a “Fund”) have adopted this Charter to govern the activities of the Governance and Nominating Committee (the “Committee”) of the Board.
Statement of Purpose and Responsibility
The primary purpose and responsibility of the Committee is (i) advising and making recommendations to the Board on matters concerning Board governance and related Trustee practices, and (ii) the screening and nomination of candidates for election to the Board as Independent Trustees, as defined below.
Organization and Governance
1. The Committee shall be comprised of as many Trustees as the Board shall determine, but in any event not fewer than two (2) Trustees. The Committee must consist entirely of Board members who are not “interested persons” of the relevant Funds (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board may remove or replace any member of the Committee at any time in its sole discretion.
2. One or more members of the Committee may be designated by the Board as the Committee’s chair or vice chair, as the case may be and shall serve for such term or terms as the Board may determine. The Committee Chair shall: (1) schedule meetings to take place at such times and frequency as he or she deems appropriate; (2) provide input to management regarding its establishment of an agenda for each Committee meeting, with assistance from other Committee members as the Chair deems appropriate; (3) serve as chair of each Committee meeting; (4) serve as the primary Committee member who shall interface with management regarding Committee-related matters; and (5) perform such other duties as the Board or the Committee deems appropriate. The Chair can delegate to one or more other Committee members one or more of such duties as he or she deems appropriate.
3. The Committee will have at least one regularly scheduled meeting per year to consider the compensation of Independent Trustees and other matters the Committee deems appropriate. Additional Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust’s Bylaws.
Duties and Responsibilities for Governance Matters
1. Overview of Responsibilities. The responsibilities of the Committee of each Fund include considering and making recommendations to the Board regarding: (1) governance, retirement and other policies, procedures and practices relating to the Board and the Trustees; (2) in consultation with the Chair of the Trustees, matters concerning the functions and duties of the Trustees and committees of the Board; (3) the size of the Board and, in consultation with the Chair of the Trustees, the Board’s committees and their composition; and (4) Board and committee meeting procedures, including the appropriateness and adequacy of the information supplied to the Trustees in connection with such meetings.
2. Trustee Compensation. The Committee will periodically review and recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by each Fund to the Independent Trustees for their services on the Board and any committees of the Board.
3. Board Governance Policies. The Committee shall review the Board Governance Policies designed to enhance the independence and effectiveness of the Independent Trustees in serving the interests of the Funds and their shareholders. The Committee shall review these Policies no less than every two years and shall recommend any changes to the Board for its approval.
4. The Committee shall discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.
A-1

Trustee Nominations
1. Qualifications for Trustee Nominees. A Trustee candidate must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence.
2. Identification of Nominees. In identifying potential nominees for a Board, the Committee may consider candidates recommended by the following sources: (i) the Fund’s current Trustees; (ii) the Fund’s officers; (iii) the Fund’s investment adviser or sub- advisers; (iv) shareholders of the Fund (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.
3. Consideration of Candidates Recommended By Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter (included here as Appendix B), as they may be amended from time to time by a Committee, set forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A (included here as Appendix B) will not be considered by the Committee).
4. Recommendation of Candidates to the Board. The Committee will recommend to the Board the Trustees candidates that it deems qualified to serve as Independent Trustees on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference. The Committee may also consider and recommend to the Board Trustee candidates who would not qualify as Independent Trustees.
Operating Guidelines
1. The appropriate officers of the Fund shall provide or arrange to provide such information, data, and services as the Committee may request. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to engage such legal counsel and other experts and consultants at the Fund’s expense as the Committee, in its discretion, deems necessary or appropriate to carry out its responsibilities.
2. Absent actual knowledge to the contrary, each Committee member is entitled to rely upon (1) the integrity and competence of those persons and organizations that render services to the Trust and from whom the Committee receives information or reports and (2) the accuracy and completeness (both at the time of presentation and on a continuing basis, as appropriate) of the information and reports provided to the Committee by such persons or organizations. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of a Fund, under federal and state law.
A-2

APPENDIX B
Procedures for Shareholders to Submit Nominee Candidates
A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.
1. The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.
2. All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).
3. At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.
4. The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.
5. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class, if any) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class, if any) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.
B-1

PART C   OTHER INFORMATION
Item 28. Exhibits
(a)	(1)	Third Amended and Restated Agreement and Declaration of Trust, dated June 26, 2009. (4)
	(2)	Amendment No. 1 to Third Amended and Restated Agreement and Declaration of Trust, dated September 22, 2011. (10)
	(3)	Amendment No. 1 [sic] to Third Amended and Restated Agreement and Declaration of Trust, dated April 4, 2012, adding FISH: Series TE as a Series of the Trust. (5)
	(4)	Amendment No. 3 to the Third Amended and Restated Agreement and Declaration of Trust, dated October 17, 2012. (6)
	(5)	Amendment No. 4 to the Third Amended and Restated Agreement and Declaration of Trust, dated August 20, 2013. (7)
	(6)	Amendment No. 5 to the Third Amended and Restated Agreement and Declaration of Trust, dated September 5, 2014. (8)
(b)	(1)	Amended and Restated By-Laws. (1)
	(2)	Amendment No. 1 to Amended and Restated By-Laws. (8)
(c)		Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Agreement and Declaration of Trust. (1)
(d)	(1)	Investment Advisory Contract between the Trust and Pacific Investment Management Company LLC, dated September 5, 2014. (8)
(e)	(1)	Distribution Contract between the Trust and PIMCO Investments LLC, dated September 5, 2014. (8)
(f)		Not Applicable.
(g)	(1)	Form of Custodian and Investment Accounting Agreement between State Street Bank and Trust Company and the Trust. (3)
	(2)	Form of Custodian and Investment Accounting Agreement between State Street Bank and Trust Company and the Trust relating to the Allianz Dresdner Daily Asset Fund. (2)
(3)
Foreign Securities Depositories Delegation Agreement, dated August 3, 2009, between Allianz
Global Investors Fund Management LLC, RCM Capital Management LLC and Allianz Global
Investors Advisory GmbH, and accepted and agreed to by the Trust for Equity Shares: Series I. (4)

	(4)	Form of Amendment to Custodian and Investment Accounting Agreement by and among State Street Bank and Trust Company, PIMCO Managed Accounts Trust and Pacific Investment Management Company LLC. (8)
(h)	(1)	Amended and Restated Transfer Agency and Service Agreement between Pacific Investment Management Company LLC and Boston Financial Data Services, Inc., dated as of May 14, 2015. (9)
	(2)	Amendment to Transfer Agency and Service Agreement between PIMCO Funds and DST Asset Manager Solutions, Inc., dated as of July 17, 2018. (9)
	(3)	Amendment to Transfer Agency and Service Agreement between Pacific Investment Management Company LLC and DST Asset Manager Solutions, Inc., dated as of December 20, 2019.(11)
	(4)	Amendment to Transfer Agency and Service Agreement between Pacific Investment Management Company LLC and DST Asset Manager Solutions, Inc., dated as of December 2, 2020.(11)
	(5)	Supervision and Administration Agreement between the Trust and Pacific Investment Management Company LLC, dated September 5, 2014. (8)
	(6)	Amended and Restated Expense Limitation Agreement between the Trust and Pacific Investment Management Company LLC, dated September 25, 2018. (9)
(i)		Not Applicable.
(j)		Consent of Independent Registered Public Accounting Firm. (11)

(k)		Not Applicable.
(l)		Initial Capital Agreement, dated March 15, 2000. (1)
(m)		Not Applicable.
(n)		Not Applicable.
(o)		Reserved.
(p)	(1)	Code of Ethics of the Trust. (11)
	(2)	Code of Ethics for Pacific Investment Management Company LLC and PIMCO Investment LLC. (11)
*		Powers of Attorney. (10)
**		Power of Attorney. (11)
***		Power of Attorney. (11)
****		Power of Attorney. (11)
*****		Power of Attorney. (11)
EX-101.INS XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
EX-101.SCH XBRL Taxonomy Extension Schema Document
EX-101.DEF XBRL Taxonomy Extension Definition Linkbase Document
EX-101.LAB XBRL Taxonomy Extension Labels Linkbase Document
EX-101.PRE XBRL Taxonomy Extension Presentation Linkbase Document
(1)
Filed with Post-Effective Amendment No. 2 on February 27, 2001, and incorporated by reference herein.
(2)
Filed with Post-Effective Amendment No. 10 on February 27, 2004, and incorporated by reference herein.
(3)
Filed with Post-Effective Amendment No. 12 on April 5, 2004, and incorporated by reference herein.
(4)
Filed with Post-Effective Amendment No. 25 on July 31, 2009, and incorporated by reference herein.
(5)
Filed with Post-Effective Amendment No. 32 on June 1, 2012, and incorporated by reference herein.
(6)
Filed with Post-Effective Amendment No. 34 on February 28, 2013, and incorporated by reference herein.
(7)
Filed with Post-Effective Amendment No. 37 on November 22, 2013, and incorporated by reference herein.
(8)
Filed with Post-Effective Amendment No. 42 on February 27, 2015, and incorporated by reference herein.
(9)
Filed with Post-Effective Amendment No. 50 on April 30, 2019, and incorporated by reference herein.
(10)
Filed with Post-Effective Amendment No. 52 on April 27, 2020, and incorporated by reference herein.
(11)
Filed herewith.
Item 29. Persons Controlled by or Under Common Control with Registrant.
Not applicable.
Item 30. Indemnification
Reference is made to Article VIII, Section 1, of the Registrant’s Third Amended and Restated Agreement and Declaration of Trust, which was previously filed with Post-Effective Amendment No. 25 on July 31, 2009 and is incorporated herein by reference.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Third Amended and Restated Agreement and Declaration of Trust, its By- Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.
Item 31. Business and Other Connections of the Investment Adviser
Pacific Investment Management Company LLC (“PIMCO”) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of PIMCO, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by PIMCO pursuant to the Advisers Act (SEC File No. 801-48187).
Item 32. Principal Underwriter
(a) PIMCO Investments LLC (the “Distributor”) serves as Distributor of shares for the Registrant.
(b) The officers of the Distributor are:
Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Sutherland, Eric M.	President	None
Fournier, Joseph A.	Manager, Board of Managers	None
Hall, Gregory W.	Manager, Board of Managers	None
Pitters, Caleb J.A.	Manager, Board of Managers	None
Tracy, Lauren R.	Manager, Board of Managers	None
Ferrari, David	Principal Financial Officer and Financial and Operations Principal	None
Harry, Seon	Anti-Money Laundering Compliance Officer	None
Dubitzky, Zvi	Chief Legal Officer, Chief Compliance Officer and Secretary	None
Plump, Steven B.	Head of Business Management, Vice President	None
Burg, Anthony A.	Treasurer	None
*
The business address of all officers of the Distributor is 1633 Broadway, New York, New York 10019.
(c) The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.
Item 33. Location of Accounts and Records
Omitted. The name and address of each person maintaining physical possession of account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are provided in the Fund’s most recent report on Form N-CEN.
Item 34. Management Services
Not applicable
Item 35. Undertakings
Not applicable

NOTICE
A copy of the Third Amended and Restated Agreement and Declaration of Trust of PIMCO Managed Accounts Trust (the “Trust”), together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), the Registrant certifies that it meets all the requirements for effectiveness under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 54 under the 1933 Act and Amendment No. 58 under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Washington in the District of Columbia on the 30th day of April, 2021:
PIMCO MANAGED ACCOUNTS TRUST (Registrant)
By:	Eric D. Johnson* President
*,**By:	/s/ ADAM T. TEUFEL Adam T. Teufel as attorney-in fact
Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:
Signature	Title	Date
Eric D. Johnson*	President (Principal Executive Officer)	April 30, 2021
Bijal Y. Parikh**	Treasurer (Principal Financial & Accounting Officer)	April 30, 2021
Sarah E. Cogan**	Trustee	April 30, 2021
Deborah A. DeCotis**	Trustee	April 30, 2021
David N. Fisher**	Trustee	April 30, 2021
Hans W. Kertess**	Trustee	April 30, 2021
Joseph B. Kittredge, Jr.**	Trustee	April 30, 2021
John C. Maney**	Trustee	April 30, 2021
William B. Ogden, IV**	Trustee	April 30, 2021
Alan Rappaport**	Trustee	April 30, 2021

*,**By:	/s/ ADAM T. TEUFEL Adam T. Teufel as attorney-in-fact

*
Pursuant to powers of attorney filed with Post-Effective Amendment 52 to the Trust’s Registration Statement, and incorporated herein.
**
Pursuant to powers of attorney filed herewith.

EXHIBIT LIST
(h)(3)	Amendment to Transfer Agency and Service Agreement between Pacific Investment Management Company LLC and DST Asset Manager Solutions, Inc., dated as of December 20, 2019
(h)(4)	Amendment to Transfer Agency and Service Agreement between Pacific Investment Management Company LLC and DST Asset Manager Solutions, Inc., dated as of December 2, 2020
(j)	Consent of Independent Registered Public Accounting Firm
(p)(1)	Code of Ethics of the Trust
(p)(2)	Code of Ethics for Pacific Investment Management Company LLC and PIMCO Investments LLC
**	Power of Attorney
***	Power of Attorney
****	Power of Attorney
*****	Power of Attorney
EX-101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document